As filed with the Securities and Exchange Commission on February 10, 2012

Securities Act Registration No. 333-174117

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-2

Registration Statement under the Securities Act of 1933

Pre-Effective Amendment No. 3

Post-Effective Amendment No.

Oaktree Finance, LLC

(Exact Name of Registrant as Specified in the Charter)

333 South Grand Avenue, 28th Floor
Los Angeles, CA 90071

(Address of Principal Executive Offices)

(213) 830-6300

(Registrant’s Telephone Number, including Area Code)

Todd Molz

c/o Oaktree Finance Corp.

333 South Grand Avenue, 28th Floor

Los Angeles, CA 90071

(Name and Address of Agent for Service)

Copies to:

Richard Prins, Esq.	Steven B. Boehm, Esq.
Michael Hoffman, Esq.	Harry S. Pangas, Esq.
Skadden, Arps, Slate, Meagher & Flom LLP	Sutherland Asbill & Brennan LLP
Four Times Square	1275 Pennsylvania Avenue, NW
New York, New York 10036	Washington, DC 20004-2415
(212) 735-3000	(202) 383-0100

Approximate date of proposed public offering:

After the effective date of this Registration Statement

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with dividend or interest reinvestment plans, check the following box ☐

It is proposed that this filing will become effective (check appropriate box):

☒   when declared effective pursuant to section 8(a)

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Proposed Maximum Aggregate Offering Price (1)(2)	Amount of Registration Fee(3)
Common Stock, $0.001 par value per share
Total	$125,000,000	$14,512.50

(1)   Includes the underwriters’ option to purchase additional shares.

(2)   Estimated pursuant to Rule 457(o) solely for the purpose of determining the registration fee.

(3)   Previously paid.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said section 8(a), may determine.

The information in this preliminary prospectus is not complete and may be changed. These securities may not be sold until the registration statement filed with the Securities and Exchange Commission is effective. This preliminary prospectus is not an offer to sell these securities and is not soliciting an offer to buy these securities in any state where the offer or sale is not permitted.

Subject to Completion.   Dated February 10, 2012.

PRELIMINARY PROSPECTUS

                                 Shares

Oaktree Finance Corp.

Common Stock

This is an initial public offering of shares of our common stock.

We are a newly organized, externally managed finance company.  Our investment objective is to generate attractive risk-adjusted returns.  We seek to achieve our investment objective through current income and capital appreciation by investing in senior secured loans, mezzanine debt, subordinated debt and equity securities issued by larger middle-market companies across a broad range of industries.  In general, subject to market conditions and once we are fully invested, we expect that our investments will consist primarily of senior secured loans, including first lien, unitranche and second lien debt instruments, and secondarily of mezzanine and subordinated debt.

We were formed on March 3, 2011 and commenced operations on May 5, 2011 as Oaktree Finance, LLC, a Delaware limited liability company.  Upon completion of this offering, Oaktree Finance, LLC will file a certificate of conversion with the Delaware Secretary of State to convert into Oaktree Finance Corp., a Delaware corporation that will operate as a non-diversified closed-end management investment company.  Prior to completion of this offering, we will elect to be treated as a business development company under the Investment Company Act of 1940, as amended, or the 1940 Act.

We will be managed by our investment adviser, Oaktree Capital Management, L.P., or Oaktree, which will also provide the administrative services necessary for us to operate.

We currently expect that the initial public offering price of our common stock will be between $           and $              per share.  We anticipate that our common stock will be approved for listing on the New York Stock Exchange under the symbol “OFN.”

Because we are newly organized, our shares have no history of public trading. Shares of closed-end investment companies, including business development companies, frequently trade at a discount to their net asset value, which we refer to as NAV.  If our shares trade at a discount to our NAV, it may increase the risk of loss for purchasers in this offering.  This risk is likely to apply to our shares of common stock and may be greater for investors expecting to sell their shares in a relatively short period after completion of this initial public offering.  At an assumed initial public offering price of $          per share (the mid-point of the estimated initial public offering price range set forth above), purchasers in this offering will experience immediate dilution of approximately $           per share. See “Dilution.”

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete.  Any representation to the contrary is a criminal offense.

Investing in our common stock is speculative and involves a high degree of risk. Before buying any shares of our common stock, you should read the discussion of the material risks of investing in our common stock in the section entitled “Risks” beginning on page 13 of this prospectus.

	Per Share	Total
Public offering price	$		$(3)
Sales load (underwriting discount and commission)(1)	$	$
Proceeds, before expenses, to us(2)	$	$

(1)   We will pay to the underwriters $      per share for each share sold in the offering at closing.  The aggregate underwriting discounts and commissions we will pay, based on $         per share (or        % of the public offering price), would be $         .  No sales load will be deducted from the public offering price (or paid to the underwriters) in the case of shares sold directly to principals and employees of Oaktree and its affiliates.

(2)   We estimate that we will incur expenses of approximately $            million in connection with this offering.

(3)   This total includes the sale of              shares sold directly by us to principals and employees of Oaktree and its affiliates at the public offering price of $     .

To the extent that the underwriters sell more than              shares of our common stock, the underwriters have the option to purchase up to an additional      shares of our common stock at the initial public offering price within       days of the date of this prospectus.  If the underwriters exercise this option in full, the total price to the public, sales load and proceeds will be $          , $       and $          , respectively.

The underwriters will reserve up to           shares from this offering for sale, directly or indirectly, to the principals and employees of Oaktree, our executives and directors and other parties affiliated with us.

The underwriters expect to deliver the shares on or about          , 2012.

This prospectus sets forth concisely important information about us that a prospective investor should know before investing in our common stock.  Please read this prospectus before investing and keep it for future reference.  Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission.  This information will be available free of charge by contacting us at 333 S. Grand Avenue, 28th Floor, Los Angeles, CA 90071 or by telephone collect at (213) 830-6300 or on our website at http://www.oaktreefinancecorp.com.  Information contained on our website is not incorporated by reference into this prospectus, and you should not consider that information to be part of this prospectus.  The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

Goldman, Sachs & Co.	Morgan Stanley	Credit Suisse	SunTrust Robinson Humphrey

Evercore Partners	Janney Montgomery Scott		RBC Capital Markets

Prospectus dated           2012.

TABLE OF CONTENTS

PROSPECTUS SUMMARY	1
THE OFFERING	7
FEES AND EXPENSES	11
RISKS	13
SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS	37
USE OF PROCEEDS	39
DISTRIBUTIONS	40
CAPITALIZATION	42
DILUTION	43
THE COMPANY	44
MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS	51
PORTFOLIO COMPANIES	58
MANAGEMENT OF THE COMPANY	59
CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS	66
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES	70
THE ADVISER	72
DETERMINATION OF NET ASSET VALUE	83
DIVIDEND REINVESTMENT PLAN	86
DESCRIPTION OF SHARES	88
SHARES ELIGIBLE FOR FUTURE SALE	92
REGULATION	94
BROKERAGE ALLOCATIONS AND OTHER PRACTICES	99
MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS	100
UNDERWRITING	108
CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT	113
LEGAL MATTERS	113
EXPERTS	113

ADDITIONAL INFORMATION	113
PRIVACY PRINCIPLES	113
INDEX TO FINANCIAL STATEMENTS	F-1

You should rely only on the information contained in this prospectus.  We have not, and the underwriters have not, authorized any other person to provide you with different information.  If anyone provides you with different or inconsistent information, you should not rely on it.  We are not, and the underwriters are not, making an offer to sell these securities in any jurisdiction where the offer or sale is not permitted.  You should assume that the information in this prospectus is accurate only as of the date of this prospectus.  Our business, financial condition and prospects may have changed since that date.  To the extent required by applicable law, we will update this prospectus during the offering period to reflect material changes to the disclosure contained herein.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus.  It is not complete and may not contain all of the information that you may want to consider before investing in our common stock.  You should read the entire prospectus carefully, including the section entitled “Risks.”

Except as otherwise indicated, the terms:

•      “we,” “us,” “our” and the “Company” refer to Oaktree Finance, LLC, a Delaware limited liability company, for the periods prior to the consummation of our conversion into a corporation and Oaktree Finance Corp., a Delaware corporation, for the periods after the consummation of such conversion; and

•      “Oaktree” or the “Adviser” refers to Oaktree Capital Management, L.P., our investment adviser.

The Company

We are a direct lender targeting private debt investments in privately held larger middle-market companies principally located in the United States.  We define larger middle-market companies as those with annual revenues between $25 million and $1 billion.  We expect that initially our investments in such companies will range in size from $10 to $30 million.  Our investment objective is to generate attractive risk-adjusted returns.  We seek to achieve our investment objective through current income and capital appreciation by investing across a broad range of industries.  Subject to market conditions and once we are fully invested, we expect our investments to consist primarily of senior secured loans, including first lien, unitranche and second lien debt instruments (which we refer to collectively as “senior loans”) and secondarily of mezzanine debt, which is subordinated, typically sitting between senior debt and equity in a company’s capital structure, not broadly syndicated and generally not secured, and subordinated debt of larger middle-market companies.  In addition, we may receive warrants and equity participation rights in conjunction with our lending and investment activities.  Consistent with Oaktree’s investment philosophy, we will emphasize loss avoidance and preservation of capital through in-depth company-specific due diligence that does not solely rely on statistical measurements in evaluating investment opportunities.  We will use Oaktree’s extensive contacts to source investment opportunities directly from private equity sponsors who may not offer these investment opportunities to the broader market. We believe that the environment for investing in senior loans, mezzanine debt and subordinated debt is compelling for companies such as ours that are focused on lending to larger middle-market companies.  We believe that there has been a decrease in lending to the middle-market and a significant pool of uninvested private equity capital that will drive demand for middle-market debt.  In addition, we believe the current market trends will allow us to continue to make investments at favorable terms.

Our Chief Executive Officer and Chairman, William B. Sacher, and our President, Rajkumar Makam, are also senior investment professionals of Oaktree, our investment adviser.  Messrs. Sacher and Makam, Managing Directors with Oaktree’s mezzanine finance group, are founding members of the investment team at Oaktree that manages OCM Mezzanine Fund L.P., OCM Mezzanine Fund II L.P. and Oaktree Mezzanine Fund III L.P., which we refer to collectively as the Oaktree Mezzanine Funds.  Mr. Sacher is a highly seasoned credit professional with over 25 years of experience in the leveraged finance and corporate lending business.  Mr. Sacher is the portfolio manager of the Oaktree Mezzanine Funds and is responsible for overseeing the investment professionals managing the Oaktree Mezzanine Funds, or the “Investment Team.”  Mr. Makam has over 14 years of experience in the leverage finance and corporate lending business.  Messrs. Sacher and Makam have worked together since the inception of the first mezzanine fund managed by Oaktree in 2001 and previously worked together in the Leveraged Finance/High Yield Group at NationsBanc Montgomery Securities LLC.  See section entitled “Management of the Company-Biographical Information.”

Oaktree is a leading global investment management firm with $74.9 billion in assets under management as of December 31, 2011.  Since its founding in 1995 by Howard Marks, Bruce Karsh, Sheldon M. Stone, Larry Keele, Richard

Masson, and Stephen Kaplan, Oaktree’s primary goal has been to achieve attractive returns while bearing less-than-commensurate risk.  Oaktree’s investment philosophy stresses the primacy of risk control, the emphasis on consistency, the importance of market inefficiencies, the benefits of specialization, the disavowal of market timing, and the belief that macro forecasting is not critical to investing.  We have employed and will continue to employ Oaktree’s investment philosophy in making our investments.

We were formed on March 3, 2011 and commenced operations on May 5, 2011 as Oaktree Finance, LLC, a Delaware limited liability company.  We were originally capitalized with equity contributions by Oaktree Capital II, L.P. and Oaktree Fund GP II, L.P., affiliates of Oaktree.  As of December 31, 2011, Oaktree Capital II, L.P. and Oaktree Fund GP II, L.P. had contributed an aggregate of $83 million to us.  In addition, on October 7, 2011, we entered into a senior secured revolving credit facility (the “Senior Credit Facility”) with Goldman Sachs Bank USA and SunTrust Robinson Humphrey, Inc., as joint lead arrangers, SunTrust Bank, as administrative agent, and the lenders from time to time party thereto, that provides us with an initial borrowing capacity of $75 million.  The Senior Credit Facility will survive this offering and will provide us with the ability to borrow an additional $150 million if certain specified conditions are met, including that this offering is consummated.  The Senior Credit Facility also contains an accordion feature allowing us to potentially increase our borrowing capacity if certain specified conditions are met.  The commitments under the Senior Credit Facility will expire in 2014 and the Senior Credit Facility will mature in 2015.  The Senior Credit Facility includes customary financial covenants and operating covenants.  As of February 10, 2012, we had no outstanding amount under the Senior Credit Facility.

Upon completion of this offering, Oaktree Finance, LLC will file a certificate of conversion with the Delaware Secretary of State to convert into Oaktree Finance Corp., a Delaware corporation, that will operate as a non-diversified closed-end management investment company.  Prior to the completion of this offering, we will elect to be treated as a business development company, or a BDC, under the 1940 Act.  For tax purposes, we intend to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.  As a BDC, we will be required to comply with certain regulatory requirements.  See the section entitled “Regulation.”

The Adviser

Oaktree is a leading global investment management firm focused on non-mainstream and alternative markets and is registered as an investment adviser under the Investment Advisers Act of 1940.   As of December 31, 2011, it had $74.9 billion in assets under management across 16 separate investment strategies, including distressed debt, high yield bonds, convertible securities, senior loans, control investing (including power opportunities), real estate, emerging market equities and mezzanine finance.  A number of its principals and investment professionals have been investing together for over 20 years and have generated impressive investment performance through multiple market cycles.  Oaktree, together with its affiliates and affiliates of its managed funds, has over 600 employees and offices in 13 cities worldwide, including New York City.

Oaktree’s Investment Team that will originate transactions for us includes 19 investment professionals based in New York, New York.  The Investment Team’s four senior investment professionals have an average of 18 years of transactional experience and three of the four have been members of the Investment Team since its inception in 2001.  We expect to benefit from Oaktree’s expansive resources, which will provide us with access to extensive industry expertise and research, in-depth and timely market intelligence and a wide array of industry contacts, as well as Oaktree’s legal, compliance, accounting and technology departments.  The Investment Team has relationships with over 100 U.S.-based private equity sponsors with fund sizes that generally range from $500 million to $1.5 billion.  These relationships span more than a decade and have resulted in a significant amount of repeat business.  Over 65% of the Oaktree Mezzanine Funds’ transactions involve private equity sponsors with whom the Oaktree Mezzanine Funds have made multiple investments.  We believe this will differentiate us in the market and provide us with valuable insights in our due diligence and monitoring of investments.

Since 2001, the Investment Team has managed the Oaktree Mezzanine Funds, which collectively have aggregate capital commitments exceeding $3.6 billion and were formed to invest in the debt and equity securities of leveraged middle-market companies similar to those targeted by us.  The Oaktree Mezzanine Funds have invested, in aggregate, approximately $2.9 billion in over 120 mezzanine debt and senior loan investments.

Portfolio Composition

As of December 31, 2011, our portfolio consisted of eight issuers with a weighted average yield to maturity on our debt and income producing investments of approximately 9%, of which approximately 97% was current cash pay.  See the section entitled “Portfolio Companies.”

Market Opportunity

We believe that the environment for investing in senior loans, mezzanine and other subordinated debt is compelling for companies such as ours that are focused on lending to middle-market companies.  The following factors in lending are contributing to this attractive environment:

•      Decreased focus on middle-market lending.  Historically, commercial banks and secured lenders dominated middle-market senior lending.  Due to an increasing unwillingness of traditional lenders to hold small, illiquid loans, we believe the middle-market has become relatively underserved and capital constrained.

•      Significant pool of uninvested private equity capital.  Preqin, an independent research firm focusing exclusively on alternative assets, currently estimates the pool of U.S. focused private equity “dry powder,” or uninvested capital, at approximately $522 billion as of October 2011.  We believe this unprecedented amount of recently-raised private equity capital will keep the demand for debt financing at a relatively high level for middle-market buyouts.

•      Current market environment may present opportunities for more favorable terms.  We believe that the limited supply of credit to middle-market companies and the reduced number of market participants has resulted in capital structures with attractive leverage multiples, high levels of equity, favorable terms, and attractive pricing.

Competitive Advantages

We believe that we possess the following competitive advantages:

•      Experienced Management and Investment Team.  Our investments will be managed by Messrs. Sacher and Makam, seasoned credit professionals with over 39 years of combined experience in the leveraged finance and corporate lending business.  The credit-intensive, loss-avoidance approach of balancing risk management and maximizing return of Messrs. Sacher and Makam and our management is fully consistent with Oaktree’s guiding investment philosophy.

•      Strong Focus on Fundamental Credit Analysis.  We intend to make investments using a credit-intensive and loss-avoidance approach.  We believe that our focus on minimizing credit losses and protecting principal by applying Oaktree’s conservative investment philosophy will deliver more consistent long-term results across economic cycles.

•      Broad and Flexible Investment Approach.  We will operate with a broad and flexible investment mandate and will be receptive to providing financing for a wide range of investment transactions, including leveraged buyouts, recapitalizations, refinancings, restructurings, acquisitions, platform companies, and growth capital situations.  These factors will allow us to be opportunistic in evaluating deal flow and selecting those transactions that provide the best risk/return proposition.  In addition, we believe that we can be more flexible and creative with deal structuring than certain other traditional debt providers that do not have as much latitude in their investment mandates.

•      Preferred Access to Deal Flow.  We expect to access deal flow primarily from private equity sponsors, investment banks, commercial banks, and other intermediaries utilizing the broad network of contacts maintained by each member of the Investment Team.  The Investment Team has relationships with over 100 U.S. based private equity sponsors with fund sizes that generally range from $500 million to $1.5 billion and will leverage these relationships to originate deal flow for us.  To date, over 65% of the Oaktree Mezzanine Funds’ investments have involved private equity sponsors with whom the Oaktree Mezzanine Funds have made multiple investments.  We also believe that the Investment Team’s long history of lending in the middle-market positions us to be preferred partners in middle-market private equity sponsored transactions.

•      Access to Oaktree’s Substantial Resources.  Oaktree, together with its affiliates and affiliates of its managed funds, has over 600 employees and offices in 13 cities worldwide, including New York City.   We expect to benefit from access to these expansive resources, which will provide us with extensive industry expertise and research, in-depth and timely market intelligence and a wide array of industry contacts.  We believe this will provide us with valuable insights in our due diligence and monitoring of investments. In addition to the Investment Team, we will be supported by Oaktree’s in-house legal, compliance, accounting and technology departments, which include over 250 professionals. We believe that the quality of these groups and the deep institutional resources will contribute to the strength of our business and the results we achieve.

Investment Strategy

We will seek to invest in a broad range of industries and intend to employ a disciplined and consistent process to source, screen, evaluate, and structure our investments.  We intend to focus on the debt of larger middle-market companies, because we feel the larger scale and quality of these companies make them more resilient investments.  We place a high priority on managing risk and closely monitor and will continue to closely monitor our portfolio.

We intend to structure our investment portfolio with a credit-intensive, loss-avoidance focus on companies with conservative capital structures, sustainable cash flow, a proven management team, a strong relative position in its market and a well developed business strategy.  Oaktree will conduct in-depth due diligence and analysis of each potential investment and will not solely rely on statistical measurements in evaluating investment opportunities.  As part of the due diligence process for each deal, members of the Investment Team assigned to the deal, the “Deal Team,” will assess a company’s products, services, competitive position in its markets, barriers to entry, operating and financial performance as well as the growth potential of its markets. In performing this evaluation, the Deal Team will use financial, descriptive and other due diligence material provided by the target company, third-party professional reports commissioned by equity sponsors, and its own internal sources including industry participants/experts including equity and fixed income research analysts.

Our investments will consist of senior loans, mezzanine debt, subordinated debt and equity securities that are primarily sourced directly from private equity sponsors.  In general, subject to market conditions and once we are fully invested, we expect that our investments will consist primarily of senior loans and secondarily of mezzanine debt and subordinated debt.  Initially, our investments will range from $10 to $30 million each, although we expect that this investment size will vary proportionately with the size of our capital base.

We expect the typical senior loan that we intend to target under current market conditions will be structured with a three to seven-year term and a floating interest rate set at a spread over the London Interbank Offer Rate, or LIBOR, or occasionally a fixed rate interest coupon.  The typical spread over LIBOR for middle-market loans currently ranges from 400 to 900 basis points with a minimum LIBOR rate, or LIBOR floor, ranging from 1.0% to 1.5%.  We expect that the typical mezzanine debt investment that we intend to target under current market conditions will be structured as seven to ten-year debt instruments (typically subordinated) with a fixed coupon ranging from 12% to 14% (10%-12% in cash and up to a 0%-2% paid-in-kind coupon).  However, there can be no assurance that your investment in us will generate returns in the 12% to 14% range, that we will be able to collect the full coupon to which we are entitled on our investments or that we will not suffer losses of principal which would reduce your returns. Additionally, these coupon rates do not reflect our expenses, and we expect mezzanine debt to comprise a smaller portion of our investments than senior loans and other types of investments that generally pay a lower coupon.  Mezzanine debt investments may also be structured as preferred stock.  We may also decide to purchase equity in connection with our mezzanine debt investments or receive “equity kickers” such as warrants.  We may also acquire other types of subordinated debt, including high yield bonds, which will be rated below investment grade or unrated but of similar quality.

We intend to borrow funds to make investments. On October 7, 2011, we entered into the Senior Credit Facility. As of February 10, 2012, we had no outstanding amount under the Senior Credit Facility.

Conflicts of Interest

Oaktree currently has, and may have in the future, other clients with similar or competing investment objectives, including private funds and managed accounts that are seeking capital commitments and will pursue an investment strategy similar to our strategy.  To the extent that we compete with entities managed by Oaktree, including the Oaktree Mezzanine Funds, or any of its affiliates (“Other Oaktree Funds”) for a particular investment opportunity, Oaktree will allocate investment opportunities across the entities for which such opportunities are appropriate, consistent with (a) its internal investment allocation policies, (b) the requirements of the Investment Advisers Act of 1940, or Advisers Act, and (c) certain restrictions under the 1940 Act regarding co-investments with affiliates. See the section entitled “Risks — Risks Related to Our Business — There are significant potential conflicts of interest that could affect our investment returns” and “— Conflict related to obligations Oaktree or its affiliates have to other clients.”

The 1940 Act prohibits us from making certain negotiated co-investments with affiliates unless we receive an order from the Securities and Exchange Commission, or the SEC, permitting us to do so. In the absence of receiving exemptive relief from the SEC that would permit greater flexibility relating to these kinds of co-investments, Oaktree will determine whether these kinds of potential negotiated investments are more appropriate for us or for one of the Other Oaktree Funds and which entity will proceed with the investment. We generally will not make an investment in any company in which any Other Oaktree Fund holds an investment in a different class of such company’s debt or equity securities or obligations unless we also acquire or own the same class of such company’s debt or equity securities as such Other Oaktree Fund or Oaktree determines that (a) the investment is in our best interests and (b)(i) the possibility of a conflict between the interests of such different classes is remote, (ii) either the potential investment by us or the investment of such Other Oaktree Fund is not large enough to control any actions taken by the collective holders of securities of such company, or (iii) in light of the particular circumstances, Oaktree believes such investment is appropriate for us, notwithstanding the potential for conflict.

Oaktree Mezzanine Fund III, L.P., (“Mezzanine Fund III”), a pre-existing closed-end private partnership managed by Oaktree, will be given priority, subject to its investment restrictions, with respect to negotiated mezzanine debt investments until the end of its investment period on December 15, 2014 or, if earlier, such time as Mezzanine Fund III has invested at least 80% of its committed capital.  We will not seek, or obtain, co-investment exemptive relief that is effective until after the expiration of Mezzanine Fund III’s priority.  As a result, prior to the expiration of Mezzanine Fund III’s priority and prior to obtaining exemptive relief for certain kinds of negotiated co-investments, we will be limited in the kinds of investments in mezzanine debt and any associated “equity kickers” we will be able to make.  See the section entitled “Certain Relationships and Related Party Transactions—Co-Investment Opportunities.”

See also the section entitled “Risks — Risks Related to Our Business — There are significant potential conflicts of interest that could affect our investment returns” and “— Our incentive fee structure may create incentives for Oaktree that are not fully aligned with the interests of our stockholders” for the risks related to our incentive fee structure.

Company Information

Our administrative and executive offices are located at 333 S. Grand Avenue, 28th Floor, Los Angeles, CA 90071, and our telephone number is (213) 830-6300. We maintain a website at http://www.oaktreefinancecorp.com. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

Risks

Investing in our common stock is speculative and involves a high degree of risk.  The following summarizes certain of these risks:

•      Risks relating to our business, including credit losses on our investments, the risk of loss associated with leverage and the increase in management fees to Oaktree resulting from such leverage, illiquidity and valuation uncertainties in our investments, possible lack of appropriate investments, the lack of experience of Oaktree in managing a BDC and our dependence on Oaktree.  With respect to leverage, because we intend to borrow to make investments, our cost of capital will be higher, our returns will be more volatile, and there is a greater risk that our stockholders will lose their investments in us.  Also, because management fees payable to Oaktree will increase as a result of using leverage, this creates an incentive for Oaktree to cause us to borrow, despite the risks, when it may be unwise to do so, or a corresponding incentive not to deleverage us when it would otherwise be appropriate to do so.

•      Risks relating to our investments, including the risky nature of the securities in which we invest, our potential lack of control over our portfolio companies, our limited ability to invest in public companies and the potential incentives in Oaktree to invest more speculatively than it would if it did not have an opportunity to earn incentive fees.

•      Risks relating to our status as a BDC and as a RIC, including limitations on raising additional capital and failure to qualify as a BDC and as a RIC.

•      Risks relating to this offering, including volatility in our stock price, the dilution resulting from this offering and the anti-takeover effect of certain provisions in our certificate of incorporation.

•      Risks relating to our investments in indebtedness, which will generally either be rated below investment grade by a rating agency or not be rated by any rating agency.  If unrated investments were to be rated, they would be rated as below investment grade.  Indebtedness of below investment grade quality is regarded as having predominantly speculative characteristics with respect to the capacity to pay interest and repay principal.

•      Risks relating to our portfolio, which will be subject to risk of significant loss because it will consist of only a limited number of portfolio companies.

•      Risks relating to the fees payable to Oaktree by us that are attributable to a rise in the general level of interest rates.  Although we may not experience a corresponding increase in performance relative to the market as a whole, any rise in the general level of interest rates generally will result in an increase in the income incentive fees payable by us to Oaktree.

•      Risks relating to the common stock of BDCs, such as ours, which frequently trade at a discount to current net asset value.

See the section entitled “Risks” beginning at page 13 in this prospectus for a more detailed discussion of these and other material risks you should carefully consider before deciding to invest in shares of our common stock.

THE OFFERING

The offering

We are offering           shares of our common stock through a group of underwriters (the “underwriters”).  To the extent that the underwriters sell more than             shares of our common stock, the underwriters have the option to purchase up to an additional             shares of our common stock at the initial public offering price, less the sales load, within     days of the date of this prospectus. We are concurrently offering                shares of our common stock at the initial public offering price directly to principals and employees of Oaktree and its affiliates pursuant to this prospectus. These shares are included in the shares being sold pursuant to this prospectus. Since these shares are being sold directly by us and not through the underwriters, no underwriting discount or commission will be paid to the underwriters for shares purchased by principals and employees of Oaktree and its affiliates. Consequently, the entire amount of the proceeds from such sales will be paid directly to us.

Common stock outstanding after this offering	shares, excluding shares of common stock issuable pursuant to the option to purchase additional shares of common stock granted to the underwriters.

Proposed trading symbol	“OFN.”

Use of proceeds

The net proceeds of the offering are estimated to be approximately $       million (approximately $         million if the underwriters exercise their option to purchase additional shares in full), in each case assuming an initial public offering price of $        per share (the mid-point of the range set forth on the cover page of the prospectus), after deducting the estimated offering and organizational expenses payable by us.

We intend to use the net proceeds to invest in senior loans, mezzanine debt, subordinated debt and equity securities issued by larger middle-market companies in accordance with our investment objective and for general corporate purposes. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering.  Due diligence expenses may include research expenses, travel costs and any fees paid to third-party consultants and advisors.  We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to 12 months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. Pending such use, we will invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less. These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower returns or distributions, if any, during such period. See the section entitled “Use of Proceeds.”

Investment management agreement

We have entered into an investment management agreement with Oaktree, under which Oaktree, subject to the overall supervision of our board of directors, manages our day-to-day operations and provides investment advisory services to us.

For providing these services, Oaktree receives a base management fee from us at an annual rate of 1.5% of our gross assets, which includes any assets acquired with borrowings made by us; provided, however, that from the pricing date of this offering through the end of the calendar quarter in which the one-year anniversary of the pricing date falls, gross assets will not include cash and cash equivalents.  The base management fee will begin accruing on the effective date of this prospectus.

The investment management agreement also provides that Oaktree will be entitled to an incentive fee of 20%.  The incentive fee consists of two parts: (a) the first component, which is payable quarterly in arrears, will equal 20% of the excess, if any, of the “Pre-Incentive Fee Net Investment Income” over a hurdle rate (2% quarterly) and subject to a “catch-up” provision measured as of the end of each calendar quarter; and (b) the second component, which will be payable in arrears at the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing with the year ending December 31, 2012, will equal 20% of the “Incentive Fee Capital Gains,” if any, which will equal the realized capital gains on a cumulative basis from            , 2012, the date on which our NAV was last determined prior to the completion of this offering, through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis from           , less the aggregate amount of any previously paid capital gain incentive fees.

Distributions	We intend to distribute quarterly dividends to stockholders. Our quarterly distributions, if any, will be determined by our board of directors.

Distributions may be made out of any amounts legally available for such purpose, including earnings and profits. Distributions in excess of our current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) first will reduce a stockholder’s tax basis in such stockholder’s common stock (which will result in higher gains or lower losses when such stock is sold) and, after the tax basis is reduced to zero, will constitute gains to such stockholder.

Our board of directors intends to declare a dividend of approximately $         per share, for the first calendar quarter of 2012. This dividend payment is contingent upon the completion of our initial public offering during the first calendar quarter of 2012. The amount of any such dividend will be proportionately reduced to reflect the number of days remaining in the quarter after the completion of this offering. We anticipate that this dividend will be paid from income primarily generated by interest and dividend income earned on our investment portfolio. The specific tax characteristics of the dividend will be reported to stockholders after the end of the calendar year.

Taxation

We intend to elect to be treated for U.S. federal income tax purposes as a RIC under subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends. To obtain and maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. See the sections entitled “Distributions” and “Material U.S. Federal Income Tax Considerations.”

Custodian and Transfer and Distribution Paying Agent

Wells Fargo Bank, National Association, serves as our Custodian and American Stock Transfer & Trust Company, LLC, serves as our Transfer and Distribution Paying Agent. See the section entitled “Custodian and Transfer and Distribution Paying Agent.”

Borrowing

We intend to borrow money and may issue debt securities within the levels permitted by the 1940 Act when the terms and conditions available are favorable to long-term investing and well-aligned with our investment strategy and portfolio composition in an effort to increase returns to our common stockholders.

We entered into the Senior Credit Facility with Goldman Sachs Bank USA and SunTrust Robinson Humphrey, Inc., as joint lead arrangers, SunTrust Bank, as administrative agent, and with the lenders from time to time party thereto, that provides us with an initial borrowing capacity of $75 million.  The Senior Credit Facility will survive this offering and will provide us with the ability to borrow an additional $150 million if certain specified conditions are met, including that this offering is consummated. The Senior Credit Facility also contains an accordion feature allowing us to potentially increase our borrowing capacity if certain specified conditions are met.  The commitments under the Senior Credit Facility will expire in 2014 and the Senior Credit Facility will mature in 2015. LIBOR rate borrowings under the Senior Credit Facility will bear interest at LIBOR plus 1.75% prior to the completion of our offering and 2.75% after the completion of our offering. The Senior Credit Facility includes customary financial covenants and operating covenants. As of  February 10, 2012, we had no outstanding amount under the Senior Credit Facility.  See the section entitled “Risks.”

Trading at a discount

Shares of closed-end investment companies, including BDCs, frequently trade at a discount to their NAV. The possibility that our shares may trade at a discount to our NAV is separate and distinct from the risk that our NAV per share may decline. Our NAV immediately following this offering will reflect reductions resulting from the amount of our organization and offering expenses. This risk may have a greater effect on investors expecting to sell their shares soon after completion of the public offering, and our shares may be more appropriate for long-term investors than for investors with shorter investment horizons. We cannot predict whether our shares will trade above, at or below NAV.

Dilution

Purchasers in this offering will experience immediate dilution, which, at an initial public offering price of $          per share (the mid-point of the initial public offering price set forth on the cover page of this prospectus), will be approximately $     per share. See the section entitled “Dilution.”

Dividend reinvestment plan

We are adopting a dividend reinvestment plan for our stockholders. This will be an “opt out” dividend reinvestment plan. As a result, if we declare a cash dividend or other cash distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have their dividends automatically reinvested in additional shares of our common stock, rather than receiving cash dividends. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions. See the section entitled “Dividend Reinvestment Plan.”

Anti-takeover provisions

Our certificate of incorporation and bylaws, as well as certain statutory and regulatory requirements, contain certain provisions that may have the effect of discouraging a third-party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock. See the section entitled “Description of Shares.”

Lock-up agreement

We, Oaktree, the principals of Oaktree, our officers, directors, and the Oaktree affiliates who hold substantially all of our common stock prior to this offering will be subject to a 180-day lock-up agreement with the underwriters of this offering. Any shares purchased in the offering by our employees or affiliates also will be subject to a 180-day lock-up period. Prior to the expiration of the 180-day lock-up period, Goldman, Sachs & Co. and Morgan Stanley & Co. LLC may release any common stock subject to the lock-up upon their prior written consent. An early release of the 180-day lock-up period may cause our shares to trade at a lower price than if the lock-up period had not been suspended. See the section entitled “Shares Eligible for Future Sale — Lock-up Agreements” and “Underwriting.”

Administrator

Under a separate administration agreement, Oaktree will also serve as our administrator. As administrator, Oaktree will oversee our financial records, prepare reports to our stockholders and reports filed with the SEC, lease office space to us, provide us with equipment and office services and generally monitor the payment of our expenses and the performance of administrative and professional services rendered to us by others. We will reimburse Oaktree for its costs in providing these services.

License arrangements

We have entered into a license agreement with Oaktree, under which it has agreed to grant us a non-exclusive, royalty-free license to use the name “Oaktree.” For a description of the license agreement, see the section entitled “The Adviser — License Agreement.”

Available information

We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, or the Securities Act, which contains additional information about us and the shares of our common stock being offered by this prospectus. After completion of this offering, we will be obligated to file periodic reports, proxy statements and other information with the SEC. This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s website at http://www.sec.gov.

We maintain a website at http://www.oaktreefinancecorp.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. You may also obtain such information by contacting us at 333 S. Grand Avenue, 28th Floor, Los Angeles, CA 90071 or by calling us collect at (213) 830-6300. Information contained on our website is not incorporated by reference into this prospectus, and you should not consider information contained on our website to be part of this prospectus.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. However, we caution you that some of the percentages indicated in the table below are estimates and may vary. The following table and example should not be considered a representation of our future expenses. Actual expenses may be greater or less than those shown below. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in the Company.

Stockholder Transaction Expenses

Sales Load (as a percentage of offering price)	%(1)
Offering Expenses (as a percentage of offering price)	%(2)
Dividend Reinvestment Plan Fees	None(3)
Total Stockholder Transaction Expenses (as a percentage of offering price)%
Annual Expense (as a Percentage of Net Assets Attributable to Common Shares)
Base Management Fees	%(4)
Incentive Fees Payable Under the Investment Management Agreement (20% of income and realized capital gains)	%(4)(5)
Interest Payments on Borrowed Funds	%(6)
Other Expenses	%(7)
Total Annual Expenses	%

(1)   We will pay to the underwriters $     per share for each share sold in the offering at closing. The aggregate underwriting discounts and commissions we will pay, based on $     per share (or      % of the public offering price), would be $     .  Shares sold in this offering to principals and employees of Oaktree and its affiliates will be sold at the initial public offering price directly by us pursuant to this prospectus.

(2)   Amount reflects estimated offering expenses of approximately $      million.

(3)   The expenses of the dividend reinvestment plan are included in “other expenses.” See the section entitled “Dividend Reinvestment Plan.”

(4)   Our base management fee under the investment management agreement is based on our gross assets. The term “gross assets” includes any assets acquired with the borrowings made by us; provided, however, that from the pricing date of this offering through the end of the calendar quarter in which the one-year anniversary of the pricing date falls, gross assets will not include cash and cash equivalents.  The base management fee will begin accruing on the effective date of this prospectus.  See the section entitled “The Adviser — Investment Management Agreement.” The base management fee assumes borrowings of $       million at the end of our first 12 months of operations to fund investments.

(5)   Based on our current business plan, we anticipate that substantially all of the net proceeds of this offering will be used within six to 12 months in accordance with our investment objective. We expect that during this period we will not have any capital gains. However, if the amount of our net operating income exceeds the quarterly minimum hurdle rate discussed below in the first year after the completion of this offering, we will pay incentive fees.

The incentive fee consists of two components:

The first component, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” over a 2% quarterly (8% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, Oaktree receives no incentive fee until our net investment income equals the hurdle rate of 2% but then receives, as a “catch-up,” 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2% in any calendar quarter, Oaktree will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply. The first component of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. Since the hurdle rate is fixed, as interest rates rise, it will be easier for Oaktree to surpass the hurdle rate and receive an incentive fee based on net investment income.

The second component of the incentive fee will equal 20.0% of our “Incentive Fee Capital Gains,” if any, which will equal our realized capital gains on a cumulative basis from            , 2012, the date on which our NAV was last determined prior to completion of this offering through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second component of the incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing with the year ending December 31, 2012.  For a more detailed discussion of the calculation of this fee, see the section entitled “The Adviser — Investment Management Agreement.”

(6)   The table assumes: (a) that we borrow for investment purposes up to an amount equal to     % of our average total assets (average borrowing of $     million out of average total assets of $     million) and (b) that the interest expense, the unused fee and the one-year portion of the aggregate structuring fee is $       million, based on estimated amounts for our first fiscal year.

(7)   Includes estimated organizational expenses and our overhead expenses based on estimated amounts for the current fiscal year.  Overhead expenses include payments under the administration agreement based on our projected allocable portion of overhead and other expenses incurred by our administrator in performing its obligations under the administration agreement. See the section entitled “The Adviser — Administration Agreement.”

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed that our outstanding indebtedness and annual operating expenses remain at the levels set forth in the table above.

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

The example and the expenses in the tables above should not be considered a representation of our future expenses, and actual expenses may be greater or less than those shown. While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. The incentive fees under our investment management agreement are unlikely to be significant assuming a 5% annual return and are not included in the example. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our distributions to our common stockholders and our expenses would likely be higher.

For example, if we assumed that we received our 5% annual return completely in the form of net realized capital gains on our investments, computed net of all cumulative unrealized depreciation on our investments, the projected dollar amount of total cumulative expenses set forth in the above illustration would be as follows:

	1 Year	3 Years	5 Years	10 Years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$	$	$	$

In addition, while the example assumes reinvestment of all cash dividends and other cash distributions at NAV, participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by (a) if the market price of our common stock is below NAV, at such market price, and (b) if the market price of our common stock is greater than NAV, then at the greater of (i) NAV per share, and (ii) 95% of the market price per share of our common stock. The market price of our common stock for these purposes will be determined at the close of regular trading on the New York Stock Exchange on the payment date fixed by our board of directors for such distribution. The market price per share on that date shall be the closing price for such shares on the New York Stock Exchange or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. See the section entitled “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

RISKS

Before you invest in our common stock, you should be aware of various risks, including those described below. You should carefully consider these risks, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. The risks described below, as well as additional risks and uncertainties presently unknown by us or currently not deemed significant could negatively affect our business, financial condition and results of operations. In such case, our NAV and the trading price of our common stock could decline, and you may lose all or part of your investment.

Certain Risks in the Current Environment

Capital markets have recently experienced periods of disruption and instability. These market conditions have materially and adversely affected debt and equity capital markets in the United States and abroad, which may in the future have a negative impact on our business and operations.

In 2007, the global capital markets entered into a period of disruption as evidenced by a lack of liquidity in the debt capital markets, significant write-offs in the financial services sector, the re-pricing of credit risk in the broadly syndicated credit market and the failure of certain major financial institutions. Despite actions of the United States federal government and foreign governments, these events contributed to worsening general economic conditions that materially and adversely impacted the broader financial and credit markets and reduced the availability of debt and equity capital for the market as a whole and financial services firms in particular.  While some recent fiscal periods have witnessed more stabilized economic activity as expectations for an economic recovery increased, other recent periods have witnessed more economic disruption and adverse economic conditions may persist.  We and other companies in the financial services sector may be required to, or may choose to, seek access to alternative markets for debt and equity capital. Equity capital may be difficult to raise because, subject to some limited exceptions, we will not generally be able to issue and sell our common stock at a price below NAV per share. In addition, the debt capital that will be available, if at all, may be at a higher cost, and on less favorable terms and conditions in the future. Conversely, the portfolio companies in which we will invest may not be able to service or refinance their debt, which could materially and adversely affect our financial condition as we would experience reduced income or even experience losses. The inability to raise capital and the risk of portfolio company defaults may have a negative effect on our business, financial condition and results of operations.

The illiquidity of our investments may make it difficult for us to sell such investments if required. As a result, we may realize significantly less than the value at which we have recorded our investments. In addition, significant changes in the capital markets, including the recent extreme volatility and disruption, have had, and may in the future have, a negative effect on the valuations of our investments and on the potential for liquidity events involving our investments. An inability to raise capital, and any required sale of our investments for liquidity purposes, could have a material adverse impact on our business, financial condition or results of operations.

Risks Related to Our Business

We may suffer credit losses.

Private debt in the form of loans to corporate and asset-based borrowers is speculative and involves a high degree of risk of credit loss, and therefore an investment in our shares of common stock may not be suitable for someone with a low tolerance for risk. These risks are likely to increase during an economic recession, such as the economic recession or downturn that the U.S. and many other countries have recently experienced or are experiencing.

If we use borrowed funds to make investments or fund our business operations, we will be exposed to risks typically associated with leverage which will increase the risk of investing in us.

We may borrow money, including through the issuance of debt securities or preferred stock, to leverage our capital structure, which is generally considered a speculative investment technique. As a result:

•      our common stock would be exposed to an increased risk of loss because a decrease in the value of our investments would have a greater negative impact on the value of our common stock than if we did not use leverage;

•      if we do not appropriately match the assets and liabilities of our business, adverse changes in interest rates could reduce or eliminate the incremental income we make with the proceeds of any leverage;

•      our ability to pay dividends on our common stock may be restricted if our asset coverage ratio, as provided in the 1940 Act, is not at least 200% and any amounts used to service indebtedness or preferred stock would not be available for such dividends;

•      any credit facility would be subject to periodic renewal by our lenders, whose continued participation cannot be guaranteed;

•      such securities or obligations would be governed by an indenture or other instrument containing covenants restricting our operating flexibility;

•      we, and indirectly our stockholders, bear the cost of issuing and paying interest or dividends on such securities or incurring such obligations; and

•      any convertible or exchangeable securities that we issue may have rights, preferences and privileges more favorable than those of our common stock.

Under the provisions of the 1940 Act, we are permitted, as a BDC, to issue debt securities or preferred stock and/or borrow money from banks and other financial institutions, which we collectively refer to as “senior securities,” only in amounts such that our asset coverage ratio equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test and we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our senior securities at a time when such sales may be disadvantageous.

We will borrow money, which will magnify the potential for gain or loss on amounts invested and may increase the risk of investing in us.

The use of leverage magnifies the potential for gain or loss on amounts invested and, therefore, increases the risks associated with investing in our securities. We entered into the Senior Credit Facility with Goldman Sachs Bank USA and SunTrust Robinson Humphrey, Inc., as joint lead arrangers, SunTrust Bank, as administrative agent, and the lenders from time to time party thereto, that provides us with an initial borrowing capacity of $75 million.  The Senior Credit Facility will survive this offering and will provide us with the ability to borrow an additional $150 million if certain specified conditions are met, including that this offering is consummated. The Senior Credit Facility also contains an accordion feature allowing us to potentially increase our borrowing capacity if certain specified conditions are met.  The commitments under the Senior Credit Facility will expire in 2014 and the Senior Credit Facility will mature in 2015.  LIBOR rate borrowings under the Senior Credit Facility will bear interest at LIBOR plus 1.75% prior to the completion of our offering and 2.75% after the completion of our offering.  Lenders of these senior securities will have fixed dollar claims on our assets that are superior to the claims of our common stockholders, and we would expect such lenders to seek recovery against our assets in the event of a default. If the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could also negatively affect our ability to make dividend payments on our common stock. Leverage is generally considered a speculative investment technique. Our ability to service any debt that we incur will depend largely on our financial performance and will be subject to prevailing economic conditions and competitive pressures.

Moreover, as the management fee payable to Oaktree will be payable based on our gross assets, including those assets acquired through the use of leverage, Oaktree will have a financial incentive to incur leverage which may not be consistent with our stockholders’ interests. In addition, our common stockholders will bear the burden of any increase in our expenses as a result of leverage, including any increase in the management fee payable to Oaktree.

In addition, the Senior Credit Facility imposes financial and operating covenants that restrict our business activities, including limitations that could hinder our ability to finance additional loans and investments or to make the distributions required to maintain our status as a RIC under Subchapter M of the Code.  In particular, the Senior Credit Facility contains certain financial covenants that among other things, will require us to maintain a minimum amount of equity supporting the Senior Credit Facility and to maintain compliance with certain collateral quality and coverage tests.

The lack of liquidity in our investments may adversely affect our business.

We anticipate that our investments generally will be made in private companies. Substantially all of these securities and obligations will be subject to legal and other restrictions on resale or will be otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we or Oaktree has material non-public information regarding such portfolio company.

A disruption in the capital markets and the credit markets could negatively affect our business.

As a BDC, we will have to maintain our ability to raise additional capital for investment purposes. Without sufficient access to the capital markets or credit markets, we may be forced to curtail our business operations or we may not be able to pursue new business opportunities. Disruptive conditions in the financial industry and the impact of new legislation in response to those conditions could restrict our business operations and could adversely impact our results of operations and financial condition.

If the fair value of our assets declines substantially, we may fail to maintain the asset coverage ratios imposed upon us by the 1940 Act. Any such failure would affect our ability to issue senior securities, including borrowings, and pay dividends, which could materially impair our business operations. Our liquidity could be impaired further by an inability to access the capital markets. For example, we cannot be certain that we will be able to consummate new borrowing facilities to provide capital for normal operations, including new originations. Reflecting concern about the stability of the financial markets, many lenders and institutional investors have reduced or ceased providing funding to borrowers.

If we are unable to consummate new facilities on commercially reasonable terms, our liquidity will be reduced significantly. If we consummate new facilities but are then unable to repay amounts outstanding under such facilities, and are declared in default or are unable to renew or refinance these facilities, we would not be able to initiate significant originations or to operate our business in the normal course. These situations may arise due to circumstances that we may be unable to control, such as inaccessibility to the credit markets, a severe decline in the value of the U.S. dollar, a further economic downturn or an operational problem that affects third parties or us, and could materially damage our business. Moreover, we are unable to predict when economic and market conditions may become more favorable. Even if such conditions improve broadly and significantly over the long-term, adverse conditions in particular sectors of the financial markets could adversely impact our business.

A substantial portion of our portfolio investments may be recorded at fair value as determined in good faith by or under the direction of our board of directors and, as a result, there may be uncertainty regarding the value of our portfolio investments.

A large percentage of our portfolio investments will be in the form of securities and obligations that are not publicly traded. The fair value of securities and obligations that are not publicly traded may not be readily determinable. We will value these securities and obligations on a quarterly basis in accordance with our valuation policy, which will be at all times consistent with U.S. generally accepted accounting principles, or GAAP. Our board of directors will utilize the services of third-party valuation firms to aid it in determining the fair value of these securities and obligations. The board of directors will discuss valuations and determine the fair value in good faith based on the input of Oaktree and the respective third-party valuation firms. The factors that may be considered in fair value pricing our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings, the markets in which the portfolio company does business, comparisons to publicly traded companies, discounted cash flow and other relevant factors. As part of the valuation process, we will also consider the market-yield approach based on the expected future cash flows of the debt securities or obligations discounted based on estimated current market rates. Because such valuations, and particularly valuations of private and obligations and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these and obligations existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such and obligations.

Price declines and illiquidity in the corporate debt markets may adversely affect the fair value of our portfolio investments, reducing our net asset value through increased net unrealized depreciation.

As a BDC, we will be required to carry our investments at market value or, if no market value is ascertainable, at fair value as determined in good faith by or under the direction of our board of directors. Decreases in the market values or fair values of our investments will be recorded as unrealized depreciation. The unprecedented declines in prices and liquidity in the corporate debt markets from 2008 through 2010 resulted in significant net unrealized depreciation in the portfolios of many existing BDCs, reducing their net asset value. Depending on market conditions, we may face similar losses after we become a BDC, which could reduce our NAV and have a material adverse impact on our business, financial condition and results of operations.

We have not yet identified the portfolio company investments we intend to acquire using the proceeds of this offering.

We have not yet identified the potential investments for our portfolio that we will acquire with the proceeds of this offering. As a result, prior to purchasing shares of our common stock in this offering you will only be able to evaluate the initial portfolio company investments we currently hold. Additionally, Oaktree will select our investments subsequent to the closing of this offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our common stock. In addition, pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investment grade investments that mature in one year or less from the date of investment. The income we earn on such temporary investments will generally be significantly less than what we would expect to receive from investments in the types of senior loans we intend to target for investment and if we are not able to identify or gain access to suitable investments our income may be limited.  From the pricing date of this offering through the end of the calendar quarter in which the one-year anniversary of the pricing date falls, the “gross assets” upon which the base management fee payable to Oaktree is calculated will not include cash and cash equivalents.

Initially, our portfolio will be concentrated in a limited number of portfolio companies; this concentration will subject us to a risk of significant loss if any of these companies defaults on its obligations.

Initially, our portfolio will consist of investments in a limited number of portfolio companies. The number of portfolio companies may be higher or lower depending on the amount of our assets under management at any given time, market conditions and the extent to which we employ leverage, and will likely fluctuate over time. A consequence of this limited number of investments is that the aggregate returns we realize may be materially and adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Beyond our income tax diversification requirements under Subchapter M of the Code, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

We may acquire securities that pay payment-in-kind interest. As a result of the payment-in-kind interest generated by these investments, the principal balances of the investments increases over time, which may result in an increase in our portfolio’s concentration in these specific investments.

In addition, investments in our portfolio are not rated by any rating agency. Debt in which we intend to invest in the future is typically not rated by any rating agency. We believe that if such investments were rated, the vast majority would be rated below investment grade, due to speculative characteristics of the issuer’s capacity to pay interest and repay principal. Our investments may result in an amount of risk, volatility or potential loss of principal that is greater than that of alternative investments. In addition, to the extent interest payments associated with such debt are deferred, such debt will be subject to greater fluctuations in value based on changes in interest rates, such debt could subject us to phantom income, and since we will generally not receive any cash prior to maturity of the debt, the investment will be of greater risk.

We will be exposed to risks associated with changes in interest rates.

Interest rate fluctuations may have a substantial negative impact on our investments, the value of our common stock and our rate of return on invested capital. A reduction in the interest rates on new investments relative to interest rates on current investments could also have an adverse impact on our net interest income. An increase in interest rates could decrease the value of any investments we hold which earn fixed interest rates and also could increase our interest expense, thereby decreasing our net income. Also, an increase in interest rates available to investors could make investment in our common stock less attractive if we are not able to increase our dividend rate, which could reduce the value of our common stock.

To the extent we borrow money to make investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income in the event we use debt to finance our investments. In periods of rising interest rates, our cost of funds would increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act.

You should also be aware that a rise in the general level of interest rates can generally be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee hurdle rate and may result in a substantial increase of the amount of incentive fees payable to Oaktree with respect to our pre-incentive fee net investment income without a corresponding increase in our performance relative to the market as a whole.

The lack of experience of Oaktree and its management in operating under the constraints imposed on us as a BDC may hinder the achievement of our investment objectives.

The 1940 Act imposes numerous constraints on the operations of BDCs. For example, under the 1940 Act a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are described in the section entitled “Regulation — Qualifying Assets.”  In addition, qualification for taxation as a RIC requires satisfaction of source-of-income, diversification and distribution requirements. Oaktree does not have experience investing under these constraints. These constraints, among others, may hinder Oaktree’s ability to take advantage of attractive investment opportunities and to achieve our investment objective.

We depend upon senior management personnel of Oaktree for our future success, and if Oaktree is unable to retain qualified personnel or if Oaktree loses senior members of the Investment Team, our ability to achieve our investment objective could be significantly harmed.

We depend on the members of Oaktree’s Investment Team, particularly Messrs. Sacher and Makam, two of its managing directors, as well as other key investment personnel for the identification, final selection, structuring, closing and monitoring of our investments. These members of the Investment Team are integral to Oaktree’s asset management activities and have critical industry experience and relationships that we will rely on to implement our business plan. Our future success depends on their continued service to Oaktree. The departure of a significant number of the members of the Investment Team could have a material adverse effect on our ability to achieve our investment objective. We cannot assure you that unforeseen business, medical, personal or other circumstances would not lead any individual to leave Oaktree. As a result, we may not be able to operate our business as we expect, and our ability to compete could be harmed, which could cause our operating results to suffer. In addition, we can offer no assurance that Oaktree will remain our investment adviser or our administrator.

If Oaktree is unable to manage our investments effectively, we may be unable to achieve our investment objective.

Our ability to achieve our investment objective will depend on our ability to manage our business, which will depend, in turn, on the ability of Oaktree to identify, invest in and monitor companies that meet our investment criteria. Accomplishing this result on a cost-effective basis is largely a function of Oaktree’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us and its ability to access financing for us on acceptable terms. Oaktree has substantial responsibilities under the investment management agreement, and members of Oaktree’s Investment Team may also be called upon to provide managerial assistance to our portfolio companies as the principals of our administrator.

Oaktree’s management team also currently manages private investment funds, and may in the future manage other private investment funds. They may also be required to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow our rate of investment. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We may experience fluctuations in our periodic operating results.

We could experience fluctuations in our periodic operating results due to a number of factors, including the interest rates payable on the debt securities and obligations we acquire, the default rate on such securities and obligations, the level of our expenses (including the interest rates payable on our borrowings), the dividend rates payable on preferred stock we issue, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Our income may be substantially lower than when our portfolio is fully invested and therefore our ability to make distributions may be limited because we are a new company with limited operating history.

We were formed in March 2011 and commenced operations in May 2011 and have limited operations. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially. We anticipate that it will take us between six and 12 months to invest substantially all of the net proceeds of this offering in accordance with our investment objective. During this period, pending such investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality investment grade investments that mature in one year or less from the date of investment. The income we earn on such temporary investments will generally be significantly less than what we would expect to receive from investments in the types of securities and obligations we intend to target for investment and if we are not able to identify or gain access to suitable investments our income may be limited. As a result, any distributions we make during this period may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested. From the pricing date of this offering through the end of the calendar quarter in which the one-year anniversary of the pricing date falls, the “gross assets” upon which the base management fee payable to Oaktree is calculated will not include cash and cash equivalents.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For U.S. federal income tax purposes, we include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment activities, or increases in loan balances as a result of payment-in-kind arrangements are included in income before we receive any corresponding cash payments.  We also may be required to include in income certain other amounts that we do not receive in cash.

Since in certain cases we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the tax requirement that we distribute at least 90% of our investment company taxable income to maintain our status as a RIC. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations in order to meet distribution and/or leverage requirements. If we are not able to raise cash from other sources, we may fail to qualify as a RIC and thus become subject to corporate-level income tax. See the section entitled “Material U.S. Federal Income Tax Considerations — Taxation of the Company.”

Our investments in instruments with original issue discount or payment-in-kind interest involve special risks.

As discussed immediately above, we may invest in instruments that have a deferred interest feature, such as certain instruments with original issue discount, zero coupon securities, or instruments with payment-in-kind interest. Instruments with a deferred interest feature frequently offer higher interest rates, but also pose higher risks because of the payment deferral and credit risk associated with them. Because we will be subject to the portfolio company’s credit risk with regard to an increasing amount of obligations which the portfolio company may or may not be able to pay in the future, such securities and obligations also involve significantly higher credit risk than securities or obligations that pay cash interest. Payment-in-kind interest also increases the loan-to-value ratio at a compounding rate.

In addition, deferred interest instruments may have less reliable valuations than current cash paying instruments because their continuing accruals require continuing judgments about the ability to collect deferred payments and the value of any associated collateral. Further, any cash distributions to stockholders representing original issue discount may come from cash invested by them, but Section 19(a) of the 1940 Act does not require that stockholders be given notice of this fact by reporting it as a return of capital.

We may be required to pay incentive fees on income accrued, but not yet received in cash.

That part of the incentive fee payable by us that relates to our net investment income is computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on such a loan, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible. Consequently, we may make incentive fee payments on income accruals that we may not collect in the future and with respect to which we do not have a clawback right against Oaktree.

We may not be able to pay you dividends and our dividends may not grow over time.

We intend to pay quarterly dividends to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to pay a specified level of cash dividends or year-to-year increases in cash dividends. Our ability to pay dividends might be adversely affected by, among other things, the impact of one or more of the risks described herein. In addition, due to the asset coverage test applicable to us as a BDC or financial covenants in the Senior Credit Facility, we may be limited in our ability to make distributions. All dividends will be paid at the discretion of our board of directors and will depend on our earnings, our financial condition, maintenance of our RIC status, compliance with applicable BDC regulations and such other factors as our board of directors may deem relevant from time to time. We cannot assure you that we will pay dividends to our stockholders in the future.

The highly competitive market in which we operate may limit our investment opportunities.

A large number of entities compete with us to make the types of investments that we make. We compete with public and private funds, commercial and investment banks, commercial financing companies and, to the extent they provide an alternative form of financing, private equity funds. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas in which they have not traditionally invested. As a result of these new entrants, competition for investment opportunities intensified in recent years and may intensify further in the future. Some of our existing and potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions and valuation requirements that the 1940 Act imposes on us as a BDC and the tax consequences of qualifying as a RIC. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this existing and potentially increasing competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

We do not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors make loans with interest rates that are comparable to or lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

Because we expect to distribute substantially all of our net investment income and net realized capital gains to our stockholders, we will need additional capital to finance our growth and such capital may not be available on favorable terms or at all.

We may need additional capital to fund growth in our investments. We intend to elect to be taxed for federal income tax purposes as a RIC under Subchapter M of the Code. As a RIC, we must distribute at least 90% of our ordinary income and net short-term capital gains to our stockholders and accordingly will not be able to reinvest most of our cash earnings.  As a BDC, we are generally required to meet a coverage ratio of total assets to total senior securities, which includes all of our borrowings and any preferred stock we may issue in the future, of at least 200% at the time we issue any debt or preferred stock. This requirement limits the amount of our leverage. Because we will continue to need capital to grow our investment portfolio, this limitation may prevent us from incurring debt or issuing preferred stock and we may wish to raise additional equity at a time when it may be disadvantageous to do so. We cannot assure you that debt and equity financing will be available to us on favorable terms, or at all, and debt financings may be restricted by the terms of any of our outstanding borrowings. In addition, as a BDC, we are generally not permitted to issue common stock priced below NAV without stockholder approval. If additional funds are not available to us, we could be forced to curtail or cease new lending and investment activities, and our NAV could decline.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval. However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a BDC. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results or value of our stock. Nevertheless, the effects could adversely affect our business and impact our ability to make distributions and cause you to lose all or part of your investment.

There are significant potential conflicts of interest that could affect our investment returns.

There may be times when Oaktree, its senior management and the Investment Team have interests that differ from those of our stockholders, giving rise to conflicts of interest. In particular, certain private investment funds managed by Oaktree may hold the same securities or obligations in a portfolio company as are held by us but that are junior to the other securities or obligations of such portfolio company that we also hold. As a result, Oaktree may face conflicts of interests in connection with making business decisions for these portfolio companies to the extent that such decisions affect the different debtholders of these portfolio companies differently. In addition, Oaktree may face conflicts of interests in connection with making investment or other decisions, including granting loan waivers or concessions, on our behalf with respect to these portfolio companies. In such a situation, Oaktree generally will represent the mezzanine class held by us and an Other Oaktree Fund because Oaktree generally believes it is able to have the greatest impact on the restructuring by participating at the mezzanine level and that such participation generally will benefit more senior classes of securities. In a case where Oaktree is representing the mezzanine holdings of an issuer held by us and an Other Oaktree Fund, we generally will vote or execute consents relating to our holdings of senior obligations of such issuer in proportion to the vote or consent of the other holders of such senior obligations, if voting or consent of partial holdings is permitted, or in accordance with the majority of the other holders of such senior obligations, if the voting or consent of partial holdings is not permitted. See the section entitled “Certain Relationships and Related Party Transactions—Policies and Procedures for Managing Conflicts.”

There may be conflicts related to obligations Oaktree has to other clients.

Oaktree manages private investment funds with similar or competing investment objectives.  As a result, Oaktree may face conflicts in the allocation of investment opportunities among us and other investment funds or accounts it advises. Oaktree will have obligations to other clients or investors in those entities, the fulfillment of which may not be in our best interests or in the best interests of our stockholders. For example, Oaktree currently manages Mezzanine Fund III, a $1.59 billion private investment fund that invests in mezzanine and other junior debt and equity investments, which Oaktree has agreed with our board of directors will be given priority with regard to all negotiated mezzanine debt investments and any related “equity kickers” until the earlier of the scheduled end of its investment period in December 2014, subject to its investment restrictions, or such time as Mezzanine Fund III has invested at least 80% of its committed capital.  Based on amounts Mezzanine Fund III has invested to date, past experience with other mezzanine funds managed by Oaktree and current market conditions, Oaktree has informed us that it does not believe Mezzanine Fund III will be 80% invested until some time in 2013, although no assurance can be given that it will be 80% invested prior to December 2014.  We intend to apply for exemptive relief from the SEC to permit us to co-invest in certain negotiated investments with other funds managed by Oaktree after the earlier of such times occurs.  Absent co-investment relief, we will not be able to make certain negotiated co-investments with other funds managed by Oaktree.  Prior to our election to be treated as a business development company, we acquired approximately $   in mezzanine debt investments.  Once Mezzanine Fund III has invested at least 80% of its committed capital or its investment period ends in December 2014 and assuming we obtain exemptive relief, negotiated mezzanine debt investments will be able to be allocated pro rata between us and future mezzanine funds managed by Oaktree, if any, pursuant to Oaktree’s internal allocation guidelines, which generally require that such opportunities be allocated to eligible investment funds, accounts and investment vehicles on a basis that Oaktree in good faith deems prudent or equitable based on the investment allocation considerations described in the section entitled “Certain Relationships and Related Party Transactions — Co-Investment Opportunities.”  The temporary priority for Mezzanine Fund III may cause us to forego investment opportunities that are suitable for us. Oaktree has agreed with our board of directors that if and when we are able to co-invest with other investment funds managed by Oaktree, allocations among us and other investment funds will generally be able to be made pro rata based on capital available for investment in the asset class being allocated, subject in each case to the investment policies and limitations of the various investment funds to which an investment may be allocated and to Oaktree’s allocation guidelines. We expect that available capital for our investments will be determined based on the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, lending facility requirements and covenants, targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or as imposed by applicable laws, rules, regulations or interpretations. In situations where we cannot co-invest with other investment funds managed by Oaktree, Oaktree will determine whether investments are more appropriate for us or for an Other Oaktree Fund and which entity will proceed with the investment. There can be no assurance that we will be able to participate in all investment opportunities that are suitable to us.  See the section entitled “Certain Relationships and Related Party Transactions—Policies and Procedures for Managing Conflicts.”

Oaktree may, from time to time, possess material non-public information, limiting our investment discretion.

Oaktree and members of its investment teams may serve as directors of, or in a similar capacity with, companies in which we invest, the securities and obligations of which are purchased or sold on our behalf. In the event that material nonpublic information is obtained with respect to such companies, we could be prohibited for a period of time from purchasing or selling the securities or obligations of such companies by law or otherwise, and this prohibition may have an adverse effect on us.

Our incentive fee structure may create incentives for Oaktree that are not fully aligned with the interests of our stockholders.

In the course of our investing activities, we will pay management and incentive fees to Oaktree. These fees are based on our gross assets. Because these fees are based on our gross assets, Oaktree will benefit when we incur debt or use leverage. Additionally, under the incentive fee structure, Oaktree may benefit when capital gains are recognized and, because Oaktree determines when a holding is sold, Oaktree controls the timing of the recognition of such capital gains. Our board of directors is charged with protecting our interests by monitoring how Oaktree addresses these and other conflicts of interest associated with its management services and compensation. While they are not expected to review or approve each borrowing or incurrence of leverage, our independent directors will periodically review Oaktree’s services and fees as well as its portfolio management decisions and portfolio performance. In connection with these reviews, our independent directors will consider whether our fees and expenses (including those related to leverage) remain appropriate. As a result of this arrangement, Oaktree or its affiliates may from time to time have interests that differ from those of our stockholders, giving rise to a conflict.

The part of the incentive fee payable to Oaktree that relates to our net investment income will be computed and paid on income that may include interest income that has been accrued but not yet received in cash, such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities and obligations. This fee structure may be considered to involve a conflict of interest for Oaktree to the extent that it may encourage Oaktree to favor debt financings that provide for deferred interest, rather than current cash payments of interest. Oaktree may have an incentive for us to invest in deferred interest securities or obligations in circumstances where it would not have done so but for the opportunity to continue to earn the incentive fee even when the issuers of the deferred interest securities or obligations would not be able to make actual cash payments to us on such securities and obligations.

This risk could be increased because Oaktree is not obligated to reimburse us for any incentive fees received even if we subsequently incur losses or never receive in cash the deferred income that was previously accrued. Thus, while our stockholders will share in both the risks and rewards of investing in such instruments, Oaktree will not share in such risks.

With respect to other funds that Oaktree manages, the compensation that Oaktree receives in connection with the management of the Other Oaktree Funds is structured differently than the compensation that we pay to Oaktree. Because the base management fee we pay to Oaktree is based on our gross assets whereas the management fee paid by the Oaktree Mezzanine Funds during their investment period is based on capital commitments, Oaktree may have an incentive to cause us to borrow, despite the risks, when it may be unwise to do so, or a corresponding incentive not to deleverage us when it would otherwise be appropriate to do so in order to increase our gross assets. In addition, Oaktree controls the timing of when our investments are made or disposed and may be incentivized to make or dispose of investments for us or the Oaktree Mezzanine Funds based on which fee arrangement may result in more fees paid to Oaktree.

The valuation process for certain of our portfolio holdings creates a conflict of interest.

A substantial portion of our portfolio investments are expected to be made in the form of securities or obligations that are not publicly traded. As a result, our board of directors will determine the fair value of these securities and obligations in good faith pursuant to our valuation policy. In connection with that determination, investment professionals from Oaktree prepare portfolio company valuations based upon the most recent portfolio company financial statements available and projected financial results of each portfolio company. In addition, certain members of our board of directors, including Messrs. Sacher and Makam, have a financial interest in Oaktree. The participation of Oaktree’s investment professionals in our valuation process, and the financial interest in Oaktree by certain members of our board of directors, could result in a conflict of interest as the management fee that we will pay Oaktree is based on our gross assets.

There may be conflicts related to our arrangement with Oaktree to serve as our administrator.

We will rent office space from Oaktree and pay to Oaktree our allocable portion of overhead and other expenses incurred by it in performing its obligations under the administration agreement, such as our allocable portion of the cost of our Chief Financial Officer and Chief Compliance Officer and their respective staffs. This will create conflicts of interest that our board of directors must monitor. See the section entitled “Certain Relationships and Related Party Transactions.”

Our ability to enter into transactions with our affiliates will be restricted, which may limit the scope of investments available to us.

We are prohibited under the 1940 Act from participating in certain transactions with our affiliates without the prior approval of our independent directors and, in some cases, of the SEC. Any person that owns, directly or indirectly, 5% or more of our outstanding voting securities will be our affiliate for purposes of the 1940 Act, and we are generally prohibited from buying or selling any security from or to such affiliate, absent the prior approval of our independent directors. The staff of the SEC has interpreted the business development company regulations governing transactions with affiliates to prohibit certain “joint transactions” between entities that share a common investment adviser. Such “joint” transactions, which could include investments in the same portfolio company, would be prohibited without prior approval of a majority of a committee of our independent directors and, in some cases, of the SEC. We are prohibited from buying or selling any security from or to any person who owns more than 25% of our voting securities or certain of that person’s affiliates, or entering into prohibited joint transactions with such persons, absent the prior approval of the SEC. As a result of these restrictions, we may be prohibited from buying or selling any security (other than any security of which we are the issuer) from or to any portfolio company of a private fund managed by Oaktree or its affiliates without the prior approval of the SEC, which may limit the scope of investment opportunities that would otherwise be available to us.

Mezzanine Fund III, a pre-existing closed-end private partnership managed by Oaktree, will be given priority with respect to negotiated mezzanine debt investments until the earlier of its investment period ending in December 2014, subject to its investment restrictions, or such time as Mezzanine Fund III has invested at least 80% of its committed capital.  Based on amounts Mezzanine Fund III has invested to date, past experience with other mezzanine funds managed by Oaktree and current market conditions, Oaktree has informed us that it does not believe Mezzanine Fund III will be 80% invested until some time in 2013, although no assurance can be given that it will be 80% invested prior to December 2014. We, Oaktree, Mezzanine Fund III and certain of our affiliates will seek exemptive relief from the SEC to permit us to negotiate the terms of co-investments with Other Oaktree Funds.  However, we will not seek, or obtain, such exemptive relief that is effective until after the expiration of Mezzanine Fund III’s priority.  We anticipate such relief will require a majority of a committee of our independent directors to approve any negotiated co-investments that Oaktree may recommend to us under the order. We believe that co-investment by us and other funds managed by Oaktree and its affiliates may afford us additional investment opportunities and an ability to achieve greater diversification. Accordingly, our application for exemptive relief will seek an exemptive order permitting us to invest with Other Oaktree Funds in the same portfolio companies under circumstances in which such investments would otherwise not be permitted by the 1940 Act. We are unable to assure you the SEC will grant us exemptive relief at all.  If we do not receive such exemptive relief, we will not be able to make certain negotiated co-investments with other funds managed by Oaktree and our ability to invest in mezzanine debt will be substantially limited.  Prior to our election to be treated as a business development company, we acquired approximately $   in mezzanine debt investments.

We may, however, co-invest with Oaktree’s and its affiliates’ other clients in certain circumstances where doing so is consistent with applicable law and SEC staff interpretations. For example, we may co-invest with such accounts consistent with guidance promulgated by the SEC staff permitting us and such other accounts to purchase interests in privately placed securities so long as certain conditions are met, including that Oaktree, acting on our behalf and on behalf of other clients, negotiates no term other than price. We may also co-invest with Oaktree’s other clients as otherwise permissible under regulatory guidance, the requirements of any exemptive relief, applicable regulations and Oaktree’s allocation policy. Under this allocation policy, a portion of each opportunity, which may vary based on asset class and from time to time, will be offered to us and similar eligible accounts, as periodically determined by Oaktree and approved by a majority of a committee of our independent directors. The allocation policy further provides that allocations among us and these other accounts will generally be made pro rata based on each account’s capital available for investment in the class of asset being allocated, as determined, in our case, by our board of directors, including our independent directors in consultation with Oaktree. It is our policy to base our determinations as to the amount of capital available for investment based on some or all of such factors as: the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, lending facility requirements and covenants, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts managed by Oaktree.

In situations where co-investment with Other Oaktree Funds is not permitted or appropriate, such as when there is an opportunity for different funds to invest in different securities of the same issuer and the different investments could be expected to result in a conflict between our interests and those of other of Oaktree’s clients, Oaktree will need to decide which client will proceed with the investment. Oaktree will make these determinations based on its policies and procedures. Moreover, except in certain circumstances, we will be unable to invest in any issuer in which an Other Oaktree Fund has previously invested. Similar restrictions limit our ability to transact business with our officers or directors or their affiliates.

Our ability to restructure, sell or otherwise exit investments in which affiliates of Oaktree also have an investment may be restricted.

Other Oaktree Funds also hold interests in particular portfolio companies. To the extent that our interests in these portfolio companies may need to be restructured in the future or to the extent that we choose to exit certain of these transactions, our ability to do so may be limited by the restrictions on joint arrangements discussed above and we may be unable to participate in such restructuring or exits. We intend to apply for exemptive relief in relation to certain joint transactions; however, there is no assurance that we will obtain appropriate relief.  In the event such relief is granted, our ability to restructure our interests or to exit certain co-investments may be restricted by the conditions set forth in our co-investment program.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies will be subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse affect on our business.

Risks Related to Our Investments

Our investments are very risky and highly speculative.

Subject to market conditions and once we are fully invested, we will invest primarily in senior loans and secondarily in mezzanine debt and subordinated debt issued by larger middle-market companies.  We also may acquire equity securities.

Senior Loans:  Our senior loan investments will include first-lien, unitranche and second-lien debt loans.  The allocation of our investments among the various types of loans will be dependent on market conditions.  Our senior loan investments currently consist of first-lien and second-lien loans. We anticipate that 70% to 50% of our senior loan investments will be in first-lien loans and 30% to 50% will be in senior loans other than first-lien loans.

First-Lien Loans. When we make a first-lien loan investment in a portfolio company, we generally take a security interest in the available assets of the portfolio company, including the equity interests of its subsidiaries, which we expect to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital, and, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may accompany by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Second-Lien Loans.  In addition to the risks outlined under first-lien loans, second-lien loans generally entail risks, including (a) the subordination of our claims to a senior lien in terms of the coverage and recovery of the collateral and (b) the prohibition of, or limitation on, the right to foreclose on a second lien or exercise other rights as a second-lien holder.  In certain cases, therefore, no recovery may be available from a defaulted second-lien loan.  The level of risk associated with investments in second-lien loans increases to the extent such investments are loans of distressed or below investment grade companies.

Unitranche Loans.  Unitranche loans refer to loans that combine characteristics of traditional first-lien loans and second-lien or subordinated loans.  Consequently, each has similar risks to the aforementioned loans in varying degrees according to the combination of loan characteristics of the unitranche loan.

Mezzanine and Subordinated Debt. Our mezzanine and subordinated debt investments are generally subordinated to senior loans and are generally unsecured. As such, it is likely other creditors will rank senior to us in the event of an insolvency. The holder of a mezzanine loan may lack adequate protection in the event the issuer becomes distressed or insolvent and will likely experience a lower recovery than more senior debtholders in the event the issuer defaults on its indebtedness. In addition, mezzanine loans of middle-market companies are often highly illiquid and in adverse market conditions may experience steep declines in valuation even if they are fully performing.

Equity Investments. When we invest in senior loans or mezzanine debt, we may acquire equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. Our goal is to manage such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Our investments in private middle-market portfolio companies may be risky, and we could lose all or part of our investment.

Investments in private middle-market companies involve a number of significant risks. Generally, little public information exists about these companies, and we are required to rely on the ability of Oaktree’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If we are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Private middle-market companies may have limited financial resources and difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.  As a result, they may be unable to meet their obligations under their debt securities or obligations that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of our realizing any guarantees we may have obtained in connection with our investment. In addition, they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and market conditions, as well as general economic downturns. Additionally, private middle-market companies are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us. Private middle-market companies also generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and Oaktree may, in the ordinary course of business, be named as defendants in litigation arising from our investments in these types of companies.

Economic recessions or downturns could impair the ability of our portfolio companies to repay loans, which, in turn, could increase our non-performing assets, decrease the value of our portfolio, reduce our volume of new loans and harm our operating results, which would have an adverse effect on our results of operations.

Many of our portfolio companies are and may be susceptible to economic slowdowns or recessions, including the current economic conditions, and may be unable to repay our loans during such periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during such periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, acceleration of the time when the loans are due and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize the portfolio company’s ability to meet its obligations under the debt that we will hold. We may incur additional expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. In addition, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including whether we exercise control over that portfolio company, a bankruptcy court might recharacterize our debt holding and subordinate all or a portion of our claim to that of other creditors.

We may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

We do not generally intend to take controlling equity positions in our portfolio companies. To the extent that we do not hold a controlling equity interest in a portfolio company, we are subject to the risk that such portfolio company may make business decisions with which we disagree, and the stockholders and management of such portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

Our portfolio companies may incur debt that ranks above or equally with our investments in such companies.

Portfolio companies in which we invest may have, or may be permitted to incur, other debt that ranks above or equally with the debt securities or obligations in which we invest. In the case of debt ranking above debt securities or obligations in which we invest, we would be subordinate to such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company and therefore the holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. In the case of debt ranking equally with debt securities or obligations in which we invest, we would have to share any distributions on an equal and ratable basis with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Additionally, certain loans that we make to portfolio companies may be secured on a second priority basis by the same collateral securing senior secured debt of such companies. The first priority liens on the collateral will secure the portfolio company’s obligations under any outstanding senior debt and may secure certain other future debt that may be permitted to be incurred by the portfolio company under the agreements governing the loans. The holders of obligations secured by the first priority liens on the collateral will generally control the liquidation of, and be entitled to receive proceeds from, any realization of the collateral to repay their obligations in full before us. In addition, the value of the collateral in the event of liquidation will depend on market and economic conditions, the availability of buyers and other factors. There can be no assurance that the proceeds, if any, from the sale or sales of all of the collateral would be sufficient to satisfy the loan obligations secured by the second priority liens after payment in full of all obligations secured by the first priority liens on the collateral. If such proceeds are not sufficient to repay amounts outstanding under the loan obligations secured by the second priority liens, then we, to the extent not repaid from the proceeds of the sale of the collateral, will only have an unsecured claim against the portfolio company’s remaining assets, if any.

The rights we may have with respect to the collateral securing the loans we make to our portfolio companies with senior debt outstanding may also be limited pursuant to the terms of one or more intercreditor agreements that we enter into with the holders of senior debt. Under such an intercreditor agreement, at any time that obligations that have the benefit of the first priority liens are outstanding, any of the following actions that may be taken in respect of the collateral will be at the direction of the holders of the obligations secured by the first priority liens: (a) the ability to cause the commencement of enforcement proceedings against the collateral; (b) the ability to control the conduct of such proceedings; (c) the approval of amendments to collateral documents; (d) releases of liens on the collateral; and (e) waivers of past defaults under collateral documents. We may not have the ability to control or direct such actions, even if our rights are adversely affected.

Our portfolio companies may prepay loans, which prepayment may reduce stated yields if capital returned cannot be invested in transactions with equal or greater expected yields.

The debt instruments held by us may be callable prior to maturity. Whether a debt instruments is called will depend both on the continued positive performance of the portfolio company and the existence of favorable financing market conditions that allow such company the ability to replace existing financing with less expensive capital. As market conditions change frequently, it is unknown when, and if, this may be possible for each portfolio company. In the case of some of these debt instruments, having the debt instruments called early may reduce the achievable yield for the Company below the stated yield to maturity contained herein if the capital returned cannot be invested in transactions with equal or greater expected yields.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio; our ability to make follow-on investments in certain portfolio companies may be restricted.

Following an initial investment in a portfolio company, provided that there are no restrictions imposed by the 1940 Act, we may make additional investments in that portfolio company as “follow-on” investments in order to: (a) increase or maintain in whole or in part our equity ownership percentage; (b) exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or (c) attempt to preserve or enhance the value of our initial investment.

We have the discretion to make any follow-on investments, subject to the availability of capital resources. We may elect not to make follow-on investments or may lack sufficient funds to make those investments. Our failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make such follow-on investment because we may not want to increase our concentration of risk, because of limitations under our leverage facilities, because we prefer other opportunities, because we are inhibited by compliance with BDC requirements or because we desire to maintain our RIC tax status. We may be restricted from making follow-on investments in certain portfolio companies to the extent that affiliates of ours hold interests in such companies.

Our ability to invest in public companies may be limited in certain circumstances.

To maintain our status as a BDC, we are not permitted to acquire any assets other than “qualifying assets” specified in the 1940 Act unless, at the time the acquisition is made, at least 70% of our total assets are qualifying assets (with certain limited exceptions). Subject to certain exceptions for follow-on investments and distressed companies, an investment in an issuer that has outstanding securities listed on a national securities exchange may be treated as qualifying assets only if such issuer has a market capitalization that is less than $250 million at the time of such investment. In addition, we may invest up to 30% of our portfolio in opportunistic investments which will be intended to diversify or complement the remainder of our portfolio and to enhance our returns to stockholders. These investments may include private equity investments, securities of public companies that are broadly traded and securities of non-U.S. companies. We expect that these public companies generally will have debt securities that are non-investment grade.

Our incentive fee may induce Oaktree to make certain investments, including speculative investments.

The incentive fee payable by us to Oaktree may create an incentive for Oaktree to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The way in which the incentive fee payable to Oaktree is determined, which is calculated separately in two components as a percentage of the interest and other ordinary income in excess of a quarterly minimum hurdle rate and as a percentage of the realized gain on invested capital, may encourage Oaktree to use leverage or take additional risk to increase the return on our investments.  In addition, Oaktree receives the incentive fee based, in part, upon net capital gains realized on our investments. Unlike the portion of the incentive fee based on income, there is no minimum level of gain applicable to the portion of the incentive fee based on net capital gains. As a result, Oaktree may have an incentive to invest more in investments that are likely to result in capital gains as compared to income producing securities or obligations. This practice could result in our investing in more speculative securities or obligations than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds, and, to the extent we so invest, we will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay management and incentive fees to Oaktree with respect to the assets invested in the securities and instruments of other investment companies. With respect to each of these investments, each of our common stockholders will bear his or her share of the management and incentive fee of Oaktree as well as indirectly bear the management and performance fees and other expenses of any investment companies in which we invest.

We may be obligated to pay Oaktree incentive compensation even if we incur a loss and may pay more than 20% of our net capital gains because we cannot recover payments made in previous years.

Oaktree will be entitled to incentive compensation for each fiscal quarter in an amount equal to a percentage of the excess of our net investment income for that quarter above a threshold return for that quarter. Our pre-incentive fee net investment income for incentive compensation purposes excludes realized and unrealized capital losses that we may incur in the fiscal quarter, even if such capital losses result in a net loss on our statement of operations for that quarter. Thus, we may be required to pay Oaktree incentive compensation for a fiscal quarter even if there is a decline in the value of our portfolio or we incur a net loss for that quarter. If we pay an incentive fee of 20% of our realized capital gains (net of all realized capital losses and unrealized capital depreciation on a cumulative basis) and thereafter experience additional realized capital losses or unrealized capital depreciation, we will not be able to recover any portion of the incentive fee previously paid.

Our investments in foreign securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates that a portion of our investments may be in securities or obligations of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although it is anticipated that most of our investments will be denominated in U.S. dollars, our investments that are denominated in a foreign currency will be subject to the risk that the value of a particular currency may change in relation to the U.S. dollar. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk or, that if we do, such strategies will be effective. As a result, a change in currency exchange rates may adversely affect our profitability.

Hedging transactions may expose us to additional risks.

We may engage in currency or interest rate hedging transactions. If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may utilize instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transaction may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

While we may enter into transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek or be able to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities or obligations denominated in non-U.S. currencies because the value of those securities and obligations is likely to fluctuate as a result of factors not related to currency fluctuations.

The disposition of our investments may result in contingent liabilities.

We currently expect that a significant portion of our investments will involve private securities and obligations. In connection with the disposition of an investment in private securities or obligations, we may be required to make representations about the business and financial affairs of the portfolio company typical of those made in connection with the sale of a business. We may also be required to indemnify the purchasers of such investment to the extent that any such representations turn out to be inaccurate or with respect to certain potential liabilities. These arrangements may result in contingent liabilities that ultimately yield funding obligations that must be satisfied through our return of certain distributions previously made to us.

If we invest in the securities and obligations of distressed and bankrupt issuers, we might not receive interest or other payments.

We may invest in the securities and obligations of distressed and bankrupt issuers, including debt obligations that are in covenant or payment default. Such investments generally are considered highly speculative. The repayment of defaulted obligations is subject to significant uncertainties. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer of those obligations might not make any interest or other payments, and may be repaid in the form of equity securities or a combination of new debt securities (which may have inferior returns) and equity securities.  In addition, any repayment may be only partial and any securities we receive may deteriorate in value.

Risks Related to Our Operations as a BDC and a RIC

Regulations governing our operation as a BDC affect our ability to, and the way in which we will, raise additional capital. As a BDC, the necessity of raising additional capital may expose us to risks, including the typical risks associated with leverage.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted, as a BDC, to issue senior securities in amounts such that our asset coverage ratio, as defined in the 1940 Act, equals at least 200% of gross assets less all liabilities and indebtedness not represented by senior securities, after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous. Also, any amounts that we use to service our indebtedness would not be available for distributions to our common stockholders. Furthermore, as a result of issuing senior securities, we would also be exposed to typical risks associated with leverage, including an increased risk of loss.

If we issue preferred stock, the preferred stock would rank “senior” to common stock in our capital structure, preferred stockholders would have separate voting rights on certain matters and might have other rights, preferences, or privileges more favorable than those of our common stockholders, and the issuance of preferred stock could have the effect of delaying, deferring or preventing a transaction or a change of control that might involve a premium price for holders of our common stock or otherwise be in your best interests.

We will not be generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, or warrants, options or rights to acquire our common stock, at a price below the then-current net asset value per share of our common stock if our board of directors determines that such sale is in the best interests of the Company and its stockholders, and our stockholders have approved such practice. In any such case, the price at which our securities are to be issued and sold may not be less than a price that, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We do not presently intend to issue our common stock at a price below the then-current net asset value per share of our common stock during the twelve months following completion of this offering. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, then the percentage ownership of our stockholders at that time will decrease, and you might experience dilution.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities and obligations of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities and obligations of a single issuer. We also are not adopting any policy restricting the percentage of our assets that may be invested in a single portfolio company. To the extent that we assume large positions in the securities and obligations of a small number of issuers, our NAV may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company.

Efforts to comply with Section 404 of the Sarbanes-Oxley Act will involve significant expenditures, and non-compliance with Section 404 of the Sarbanes-Oxley Act may adversely affect us and the market price of our common stock.

Under current SEC rules, beginning with our fiscal year ending June 30, 2013, we will be required to report on our internal control over financial reporting pursuant to Section 404 of the Sarbanes-Oxley Act and related rules and regulations of the SEC. We will be required to review on an annual basis our internal control over financial reporting, and on a quarterly and annual basis to evaluate and disclose changes in our internal control over financial reporting. As a result, we expect to incur additional expenses in the near term that may negatively impact our financial performance and our ability to make distributions. This process also will result in a diversion of management’s time and attention. We cannot be certain as to the timing of completion of our evaluation, testing and remediation actions or the impact of the same on our operations, and we may not be able to ensure that the process is effective or that our internal control over financial reporting is or will be effective in a timely manner. In the event that we are unable to maintain or achieve compliance with Section 404 of the Sarbanes-Oxley Act and related rules, we and the market price of our common stock may be adversely affected.

Changes in the laws or regulations governing our business, or changes in the interpretations thereof, and any failure by us to comply with these laws or regulations, could have a material adverse effect on our business, results of operations or financial condition.

Changes in the laws or regulations or the interpretations of the laws and regulations that govern BDCs, RICs or non-depository commercial lenders could significantly affect our operations and our cost of doing business. We are subject to federal, state and local laws and regulations and are subject to judicial and administrative decisions that affect our operations, including our loan originations, maximum interest rates, fees and other charges, disclosures to portfolio companies, the terms of secured transactions, collection and foreclosure procedures and other trade practices. If these laws, regulations or decisions change, or if we expand our business into jurisdictions that have adopted more stringent requirements than those in which we currently conduct business, we may have to incur significant expenses in order to comply, or we might have to restrict our operations. In addition, if we do not comply with applicable laws, regulations and decisions, we may lose licenses needed for the conduct of our business and may be subject to civil fines and criminal penalties.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a BDC, which would have a material adverse effect on our business, financial condition and results of operations.

As a BDC, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See the section entitled “Regulation.” We believe that most of the investments that we may acquire in the future will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could be found to be in violation of the 1940 Act provisions applicable to BDCs and possibly lose our status as a BDC, which would have a material adverse effect on our business, financial condition and results of operations. Furthermore, any failure to comply with the requirements imposed on BDCs by the 1940 Act could cause the SEC to bring an enforcement action against us and/or expose us to claims of private litigants. In addition, upon approval of a majority of our stockholders, we may elect to withdraw our status as a BDC. If we decide to withdraw our election, or if we otherwise fail to qualify, or maintain our qualification, as a BDC, we may be subject to the substantially greater regulation under the 1940 Act as a closed-end investment company. Compliance with such regulations would significantly decrease our operating flexibility, and could significantly increase our costs of doing business.

We will become subject to corporate-level income tax if we are unable to qualify as a regulated investment company under Subchapter M of the Code.

Although we intend to elect to be treated as a RIC under Subchapter M of the Code for 2012 and succeeding tax years, no assurance can be given that we will be able to qualify for and maintain RIC status. To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, source of income and asset diversification requirements.

•                  The annual distribution requirement for a RIC will be satisfied if we distribute to our stockholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we may use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and may become subject to corporate-level income tax.

•                  The source of income requirement will be satisfied if at least 90% of our annual gross income for each year consists of dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of securities or options thereon or foreign currencies, or other income derived with respect to our business of investing in such securities or currencies, and net income from interests in “qualified publicly traded partnerships,” as defined in the Code.

•                  The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

If we fail to qualify for RIC tax treatment for any reason or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on our results of operations and financial conditions, and thus, our stockholders.

Risks Relating to This Offering

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of shares of our common stock will not decline following the offering.

Prior to this offering, there has been no public trading market for our common stock and we cannot assure you that one will develop or be sustained after this offering. We cannot predict the prices at which our common stock will trade. The initial public offering price for our common stock was determined through negotiations among us and the underwriters, and may not bear any relationship to the market price at which it will trade after this offering or to any other established criteria of our value. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting commissions and related offering expenses.  Therefore, our common stock may be more appropriate for long-term investors than for investors with shorter term investment horizons and should not be treated as a trading vehicle.

Investors in this offering will experience immediate dilution upon the closing of the offering.

If you purchase shares of our common stock in this offering, you will experience immediate dilution of approximately $       per share because the price that you pay will be greater than the pro forma NAV per share of the shares you acquire. This dilution is in large part due to the expenses incurred by us in connection with the consummation of this offering. Accordingly, investors in this offering will pay a price per share that exceeds our NAV per share after the closing of the offering. See the section entitled “Dilution.”

Our shares may trade at a substantial discount from net asset value and may continue to do so over the long-term.

Shares of closed-end investment companies, including BDCs, have frequently traded at a market price that is less than the NAV that is attributable to those shares. The possibility that our shares of common stock will trade at a substantial discount from NAV over the long-term is separate and distinct from the risk that our NAV will decrease. We cannot predict whether shares of our common stock will trade above, at or below our NAV. If our common stock trades below its net asset value, we will generally not be able to issue additional shares or sell our common stock at its market price without first obtaining the approval for such issuance from our stockholders and our independent directors. If additional funds are not available to us, we could be forced to curtail or cease our new lending and investment activities, and our net asset value could decrease and our level of distributions could be impacted.

We may choose to pay dividends in our own common stock, in which case our stockholders may be required to pay federal income taxes in excess of the cash dividends they receive.

We may distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder, including cash/stock dividends that are subject to a limitation on the aggregate amount of cash to be distributed to all stockholders (e.g., 20% of the total distribution). The Internal Revenue Service has issued private letter rulings on such cash/stock dividends paid by RICs and real estate investment trusts using a 20% cash standard (and, more recently, a 10% cash standard) if certain requirements are satisfied. Stockholders receiving such dividends will be required to include the full amount of the dividend (including the portion payable in stock) as ordinary income (or, in certain circumstances, long-term capital gain) to the extent of our current and accumulated earnings and profits for federal income tax purposes. As a result, stockholders may be required to pay income taxes with respect to such dividends in excess of the cash dividends received. If a U.S. stockholder sells the common stock that it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our common stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock. In addition, if a significant number of our stockholders determine to sell shares of our common stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our common stock. It is unclear whether and to what extent we will be able to pay taxable dividends of the type described in this paragraph. See the section entitled “Material U.S. Federal Income Tax Considerations.”

We intend to distribute quarterly dividends to stockholders. Our quarterly distributions, if any, will be determined by our board of directors. Distributions may be made out of any amounts legally available for such purpose, including earnings and profits. Distributions in excess of our current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) first will reduce a stockholder’s tax basis in such stockholder’s common stock (which will result in higher gains or lower losses when such stock is sold) and, after the tax basis is reduced to zero, will constitute gains to such stockholder.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

We, Oaktree, the principals of Oaktree, our officers and directors and the Oaktree affiliates who hold substantially all of our common stock prior to this offering have agreed to 180 day lock-up period with regard to our stock. Upon expiration of this lock-up period, or earlier upon the consent of the underwriters, such shares will generally be freely tradable in the public market, subject to the provisions of Rule 144 promulgated under the Securities Act. Sales of substantial amounts of our common stock, or the availability of such common stock for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of securities should we desire to do so.

We may be unable to invest a significant portion of the net proceeds of this offering on acceptable terms in the time frame contemplated by this prospectus.

Delays in investing the net proceeds of this offering may cause our performance to be worse than that of other investment vehicles pursuing similar investment strategies. We may not be able to identify investments that meet our investment objective or ensure that any investment that we make will produce a positive return. We may be unable to invest the net proceeds of this offering on acceptable terms within the time period that we anticipate or at all, which could harm our financial condition and operating results.

We currently anticipate that, depending on market conditions, it may take us up to one year to invest all of the net proceeds of this offering in accordance with our investment objective. During this period, we expect to invest any unused portion of the net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities, repurchase agreements and high-quality debt instruments maturing in one year or less from the time of investment, which may produce returns that are significantly lower than the returns that we anticipate receiving on our portfolio investments. As a result, we may not be able to pay any distributions during this period or, if we are able to do so, such distributions may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested in accordance with our investment objective. In addition, until such time as the net proceeds of this offering are fully invested in accordance with our investment objective, the market price for our common stock may decline, such that the initial return on your investment may be lower than when, if ever, our portfolio is fully invested.

Investing in our common stock is speculative and involves a high degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and, aggressive, and therefore, an investment in our common stock is speculative and involves a high degree of risk and may not be suitable for someone with lower risk tolerance.

Our common stock price may be volatile and may fluctuate substantially.

As with any stock, the price of our common stock will fluctuate with market conditions and other factors. If you sell shares, the price you receive may be more or less than your original investment. NAV will be reduced immediately following our initial offering by the amount of the selling expenses paid by us. Our common stock is intended for long-term investors and should not be treated as a trading vehicle. Shares of closed-end management investment companies, which are structured similarly to BDCs, frequently trade at a discount from their NAV. Our shares may trade at a price that is less than the offering price. This risk may be greater for investors who sell their shares in a relatively short period of time after completion of the offering.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•                  significant volatility in the market price and trading volume of securities of BDCs or other companies in the sector in which we operate, which are not necessarily related to the operating performance of these companies;

•                  changes in regulatory policies or tax guidelines, particularly with respect to BDCs or RICs;

•                  loss of RIC status;

•                  changes in earnings or variations in operating results;

•                  changes in the value of our portfolio of investments;

•                  any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•                  departure of key personnel from Oaktree;

•                  operating performance of companies comparable to us;

•                  general economic trends and other external factors; and

•                  loss of a major funding source.

We may allocate the net proceeds from this offering in ways with which you may disagree.

We will have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may disagree or for purposes other than those contemplated at the time of the offering.

Certain provisions of the Delaware General Corporation Law and our certificate of incorporation and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Delaware General Corporation Law, our certificate of incorporation and our bylaws contain provisions that may have the effect of discouraging a third-party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price of our common stock.

SPECIAL NOTE REGARDING FORWARD-LOOKING STATEMENTS

In addition to factors previously identified elsewhere in this prospectus, including the “Risks” section of this prospectus, the following factors, among others, could cause actual results to differ materially from forward-looking statements or historical performance:

•                  the introduction, withdrawal, success and timing of business initiatives and strategies;

•                  changes in political, economic or industry conditions, the interest rate environment or conditions affecting the financial and capital markets, which could result in changes in the value of our assets;

•                  the relative and absolute investment performance and operations of Oaktree;

•                  the impact of increased competition;

•                  the impact of future acquisitions and divestitures;

•                  our business prospects and the prospects of our portfolio companies;

•                  the impact of legislative and regulatory actions and reforms and regulatory, supervisory or enforcement actions of government agencies relating to us or Oaktree;

•                  our contractual arrangements and relationships with third parties;

•                  any future financings by us;

•                  the ability of Oaktree to attract and retain highly talented professionals;

•                  fluctuations in foreign currency exchange rates;

•                  the impact of changes to tax legislation and, generally, our tax position; and

•                  the unfavorable resolution of legal proceedings.

This prospectus, and other statements that we may make, may contain forward-looking statements with respect to future financial or business performance, strategies or expectations. Forward-looking statements are typically identified by words or phrases such as “trend,” “opportunity,” “pipeline,” “believe,” “comfortable,” “expect,” “anticipate,” “current,” “intention,” “estimate,” “position,” “assume,” “potential,” “outlook,” “continue,” “remain,” “maintain,” “sustain,” “seek,” “achieve” and similar expressions, or future or conditional verbs such as “will,” “would,” “should,” “could,” “may” or similar expressions.

Forward-looking statements are subject to numerous assumptions, risks and uncertainties, which change over time. Although we believe that the assumptions on which these forward-looking statements are based are reasonable, any of those assumptions could prove to be inaccurate, and as a result, the forward-looking statements based on those assumptions also could be inaccurate. In light of these and other uncertainties, the inclusion of a projection or forward-looking statement in this prospectus should not be regarded as a representation by us that our plans and objectives will be achieved. While we have a continuing obligation to update the prospectus during the offering period to reflect material changes, forward-looking statements speak only as of the date they are made, and we assume no duty to and do not undertake to otherwise update forward-looking statements. These forward-looking statements do not meet the safe harbor for forward-looking statements pursuant to Section 27A of the Securities Act. Actual results could differ materially from those anticipated in forward-looking statements and future results could differ materially from historical performance. You should not place undue reliance on these forward-looking statements, which apply only as of the date of this prospectus.

USE OF PROCEEDS

The net proceeds of the offering are estimated to be approximately $       million (approximately $     million if the underwriters exercise their option to purchase additional shares in full), in each case assuming an initial public offering price of $     per share (the mid-point of the range set forth on the cover page of the prospectus), after deducting the estimated offering expenses of approximately $     million payable by us.

We intend to use the net proceeds to invest in senior loans, mezzanine debt, subordinated debt and equity securities issued by larger middle-market companies in accordance with our investment objective and for general corporate purposes. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering. Due diligence expenses may include research expenses, travel costs and any fees paid to third-party consultants and advisors. We anticipate that substantially all of the net proceeds of this offering will be used for the above purposes within six to 12 months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We cannot assure you that we will achieve our targeted investment pace.

Pending investments in accordance with our investment objectives and policies, we will invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. Government securities and other high-quality debt instruments that mature in one year or less, or “temporary investments,” as appropriate. These investments may have lower yields than our other investments and accordingly result in lower returns or distributions, if any, by us during such period. See the section entitled “Regulation — Temporary Investments.”

DISTRIBUTIONS

Subsequent to the completion of this offering, and to the extent that we have income available, we intend to make quarterly distributions to our stockholders out of any amounts legally available for such purpose, including earnings and profits. The timing and amount of our quarterly distributions, if any, will be determined by our board of directors. Distributions in excess of our current and accumulated earnings and profits (as determined for U.S. federal income tax purposes) first will reduce a stockholder’s tax basis in such stockholder’s common stock (which will result in higher gains or lower losses when such stock is sold) and, after the tax basis is reduced to zero, will constitute gains to such stockholder.

Our board of directors intends to declare a dividend of approximately $     per share, for the first calendar quarter of 2012. This dividend payment is contingent upon the completion of our initial public offering during the first calendar quarter of 2012. The amount of any such dividend will be proportionately reduced to reflect the number of days remaining in the quarter after the completion of this offering.  We anticipate that this dividend will be paid from income primarily generated by interest and dividend income earned on our investment portfolio. The specific tax characteristics of the dividend will be reported to stockholders after the end of the calendar year.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. To obtain RIC tax benefits, we must distribute at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of (a) 98% of our net ordinary income (not taking into account any capital gains or losses) for the calendar year, (b) 98.2% of the amount by which our capital gains exceed our capital losses (adjusted for certain ordinary losses) for the one-year period generally ending on October 31 of the calendar year and (c) certain undistributed amounts from previous years on which we paid no U.S. federal income tax. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, the 1940 Act asset coverage requirements or the terms of our senior securities may prevent us from making distributions.

Although we expect our dividend to increase in future years, it is not guaranteed. We may not be able to achieve operating results that will allow us to make dividends and distributions at a specific level or to increase the amount of these dividends and distributions from time to time. In addition, we may be limited in our ability to make dividends and distributions due to the asset coverage test for borrowings when applicable to us as a BDC under the 1940 Act and due to provisions in current and future credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our RIC status. We cannot assure stockholders that they will receive any dividends and distributions or dividends and distributions at a particular level.

We intend to maintain an “opt out” dividend reinvestment plan for our common stockholders. If we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have their dividends automatically reinvested in additional shares of our common stock rather than receiving cash dividends. As a result, stockholders that do not participate in the dividend reinvestment plan may experience dilution over time. Stockholders who do not elect to receive dividends in shares of common stock may experience accretion to the net asset value of their shares if our shares are trading at a premium and dilution if our shares are trading at a discount. The level of accretion or discount would depend on various factors, including the proportion of our stockholders who participate in the plan, the level of premium or discount at which our shares are trading and the amount of the dividend payable to a stockholder. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as if they received cash distributions. See the section entitled “Dividend Reinvestment Plan.”

We may distribute taxable dividends that are payable in part in our stock. See the section entitled “Material U.S. Federal Income Tax Considerations.”

CAPITALIZATION

The following table sets forth:

•                  The actual capitalization of Oaktree Finance, LLC at December 31, 2011.

•                  The pro forma capitalization of Oaktree Finance Corp. giving effect to the conversion of all outstanding limited liability company interests in Oaktree Finance, LLC into shares of common stock of Oaktree Finance Corp.

•                  The pro forma, as adjusted, capitalization of Oaktree Finance Corp. giving effect to (a) the sale of          shares of our common stock in this offering at an assumed public offering price of $          per share (the mid-point of the initial public offering price set forth on the cover page of this prospectus), after deducting the estimated offering expenses of approximately $         million payable by us and (b) the concurrent sale of          shares of our common stock directly by us to employees and principal of Oaktree and its affiliates in this offering at the initial public offering price of $              per share (the mid-point of the initial public offering price set forth on the cover page of this prospectus).

	As of December 31, 2011 (unaudited)
	Actual	Pro Forma (1)	Pro Forma, as adjusted
		(Dollars in thousands, except per share data)
Assets:
Investments at fair value	$84,388	$	$
Cash and cash equivalents	985
Deferred offering costs	583
Deferred debt issuance costs	1,124
Interest receivable	465
Fee income receivable	4
Prepaid expenses and other assets	38
Total assets	87,587
Liabilities:
Accrued expenses and other liabilities	1,975
Due to affiliates	569
Total liabilities	2,544
Net Assets / Stockholders’ equity:
Paid-in capital	82,960

Common stock, par value $0.001 per share; shares of common stock authorized; no common stock issued and outstanding, actual; common stock outstanding, pro forma; common stock outstanding, pro forma as adjusted

Capital in excess of par	—
Accumulated net investment income	1,426
Accumulated net realized gain on investments	108
Net unrealized gain appreciation on investments	549
Total net assets / stockholders’ equity	85,043
Pro forma NAV per share	—

(1)          Reflects the completion of the conversion of        outstanding limited liability company interests of Oaktree Finance, LLC into        shares of common stock of Oaktree Finance Corp., immediately prior to the date of this prospectus, at $       per share, regardless of what the initial offering price is and gives effect to this offering (assuming no exercise of the underwriters’ option to purchase additional shares).

DILUTION

The dilution to investors in this offering is represented by the difference between the offering price per share and the pro forma NAV per share after this offering. NAV per share is determined by dividing our NAV, which is our total tangible assets less total liabilities, by the number of outstanding shares of common stock.

After giving pro forma effect to the conversion of Oaktree Finance, LLC into Oaktree Finance Corp. our NAV per share would be $         million, or approximately $        per share of common stock, based on the value of our assets as of December 31, 2011. After giving effect to the sale of the shares to be sold in this offering, including shares sold to employees and principals of Oaktree and its affiliates directly by us (as to which no underwriting discount or commission will be paid) and the deduction of estimated organizational and offering expenses. Our pro forma NAV would have been approximately $        million, or $     per share, representing an immediate decrease in NAV of $        per share, or       %, to shares sold in this offering.

The following table illustrates the dilution to the shares on a per share basis:

Assumed initial public offering price per share	$
NAV upon completion of the conversion of Oaktree Finance, LLC into Oaktree Finance Corp.	$
Increase in NAV attributable to this offering	$
Pro forma NAV after this offering, including sales to principals and employees of Oaktree and its affiliates	$
Dilution to new stockholders (without exercise of the underwriters’ option to purchase additional shares)	$

The following table sets forth information with respect to the shares prior to and following this offering (without exercise of the underwriters’ option to purchase additional shares):

Average
	Shares		Total		Price
	Purchased		Consideration		Per
	Number %		Amount %		Share
Shares outstanding upon completion of the conversion of Oaktree Finance, LLC into Oaktree Finance Corp.		%		%	$
Shares to be sold in this offering		%		%	$
Shares to be sold in this offering to principals and employees of Oaktree and its affiliates		%		%	$
Total		100%		100%

The pro forma NAV upon completion of this offering (without exercise of the underwriters’ option to purchase additional shares) is calculated as follows:

Numerator:
NAV upon completion of the conversion of Oaktree Finance, LLC into Oaktree Finance Corp.	$
Assumed proceeds from this offering (after deduction of certain estimated offering expenses as described in Use of Proceeds)	$
Denominator:
Shares outstanding upon completion of the conversion of Oaktree Finance, LLC into Oaktree Finance Corp.
Shares included in this offering

THE COMPANY

We are a direct lender targeting private debt investments in privately held larger middle-market companies principally located in the United States.  We define larger middle-market companies as those with annual revenues between $25 million and $1 billion. We expect that initially our investments in such companies will range in size from $10 to $30 million.  Our investment objective is to generate attractive risk-adjusted returns.  We seek to achieve our investment objective through current income and capital appreciation by investing across a broad range of industries.  Subject to market conditions and once we are fully invested, we expect our investments to consist primarily of senior loans and secondarily of mezzanine debt, which is subordinated, typically sitting between senior debt and equity in a company’s capital structure, not broadly syndicated and generally not secured, and subordinated debt of larger middle-market companies.  In addition, we may receive warrants and equity participation rights in conjunction with our lending and investment activities.  Consistent with Oaktree’s investment philosophy, we will emphasize loss avoidance and preservation of capital through in-depth company specific due diligence that does not solely rely on statistical measurements in evaluating investment opportunities.  We will use Oaktree’s extensive contacts to source investment opportunities directly from private equity sponsors who may not offer these investment opportunities to the broader market. We believe that the environment for investing in senior loans, mezzanine debt and subordinated debt is compelling for companies such as ours that are focused on lending to larger middle-market companies.  We believe that there has been a decrease in lending to the middle-market and a significant pool of uninvested private equity capital that will drive demand for middle-market debt.  In addition, we believe the current market trends will allow us to continue to make investments at favorable terms.

Our Chief Executive Officer and Chairman, William Sacher, and our President, Rajkumar Makam, are also senior investment professionals of Oaktree, our investment adviser.  Messrs. Sacher and Makam, Managing Directors with Oaktree’s mezzanine finance group, are founding members of the investment team at Oaktree that manages OCM Mezzanine Fund L.P., OCM Mezzanine Fund II L.P. and Oaktree Mezzanine Fund III L.P., which we refer to collectively as the Oaktree Mezzanine Funds.  Mr. Sacher is a highly seasoned credit professional with over 25 years of experience in the leveraged finance and corporate lending business.  Mr. Sacher is the portfolio manager of the Oaktree Mezzanine Funds and is responsible for overseeing the investment professionals managing the Oaktree Mezzanine Funds, or the “Investment Team.”  Mr. Makam has over 14 years of experience in the leverage finance and corporate lending business.  Messrs. Sacher and Makam have worked together since the inception of the first mezzanine fund managed by Oaktree in 2001 and previously worked together in the Leveraged Finance/High Yield Group at NationsBanc Montgomery Securities LLC.  See section entitled “Management of the Company-Biographical Information.”

Oaktree is a leading global investment management firm with $74.9 billion in assets under management as of December 31, 2011.  Since its founding in 1995 by Howard Marks, Bruce Karsh, Sheldon M. Stone, Larry Keele, Richard Masson, and Stephen Kaplan, Oaktree’s primary goal has been to achieve attractive returns while bearing less-than-commensurate risk.  Oaktree’s investment philosophy stresses the primacy of risk control, the emphasis on consistency, the importance of market inefficiencies, the benefits of specialization, the disavowal of market timing, and the belief that macro forecasting is not critical to investing.  We have employed and will continue to employ Oaktree’s investment philosophy in making our investments.

We were formed on March 3, 2011 and commenced operations on May 5, 2011 as Oaktree Finance, LLC, a Delaware limited liability company.  We were originally capitalized with equity contributions by Oaktree Capital II, L.P. and Oaktree Fund GP II, L.P., affiliates of Oaktree.  As of December 31, 2011, Oaktree Capital II, L.P. and Oaktree Fund GP II, L.P. had contributed an aggregate of $83 million to us.  In addition, on October 7, 2011, we entered into the Senior Credit Facility with Goldman Sachs Bank USA and SunTrust Robinson Humphrey, Inc., as joint lead arrangers, SunTrust Bank, as administrative agent, and the lenders from time to time party thereto, that provides us with an initial borrowing capacity of $75 million.  The Senior Credit Facility will survive this offering and will provide us with the ability to borrow an additional $150 million if certain specified conditions are met, including that this offering is consummated.  The Senior Credit Facility also contains an accordion feature allowing us to potentially increase our borrowing capacity if certain specified conditions are met.  The commitments under the Senior Credit Facility will expire in 2014 and the Senior Credit Facility will mature in 2015.  The Senior Credit Facility includes customary financial covenants and operating covenants.  As of February 10, 2012, we had no outstanding amount under the Senior Credit Facility.

Upon completion of this offering, Oaktree Finance, LLC will file a certificate of conversion with the Delaware Secretary of State to convert into Oaktree Finance Corp., a Delaware corporation, that will operate as a non-diversified closed-end management investment company.  Prior to the completion of this offering, we will elect to be treated as a BDC under the 1940 Act.  For tax purposes, we intend to elect to be treated as a RIC under Subchapter M of the Code.  As a BDC, we will be required to comply with certain regulatory requirements.  See the section entitled “Regulation.”

The Adviser

Oaktree is a leading global investment management firm focused on non-mainstream and alternative markets and is registered as an investment adviser under the Investment Advisers Act of 1940.  As of December 31, 2011, it had $74.9 billion in assets under management across 16 separate investment strategies, including distressed debt, high yield bonds, convertible securities, senior loans, control investing (including power opportunities), real estate, emerging market equities and mezzanine finance.  A number of its principals and investment professionals have been investing together for over 20 years and have generated impressive investment performance through multiple market cycles.  Oaktree, together with its affiliates and affiliates of its managed funds, has over 600 employees and offices in 13 cities worldwide, including New York City.

Oaktree’s Investment Team that will originate transactions for us includes 19 investment professionals based in New York, New York.  The Investment Team’s four senior investment professionals have an average of 18 years of transactional experience and three of the four have been members of the Investment Team since its inception in 2001.  We expect to benefit from Oaktree’s expansive resources, which will provide us with access to extensive industry expertise and research, in-depth and timely market intelligence and a wide array of industry contacts, as well as Oaktree’s legal, compliance, accounting and technology departments.  The Investment Team has relationships with over 100 U.S.-based private equity sponsors with fund sizes that generally range from $500 million to $1.5 billion.  These relationships span more than a decade and have resulted in a significant amount of repeat business.  Over 65% of the Oaktree Mezzanine Funds’ transactions involve private equity sponsors with whom the Oaktree Mezzanine Funds have made multiple investments.  We believe this will differentiate us in the market and provide us with valuable insights in our due diligence and monitoring of investments.

Since 2001, the Investment Team has managed the Oaktree Mezzanine Funds, which collectively have aggregate capital commitments exceeding $3.6 billion and were formed to invest in the debt and equity securities of leveraged middle-market companies similar to those targeted by us.  The Oaktree Mezzanine Funds have invested, in aggregate, approximately $2.9 billion in over 120 mezzanine debt and senior loan investments.

Portfolio Composition

As of December 31, 2011, our portfolio consisted of eight issuers with a weighted average yield to maturity on our debt and income producing investments of approximately 9%, of which approximately 97% was current cash pay.  See the section entitled “Portfolio Companies.”

Market Opportunity

We believe that the environment for investing in senior loans, mezzanine and other subordinated debt is compelling for companies such as ours that are focused on lending to middle-market companies.  The following factors in lending are contributing to this attractive environment:

•                  Decreased focus on middle-market lending.  Historically, commercial banks and secured lenders dominated middle-market senior lending.  Due to an increasing unwillingness of traditional lenders to hold small, illiquid loans, we believe the middle-market has become relatively underserved and capital constrained.

•                  Significant pool of uninvested private equity capital.  Preqin, an independent research firm focusing exclusively on alternative assets, currently estimates the pool of U.S. focused private equity “dry powder,” or uninvested capital, at approximately $522 billion as of October 2011.  We believe this unprecedented amount of recently-raised private equity capital will keep the demand for debt financing at a relatively high level for middle-market buyouts.

•                  Current market environment may present opportunities for more favorable terms.  We believe that the limited supply of credit to middle-market companies and the reduced number of market participants has resulted in capital structures with attractive leverage multiples, high levels of equity, favorable terms, and attractive pricing.

Competitive Advantages

We believe that we possess the following competitive advantages:

•                  Experienced Management and Investment Team.  Our investments will be managed by Messrs. Sacher and Makam, seasoned credit professionals with over 39 years of combined experience in the leveraged finance and corporate lending business.  The credit-intensive, loss-avoidance approach of balancing risk management and maximizing return of Messrs. Sacher and Makam and our management is fully consistent with Oaktree’s guiding investment philosophy.

•                  Strong Focus on Fundamental Credit Analysis.  We intend to make investments using a credit-intensive and loss-avoidance approach.  We believe that our focus on minimizing credit losses and protecting principal by applying Oaktree’s conservative investment philosophy will deliver more consistent long-term results across economic cycles.

•                  Broad and Flexible Investment Approach.  We will operate with a broad and flexible investment mandate and will be receptive to providing financing for a wide range of investment transactions, including leveraged buyouts, recapitalizations, refinancings, restructurings, acquisitions, platform companies, and growth capital situations.  These factors will allow us to be opportunistic in evaluating deal flow and selecting those transactions that provide the best risk/return proposition.  In addition, we believe that we can be more flexible and creative with deal structuring than certain other traditional debt providers that do not have as much latitude in their investment mandates.

•                  Preferred Access to Deal Flow.  We expect to access deal flow primarily from private equity sponsors, investment banks, commercial banks, and other intermediaries utilizing the broad network of contacts maintained by each member of the Investment Team.  The Investment Team has relationships with over 100 U.S. based private equity sponsors with fund sizes that generally range from $500 million to $1.5 billion and will leverage these relationships to originate deal flow for us.  To date, over 65% of the Oaktree Mezzanine Funds’ investments have involved private equity sponsors with whom the Oaktree Mezzanine Funds have made multiple investments.  We also believe that the Investment Team’s long history of lending in the middle-market positions us to be preferred partners in middle-market private equity sponsored transactions.

•                  Access to Oaktree’s Substantial Resources.  Oaktree, together with its affiliates and affiliates of its managed funds, has over 600 employees and offices in 13 cities worldwide, including New York City.  We expect to benefit from access to these expansive resources, which will provide us with extensive industry expertise and research, in-depth and timely market intelligence and a wide array of industry contacts.  We believe this will provide us with valuable insights in our due diligence and monitoring of investments. In addition to the Investment Team, we will be supported by Oaktree’s in-house legal, compliance, accounting and technology departments, which include over 250 professionals. We believe that the quality of these groups and the deep institutional resources will contribute to the strength of our business and the results we achieve.

Investment Strategy

We will seek to invest in a broad range of industries and intend to employ a disciplined and consistent process to source, screen, evaluate, and structure our investments.  We intend to focus on the debt of larger middle-market companies, because we feel the larger scale and quality of these companies make them more resilient investments.  We place a high priority on managing risk and closely monitor and will continue to closely monitor our portfolio.

We intend to structure our investment portfolio with a credit-intensive, loss-avoidance focus on companies with conservative capital structures, sustainable cash flow, a proven management team, a strong relative position in its market and a well developed business strategy. Oaktree will conduct in-depth due diligence and analysis of each potential investment and will not solely rely on statistical measurements in evaluating investment opportunities.  See the section entitled “ — Investment Process.”

Our investments will consist of senior loans, mezzanine debt, subordinated debt and equity securities that are primarily sourced directly from private equity sponsors.  In general, subject to market conditions and once we are fully invested, we expect that our investments will consist primarily of senior loans and secondarily of mezzanine debt and subordinated debt.  Initially, our investments will range from $10 to $30 million each, although we expect that this investment size will vary proportionately with the size of our capital base.

We expect the typical senior loan that we intend to target under current market conditions will be structured with a three to seven-year term and a floating interest rate set at a spread over LIBOR or occasionally a fixed rate interest coupon.  The typical spread over LIBOR for middle-market loans currently ranges from 400 to 900 basis points with a LIBOR floor ranging from 1.0% to 1.5%.  We expect that the typical mezzanine debt investment that we intend to target under current market conditions will be structured as seven to ten-year debt instruments (typically subordinated) with a fixed coupon ranging from 12% to 14% (10%-12% in cash and up to a 0%-2% paid-in-kind coupon).  However, there can be no assurance that your investment in us will generate returns in the 12% to 14% range, that we will be able to collect the full coupon to which we are entitled on our investments or that we will not suffer losses of principal which would reduce your returns. Additionally, these coupon rates do not reflect our expenses, and we expect mezzanine debt to comprise a smaller portion of our investments than senior loans and other types of investments that generally pay a lower coupon.  Mezzanine debt investments may also be structured as preferred stock.  We may also decide to purchase equity in connection with our mezzanine debt investments or receive “equity kickers” such as warrants.  We may also acquire other types of subordinated debt, including high yield bonds, which will be rated below investment grade or unrated but will be of similar quality.

We intend to borrow funds to make investments.  On October 7, 2011, we entered into the Senior Credit Facility. As of February 10, 2012, we had no outstanding amount under the Senior Credit Facility.

Investment Process

Portfolio Company Characteristics. Oaktree has identified several criteria that it believes are important in identifying and investing in prospective portfolio companies. These criteria will provide general guidelines for Oaktree’s investment decisions for us; however, not all of these criteria will be met by each prospective portfolio company in which we choose to invest.

•                  Conservative capital structures. We typically structure our senior loan and mezzanine debt investments to include covenants that seek to minimize our risk of capital loss.  Our investments will be structured to ensure sufficient coverage for interest and fixed charges by appropriately structuring the amount of senior and total leverage and by requiring borrowers to have a minimum amount of equity as a percentage of their total capitalization. We intend to make investments that will have strong credit protections, including default penalties, information rights, board observation rights (in the case of mezzanine debt investments), and affirmative, negative and financial covenants, such as limitations on debt incurrence, lien protection and prohibitions against change of control.

•                  Sustainable cash flow.  Our investment philosophy places a premium on fundamental analysis from an investor’s perspective and has a distinct value orientation. We will focus on companies in which we can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Additionally, we look for companies with a demonstrated ability to de-lever. Typically, we will not invest in start-up companies or companies having speculative business plans.

•                  Proven management team.  We will generally require that portfolio companies have an experienced management team. We will also require portfolio companies have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests.

•                  Strong relative position in its market.  We seek to invest in target companies that have developed leading market positions within their respective markets, have a well developed business strategy and are well positioned to capitalize on growth opportunities. We seek companies that have sustainable, predictable cash flows, a diversified customer and supplier base and those who demonstrate significant competitive advantages versus their competitors, which we believe should help to protect their market position and profitability.

Due Diligence.  Oaktree will employ a disciplined and consistent process to source, screen, evaluate, and structure investment opportunities. Once we make an investment, Oaktree will closely monitor such investment until we exit the investment.

Extensive due diligence will be performed by members of the Investment Team assigned to the deal, the Deal Team to assess a company’s products, services, competitive position in its markets, barriers to entry, operating and financial performance as well as the growth potential of its markets.  In performing this evaluation, the Deal Team will use financial, descriptive and other due diligence material provided by the target company, third-party professional reports commissioned by equity sponsors, and its own internal sources including industry participants/experts and access to equity and fixed-income research analysts.

The Investment Team’s due diligence process will generally coincide with that of the private equity sponsors from whom our deals will primarily be sourced. This due diligence process begins with an initial review of a potential deal investment with the Investment Team.  Upon initial approval, the Deal Team will meet with the target company’s management team alongside the private equity sponsor who is also typically meeting the target company for the very first time in their own due diligence process.  Over a six to eight week timeframe, the Deal Team will work closely with the private equity sponsor to complete its due diligence.  During the course of such process, the Deal Team will request and review detailed information on the target company prepared by both the target company and the private equity sponsor. This process will also include several follow-on due diligence related conversations and may include in person meetings with the target company management and the private equity sponsor.  In addition, we expect that the Deal Team will also have access to due diligence reports prepared by third-party consultants engaged by the private equity sponsor.  These third-party consultants typically include accounting, management consulting, legal and specialty service firms that will perform their objective due diligence on the assessment of target company’s reported earnings, balance sheet and cash flow data, the target company’s industry and competitive position, tax, legal, insurance, pensions, benefits, technology and environmental matters.  The Deal Team will utilize Oaktree’s extensive resources for industry contacts, industry expertise, legal and tax due diligence.

Throughout the due diligence process, the entire Investment Team will be advised of the deal’s progression as part of a weekly meeting, where additional questions and areas of focus are internally reviewed. From time to time, if appropriate, the Deal Team may also separately engage consultants, accountants or other professionals to aid in the due diligence process. The Deal Team’s due diligence process will culminate with the preparation of an investment memorandum for the Investment Team that describes the investment opportunity and includes detailed analysis of the investment merits and risks in the relevant investment.  The investment memorandum will be discussed with the entire Investment Team for final approval.

Investment Structure.  Subject to market conditions and once we are fully invested, our portfolio will be comprised primarily in senior loans and secondarily in mezzanine debt and subordinated debt. With regards to senior loans, we generally obtain first or second lien security interests in the assets of our portfolio companies that serve as collateral in support of the repayment of these loans.  Subject to obtaining exemptive relief and the expiration of Mezzanine Fund III’s priority, we intend to structure our mezzanine debt investments primarily as unsecured, subordinated loans that provide for relatively high, fixed interest rates that provide us with significant current interest income but may also have a portion of interest paid in kind.

Typically, our senior loan, mezzanine debt and subordinated debt investments will have final maturities of five to ten years. However, we expect that our portfolio companies often may repay these loans early, generally within three years from the date of initial investment. To preserve an acceptable return on investment, we seek to structure these investments with prepayment premiums.  We intend to seek to hold most of our investments to maturity or repayment.

In the case of our senior loan and mezzanine debt investments, we will tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability.  We will typically structure our senior loan and mezzanine debt investments to include covenants that seek to minimize our risk of capital loss.  We expect our senior loan and mezzanine debt investments to have strong protections, including default penalties, information rights, board observation rights (in the case of mezzanine debt investments), and affirmative and negative covenants, such as limitations on debt incurrence, lien protection and prohibitions against change of control.

Our senior loan and mezzanine debt investments may include equity features, such as warrants or equity co-invests. Any warrants we receive with our senior loan and mezzanine debt investments generally require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from this equity interest.

Monitoring. As a firm, Oaktree places a very high priority on managing risk. In constructing and managing portfolios, our primary objective is to earn the attractive return provided by the asset class and avoid principal loss. Oaktree employs thorough diversification, undertakes significant due diligence and implements strict operating procedures prior to making each investment.

While in most cases the control position and corporate governance role will be the responsibility of the equity sponsor, we intend to closely monitor each portfolio company and take action as necessary to preserve the value of our investment. In addition to staying abreast of industry developments and reviewing the portfolio company’s financial statements (which are typically delivered on a monthly, quarterly and annual basis), senior members of the Deal Team may participate on a portfolio company’s board, typically through board observation rights relating to a mezzanine investment.  We will also frequently discuss the portfolio’s company’s performance with the company’s senior management and the equity sponsor. Through our board participation and frequent discussions with the management or financial sponsor, we intend to become aware of important developments and, in some cases, can have influence on decisions relating to strategic direction, acquisitions, financings and remedies for performance related problems. We seek to structure our investments with covenants providing us with creditor rights and remedies in the event a default occurs.  In circumstances where a particular investment is underperforming, we hope to employ a variety of strategies to maximize its recovery based on the specific facts and circumstances of the underperforming investment, including actively working with the equity sponsor to: replace or enhance management, restructure all or a portion of the business, explore the possibility of a sale or merger of all or a portion of the assets, recapitalize or refinance the balance sheet, negotiate deferrals or other concessions from existing creditors and arrangement of new liquidity and/or new equity contributions. We believe that most of these strategies can be executed either within or outside of a bankruptcy proceeding.  We believe that our experience with restructurings and our access to Oaktree’s deep knowledge, expertise and contacts in the distressed debt area will help us preserve the value of our investments.

As a BDC, we will offer, and must provide upon request, managerial assistance to our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services and will reimburse Oaktree, as our administrator, for its allocated costs in providing such assistance subject to review and approval by our board of directors. Oaktree will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Competition

Our primary competitors to provide financing to private middle-market companies are public and private funds, commercial and investment banks, commercial finance companies and private equity and hedge funds. As a result, competition for investment opportunities at middle-market companies can be intense. Many of our competitors are substantially larger and have considerably greater financial and marketing resources than we do. For example, some competitors may have access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a BDC or to the distribution and other requirements we must satisfy to maintain our favorable RIC tax status.

BDCs also have become more popular recently due to the lack of traditional sources of capital from commercial banks and other secured lenders for private middle-market companies. The recent popularity of BDCs also is due to the fact that BDCs allow investors the same degree of liquidity as other publicly traded investments, provide access to public markets and provide mezzanine financing opportunities, as well as provide investment advisers with greater flexibility with respect to management fee arrangements.

Properties

We do not own any real estate or other physical properties materially important to our operation. Our headquarters are currently located at 333 S. Grand Avenue, 28th Floor, Los Angeles, CA 90071. Our administrator furnishes us office space and we reimburse it for such costs on an allocated basis.

Legal Proceedings

Neither we nor Oaktree are currently subject to any material legal proceedings.

MANAGEMENT’S DISCUSSION AND ANALYSIS
OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The following analysis of our financial condition and results of operations should be read in conjunction with our financial statements and the notes thereto contained elsewhere in this prospectus.

Overview

We were formed on March 3, 2011 as a Delaware limited liability company and commenced operations on May 5, 2011.  Oaktree Capital II, L.P. and Oaktree Fund GP II, L.P., affiliates of Oaktree, own 99.9% and 0.1%, respectively, of our membership interests.  Oaktree serves as our investment adviser.  Prior to completion of this offering, we will elect to be treated as a business development company under the 1940 Act.  Upon completion of this offering, we will file a certificate of conversion with the Delaware Secretary of State to convert into Oaktree Finance Corp., a Delaware corporation that will operate as a non-diversified closed-end management investment company.

Our investment objective is to generate attractive risk-adjusted returns.  We seek to achieve our investment objective through current income and capital appreciation by investing in senior loans, mezzanine debt, subordinated debt and equity securities issued by larger middle-market companies across a broad range of industries.  Our investments will be primarily sourced directly from private equity sponsors.  We expect that initially our investments in such companies will range in size from $10 to $30 million, although we expect that this investment size will vary proportionately with the size of our capital base.  Subject to market conditions and once we are fully invested, we expect our investments to consist primarily of senior secured loans, including first lien, unitranche and second lien debt instruments (which we refer to collectively as “senior loans”) and secondarily of mezzanine debt, which is subordinated, typically sitting between senior debt and equity in a company's capital structure, not broadly syndicated and generally not secured, and subordinated debt of larger middle-market companies.  In addition, we may receive warrants and equity participation rights in conjunction with our lending and investment activities.  We believe that the environment for investing in senior loans, mezzanine debt and subordinated debt is compelling for companies such as ours that are focused on lending to larger middle-market companies.  We believe that there has been a decrease in lending to the middle-market and a significant pool of uninvested private equity capital that will drive demand for middle-market debt.  In addition, we believe the current market trends will allow us to continue to make investments on favorable terms.

Revenues.  We plan to generate revenue in the form of interest earned on the debt that we intend to hold, and capital gains on equity securities, warrants, options or other equity interests that we may acquire in portfolio companies as well as dividends on dividend-paying equity securities and interests.  In addition, we also expect to generate revenue in the form of commitment, origination and structuring or diligence fees.  We expect the typical senior loan that we intend to target under current market conditions will be structured with a three to seven-year term and a floating interest rate set at a spread over LIBOR or occasionally a fixed interest rate.  We expect that the typical mezzanine debt investment that we intend to target under current market conditions will be structured as a seven to ten-year debt instrument (typically subordinated) with a fixed coupon.  Mezzanine debt investments may also be structured as preferred stock.  We may also decide to purchase equity in connection with our mezzanine debt investments or receive “equity kickers” such as warrants.  We may also acquire other types of subordinated debt, including high yield bonds, which will be rated below investment grade or unrated but will be of similar quality.

Expenses.  Our primary operating expenses will include investment advisory fees and overhead expenses, including our allocable portion of overhead under an administration agreement with Oaktree.  Our investment advisory fees will compensate our investment adviser for its work in identifying, evaluating, negotiating, closing and monitoring our investments.  See “The Adviser —Investment Management Agreement” and “—Administration Agreement.”  We will bear all other costs and expenses of our operations and transactions, including those relating to our organization; offering expenses; expenses incurred in valuing our assets and calculating our NAV (including the cost and expenses of any independent valuation firms); expenses incurred by Oaktree or payable to third parties (including agents, consultants or other advisors) including travel expenses, in monitoring our financial and legal affairs and in monitoring our investments and, if necessary, enforcing our rights in respect of such investments; performing due diligence on prospective portfolio companies; fees, interest and other costs payable on or in connection with debt, if any, incurred to finance our investments; offering expenses associated with this and all future offerings of our common stock and other securities, if any, including marketing efforts; the base management fees and any incentive management fee; distributions on our shares; administrative fees payable to Oaktree, which include our allocable portion of overhead under the administration agreement, including rent, and our allocable portion of the costs of our chief compliance officer and chief financial officer and their respective staffs; the allocated costs incurred by Oaktree in providing managerial assistance to those portfolio companies that require it; amounts payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating, structuring, making and disposing of investments; brokerage fees and commissions; transfer agent and custodial fees and expenses; dues, fees and charges of any trade association of which we are a member; federal and state registration fees; costs of registration and listing on any securities exchange; federal, state and local taxes and governmental charges; independent directors’ fees and expenses; costs of preparing and filing reports, registration statements, prospectuses or other documents with the SEC, including printing and mailing costs;  the costs of any reports, proxy statements or other notices to stockholders, including printing costs; expenses of holding stockholder meetings; our allocable portion of the fidelity bond; directors and officers/errors and omissions liability insurance, and any other insurance premiums; direct costs and expenses of administration, including auditor and legal costs; costs of our winding up and liquidation; direct costs and expenses of administration and operation, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditor and outside legal costs; litigation, indemnification and other extraordinary or non-recurring expenses; and all other non-investment advisory expenses incurred by us.

Critical Accounting Policies

The preparation of financial statements requires us to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period.  Actual results could differ from these estimates. We have identified the following items as critical accounting policies.

Investment valuations.  U.S. GAAP establishes a hierarchal disclosure framework, which prioritizes the inputs used in measuring investments at fair value into three levels based on their market observability.  Market price observability is affected by a number of factors, including the type of instrument and the characteristics specific to the instrument.  Financial instruments with readily available quoted prices from an active market or for which fair value can be measured based on actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment inherent in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories:

•      Level I — Quoted unadjusted prices for identical instruments in active markets to which we have access at the date of measurement. The types of investments in Level I include exchange-traded equities, debt and derivatives with quoted prices.

•      Level II — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs are directly or indirectly observable. Level II inputs include prices in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers, as well as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates. The types of investments in Level II generally include corporate bonds and loans, government and agency securities, less liquid and restricted equity investments, over-the-counter traded derivatives and other investments where the fair value is based on observable inputs.

•      Level III — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect our own assumptions about the assumptions market participants would use to price the investment based on the best available information. The types of investments in Level III include non-publicly traded equity, debt, and derivatives.

In some instances, inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such instances, the investment’s level within the fair value hierarchy is based on the lowest of the three levels (with Level III being the lowest) that is significant to the value measurement.  Our assessment of the significance of an input requires judgment and considers factors specific to the investment. We recognize transfers into and out of each level of the fair value hierarchy as of the beginning of the reporting period.

Management and our board of directors value our investments based upon the principles and methods of valuation summarized below.

Securities listed on one or more national securities exchanges are valued at their last reported sales price on the date of valuation.  If no sale occurred on the valuation date, the security is valued at the mean of the last “bid” and “ask” prices on the valuation date.  Securities that are not marketable due to legal restrictions that may limit or restrict transferability are generally valued at a discount from quoted market prices, as determined by or under the direction of our board of directors.  The discount would reflect the amount market participants would require due to the risk relating to the inability to access a public market for the security for the specified period and would vary depending on the nature and duration of the restriction and the risk and volatility of the underlying securities.  Securities with longer duration restrictions or higher volatility are generally valued at a higher discount.  Such discounts are generally estimated based on put option models or analysis of market studies.  There have been no instances where discounts have been applied to quoted prices of restricted listed securities.

Securities which are not listed or admitted to trading on any securities exchange but for which over-the-counter or other similar quotations are readily available (including securities for which the principal market is the over-the-counter market) are valued at the average mean of the last “bid” and “ask” prices (or if no such “bid” or “ask” prices are reported, the closing sales price) on the valuation date based on quotations supplied by recognized quotation services or by reputable broker-dealers. Securities and obligations for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our board of directors.

With respect to securities for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•      the quarterly valuation process begins with each portfolio company or security being initially valued by the Oaktree investment team responsible for the portfolio investment;

•      preliminary valuation conclusions are then documented and discussed with our senior management;

•      on a periodic basis, but not less often than annually, preliminary valuations not based on readily available market quotations will be submitted for review by third-party valuation firms;

•      the audit committee of our board of directors will review the preliminary valuations of Oaktree’s investment professionals, our senior management and independent valuation firms; and

•      our board of directors discusses valuations and determines the fair value of each security in our portfolio in good faith based on the input of Oaktree, the respective independent valuation firms and the audit committee.

In determining the fair value of securities that are not publicly traded and as part of the valuation process of debt securities, our board of directors will consider the market-yield approach based on the expected future cash flows of the debt securities or obligations discounted based on estimated current market rates.  Discounted cash flow calculations are adjusted to reflect current market considerations and/or the perceived credit risk of the portfolio companies.

Additionally, in determining the fair value of debt and equity securities that are not publicly traded, our board of directors may also seek to establish the total enterprise value of underlying portfolio companies using a market multiple or discounted cash flow approach that takes into account specific financial measures (such as EBITDA, adjusted EBITDA, free cash flow, net income, book value, or net asset value) believed to be most relevant for the given investment.  Valuations may be derived by reference to observable valuation measures for comparable companies or transactions (e.g., multiplying a key performance metric of the portfolio company by a relevant valuation multiple observed in the range of comparable companies or transactions), adjusted by our board of directors for the difference between the portfolio company and the reference comparables. Considerations may also be given to such factors as acquisition price of the security, historical and projected operational and financial results for the portfolio company, the strengths and weaknesses of the portfolio company relative to its comparable companies, industry trends, general economic and market conditions and other relevant factors.  The valuation of securities may be impacted by expectations of investors’ receptiveness to a public offering of the securities, the size of the holding of the securities and any associated control, information with respect to transactions or offers for the securities (including the transaction pursuant to which the investment was made and the period of time elapsed from the date of the investment to the valuation date) and applicable restrictions on the transferability of the securities.

The valuation methodologies for securities that are not publicly traded involve a significant degree of management judgment.  Accordingly, valuations do not necessarily represent the amounts which may eventually be realized from sales or other dispositions of investments.  Fair values may differ from the values that would have been used had a ready market for the investment existed, and the differences could be material to the financial statements.

Revenue Recognition.  We record investment transactions on the trade date.  Realized gains and losses on investments are recorded on a specific identification basis.

We record income on an accrual basis unless collection is deemed to be doubtful or the related investment is in default.  Discounts and premium to the par value of securities at the time of funding or purchase are accreted / amortized into interest income using the effective yield method or straight-line method, as applicable, over the life of the security.

Debt securities and obligations are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full.  Accrued and unpaid interest is generally reversed when a debt security or obligation is placed on non-accrual status. Interest payments received on non-accrual debt securities and obligations may be recognized as income or applied to principal depending upon our judgment regarding collectability.  Non-accrual debt securities and obligations are restored to accrual status when past due principal and interest is paid and, in our judgment, are likely to remain current.  We may make exceptions to this policy if the debt security or obligation has sufficient collateral value and is in the process of collection.

We may hold investments which provide that interest and dividends are partially payable in-kind rather than in cash.  Payment-in-kind investments offer issuers the option at each payment date of making payments in cash or in additional securities.  When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued.  Payment-in-kind interest and dividends are computed at the contractual rate and are accrued into income and reflected as receivable up to the payment or capitalization date.  On these payment dates, we capitalize the accrued interest or dividends receivable (reflecting such amounts as the cost basis in the additional securities received).  Upon capitalization, payment-in-kind is subject to the fair value estimates associated with the related investments. Payment-in-kind generally becomes due at maturity of the investment or upon the investment being called by the issuer.

We earn fee income, which includes commitment fees, credit facility fees, and amendment fees. Commitment fees are recorded as a reduction in the cost basis of the related investment and accreted into interest income over the respective term of the investment. Credit facility fees are received in connection with arrangements whereby we have agreed to fund amounts in the future such as delayed draw term loans and revolving credit facilities. Amendment fees are received in situations whereby we provide our consent to modifications to the terms of an investment (typically a debt investment).  Credit facility fees and amendment fees are recognized as income when earned.

New Accounting Standards.  On May 12, 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (the “ASU”). The ASU specifies that the concepts of highest and best use and valuation premise in a fair value measurement are only relevant when measuring the fair value of nonfinancial assets and are not relevant when measuring the fair value of financial assets or of liabilities.  The ASU clarifies that a reporting entity should disclose quantitative information about the unobservable inputs used in a fair value measurement that is categorized within Level III of the fair value hierarchy. The ASU also requires additional disclosure regarding the valuation processes used by the reporting entity and the sensitivity of fair value measurements to changes in unobservable inputs and the interrelationships between those unobservable inputs, if any, for fair value measurements categorized within Level III of the fair value hierarchy.  The ASU is effective during interim and annual periods beginning after December 15, 2011. We are currently evaluating the effect that the ASU may have on our financial statements.

Portfolio Investments

As of December 31, 2011, the fair value of our portfolio totaled $84.4 million and consisted of $73.1 million of senior secured loans, $9.0 million in subordinated debt investments, $0.5 million in preferred equity investments, and $1.8 million in common equity investments.  Based on fair value at December 31, 2011, our portfolio consisted of 73% variable rate investments with a LIBOR or prime floor, 24% fixed rate investments, 1% preferred equity investments, and 2% common equity investments.  As of December 31, 2011, the weighted average yield based upon amortized cost on our debt and income producing investments was approximately 9%, of which approximately 97% was current cash pay.  As of December 31, 2011 we had no investments on non-accrual status.

For the three months ended December 31, 2011, we purchased investments in two new portfolio companies; both purchases were debt investments.  The aggregate principal amount of these debt investments purchased during this period was $22.5 million, and the related cost, net of applicable market discounts and/or commitment fees received, was $21.9 million. There were no sales of portfolio companies during the three months ended December 31, 2011. For the three months ended December 31, 2011, we received $0.4 million in repayments and recorded $0.4 million of unrealized appreciation on investments.  For the six months ended December 31, 2011, we purchased investments in four new portfolio companies and funded an investment pursuant to a previously existing commitment; the cost of these purchases totaled $41.1 million. The aggregate principal amount of debt investments purchased during this period was $40.2 million; the cost of these debt investments, net of applicable market discounts and/or commitment fees received, was $39.3 million.  We sold one portfolio company and received principal payments from three portfolio companies; proceeds from the sale and principal payments totaled $4.5 million and $0.7 million, respectively, for the six months ended December 31, 2011. We recorded $0.03 million of unrealized depreciation on investments for the six months ended December 31, 2011.

As of June 30, 2011, the fair value of our portfolio totaled $48.3 million and consisted of $43.8 million of senior secured loans, $4.0 million in subordinated debt investments, and $0.5 million in preferred equity investments.  Based on fair value at June 30, 2011, our portfolio consisted of 91% variable rate investments with a LIBOR or prime floor, 8% fixed rate investments, and 1% preferred equity investments.  As of June 30, 2011, the weighted average yield based upon amortized cost on our debt and income producing investments was approximately 7%, of which approximately 99% was current cash pay.  As of June 30, 2011 no investments were on non-accrual status.

The table below summarizes the valuation of our investments by the U.S. GAAP fair value hierarchy levels as of December 31, 2011 and June 30, 2011.

	Fair Value as of
(dollar amounts in millions)	December 31, 2011	June 30, 2011

Level I	$—	$—
Level II	22,350	19,479
Level III	62,038	28,821
	$84,388	$48,300

Results of Operations

We commenced operations on May 5, 2011, and therefore have no prior periods with which to compare our results of operations for the three and six months ended December 31, 2011.

Revenues.  Investment income for the three and six months ended December 31, 2011 was $1.5 million and $2.6 million, respectively, and was primarily attributable to interest income earned from investments in portfolio companies.

Expenses / Expenses Waived.  Total expenses for the three months ended December 31, 2011 were $1.0 million, which included professional fees, directors fees, and credit facility fees of $0.2 million, $0.1 million, and $0.1 million, respectively. Total expenses for the six months ended were $1.9 million, which included professional fees, directors fees, and credit facility fees of $0.5 million, $0.2 million, and $0.1 million, respectively.

The base management fee for the three and six months ended December 31, 2011 totaled $0.3 million and $0.5 million, respectively. The allocated administrative expenses for three and six months ended December 31, 2011 totaled $0.2 million, $0.4 million, respectively.  Performance-based incentive fees were $0.1 million for the three and six months ended December 31, 2011.  The expenses allocated by Oaktree to us have been calculated based on the terms of the investment management agreement or the administration agreement, as appropriate. Incentive fees have been calculated using both aggregate cumulative realized capital gains / losses and unrealized capital appreciation / depreciation as if the fee was payable at the end of the reporting period.  The investment management agreement and administration agreement specify that fees for providing such services do not commence accruing until the effective date of this prospectus. Accordingly, Oaktree has waived all amounts allocated to us for investment advisory and administrative services provided through December 31, 2011. Expenses waived totaled $0.6 million and $1.0 million for the three and six months ended December 31, 2011, respectively, and these amounts are not subject to recoupment in the future.

Net Investment Income.  Net investment income for the three and six months ended December 31, 2011 totaled $1.0 million and $1.7 million, respectively, primarily due to interest income earned from investments in portfolio companies offset by our operating expenses.

Net Realized Gain on Investments.  The net realized gain on investments for the three and six months ended December 31, 2011 was $0.004 million and $0.07 million, respectively.

Net Change in Unrealized Appreciation on Investments.  We recorded an increase in net unrealized appreciation of $0.4 million and a decrease in net unrealized appreciation of $0.03 million for the three and six months ended December 31, 2011, respectively, which reflects the net change in the fair value of our investment portfolio relative to its cost basis over these respective periods.

Net Increase in Net Assets Resulting from Operations.  Net increase in net assets resulting from operations totaled $1.4 million for the three months ended December 31, 2011, and is primarily related to interest income and an increase in net unrealized appreciation generated from our investment portfolio offset by our operating expenses.  Net increase in net assets resulting from operations totaled $1.7 million for the six months ended December 31, 2011, and is primarily related to interest income generated from our investment portfolio offset by our operating expenses and a decrease in net unrealized appreciation on our investment portfolio.

Liquidity and Capital Resources

We were originally capitalized with equity contributions by Oaktree Capital II, L.P. and Oaktree Fund GP II, L.P., affiliates of Oaktree.  As of December 31, 2011, Oaktree Capital II, L.P. and Oaktree Fund GP II, L.P. had contributed an aggregate of $83 million.

The issuance of our common stock in this offering will significantly increase our capital resources.  We intend to use the net proceeds from the initial public offering to invest in senior loans, mezzanine debt, subordinated debt and equity securities issued by larger middle-market companies in accordance with our investment objective and for general corporate purposes. We will also pay operating expenses, including management and administrative fees, and may pay other expenses such as due diligence expenses of potential new investments, from the net proceeds of this offering.  We anticipate that substantially all of the net proceeds of this offering will be used for these purposes within six to 12 months, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions.  Pending such use, we will invest the remaining net proceeds of this offering primarily in cash, cash equivalents, U.S. government securities and other high-quality debt instruments that mature in one year or less.  These securities may have lower yields than the types of investments we would typically make in accordance with our investment objective and, accordingly, may result in lower returns or distributions, if any, during such period.

On October 7, 2011, we entered into the Senior Credit Facility with Goldman Sachs Bank USA and SunTrust Robinson Humphrey, Inc., as joint lead arrangers, SunTrust Bank, as administrative agent, and the lenders from time to time party thereto, that provides us with an initial borrowing capacity of $75 million.  The Senior Credit Facility will survive this offering and will provide us with the ability to borrow an additional $150 million if certain specified conditions are met, including that this offering is consummated.  The Senior Credit Facility also contains an accordion feature allowing us to increase our borrowing capacity if certain specified conditions are met.  The commitments under the Senior Credit Facility will expire in 2014 and the Senior Credit Facility will mature in 2015.  The Senior Credit Facility generally bears interest at a rate of LIBOR plus a spread of 1.75% prior to the completion of this offering and a spread of 2.75% after completion of this offering.  We are also required to pay an annual commitment fee of 0.20% and 0.375% before and after this offering, respectively, based on the total undrawn portion of the Senior Credit Facility.  The Senior Credit Facility includes customary financial covenants and operating covenants; we are in compliance with these covenants.  As of February 10, 2012, we had no outstanding amount under the Senior Credit Facility.

Contractual Obligations, Commitments and Contingencies

In the normal course of business, we enter into contracts that contain a variety of representations and warranties and which provide general indemnifications. Our maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against us that have not yet occurred.  However, based on the experience of management, we expect the risk of loss to be remote.

As of December 31, 2011, we had the following unfunded investment commitments:

Investment Securities	Unfunded Commitment Amount
Align Aerospace, Inc. Senior Secured Second Lien Notes	$2,113

Hospitalists Management Group, LLC, Senior Secured First Lien Delayed Drawdown Acquisition Term Loan	1,457

Investment commitments are contingent upon terms specified within the respective credit agreement; typical contingencies include a portfolio company’s cash needs for working capital, capital expenditures, or acquisitions.

Off-Balance Sheet Arrangements

As of December 31, 2011, we did not engage in any off-balance sheet financing or hedging arrangements, other than the commitments and contingencies described above.

Quantitative and Qualitative Disclosures about Market Risk

We are subject to financial market risks, including changes in interest rates and the valuations of our investment portfolio.  See “Risk Factors—Risks Relating to Our Business.”

Distributions

Subsequent to the completion of this offering, and to the extent that we have income available, we intend to make quarterly distributions to our stockholders out of any amounts legally available for such purpose, including earnings and profits. The timing and amount of our quarterly distributions, if any, will be determined by our board of directors.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code.  As a RIC, we generally will not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our stockholders as dividends.  To obtain and maintain our RIC status, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any.

We intend to maintain an “opt out” dividend reinvestment plan for our common stockholders.  If we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have their dividends automatically reinvested in additional shares of our common stock rather than receiving cash dividends.

Related Party Transactions

Oaktree has provided us with investment advisory services and administrative services necessary for us to operate since the commencement of operations.

For the three and six months ended December 31, 2011, we accrued $0.2 million and $0.4 million, respectively, related to certain expenses and offering costs paid by Oaktree affiliates on our behalf. We will reimburse such Oaktree affiliates for such amounts.

Affiliates of Oaktree have provided guarantees of our obligations incurred under the Senior Credit Facility.  See “Liquidity and Capital Resources.”  These guarantees will remain in effect until we complete a qualified IPO and other specified conditions are met.

On October 7, 2011, we entered into the following agreements:

•      An investment management agreement with Oaktree under which we will pay Oaktree a base management fee and incentive fee, which will begin accruing on the effective date of this prospectus.  The incentive fee is computed and paid on income that we may not yet have received in cash.  Fees charged under this agreement begin accruing on the effective date of this prospectus.  See “The Adviser —Investment Management Agreement.”

•      An administration agreement with Oaktree, pursuant to which Oaktree furnishes us with office facilities, equipment, clerical, bookkeeping, internal audit, compliance, recordkeeping and other administrative services at such facilities. Under our administration agreement, Oaktree performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC.  Fees charged under this agreement begin accruing on the effective date of this prospectus.  See “The Adviser —Administration Agreement.”

•      A license agreement with Oaktree under which Oaktree agrees to grant us a non-exclusive, royalty-free license to use the name “Oaktree” for specified purposes in our business. Under this agreement, we have a right to use the “Oaktree” name, subject to certain conditions, for so long as Oaktree or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we have no legal right to the “Oaktree” name.  See “The Adviser —License Agreement.”

PORTFOLIO COMPANIES

The following table sets forth certain information as of December 31, 2011 for each portfolio company in which we had an investment. Other than these investments, our only formal relationships with our portfolio companies are the managerial assistance that we provide upon request and the board observer or participation rights we may receive in connection with our investment. We do not “control” any of our portfolio companies, as defined in the 1940 Act. In general, under the 1940 Act, we would “control” a portfolio company if we owned more than 25% of its voting securities and would be an “affiliate” of a portfolio company if we owned 5% or more of its voting securities. As of the date of this filing, we held no seats on any of our portfolio companies’ board of directors. However, as we discuss in “Overview of Portfolio Companies,” affiliates of Oaktree own securities or obligations of three of our eight portfolio companies. See the section entitled “Risks — Risks Related to Our Business — Our ability to sell or otherwise exit investments in which affiliates of Oaktree also have an investment may be restricted.”

The senior loans, mezzanine debt, subordinated debt and equity securities in our current portfolio were originated by Oaktree Finance, LLC prior to its conversion into the Company. There are no material differences in the underwriting standards that were used to originate the senior loans, mezzanine debt, subordinated debt and equity securities and the underwriting standards described in this prospectus that we expect to implement.

Name of Portfolio Company and Address	Sector	Security Owned by Us	Maturity	Interest Rate(1)	Cash / PIK Coupon	Principal Due (in thousands)		Fair Value (in thousands)	Cost Basis(2) (in thousands)	Percentage of Total Portfolio Investments at Fair Value
Align Aerospace, Inc. 21123 Nordhoff Street Chatsworth, CA, 91311	Trading Companies & Distributors	Senior Secured Second Lien Notes	Feb. 26, 2017	13.00%(4)	11.5% / 1.5%	$11,620		$11,620	$11,341	13.8%

		Working Capital Line Commitment	Feb. 26, 2017	13.00%	11.5% / 1.5%	$2,113	(3)		$—	0.0%

		Common Stock	NA	NA	NA	NA		$1,268	$1,268	1.5%

FFR DSI Holdings, Inc. 8181 Darrow Road Twinsburg, OH 44087	Commercial Services & Supplies	Senior Subordinated Notes	Jan. 10, 2018	13.00%(4)	11% / 2%	$4,920		$4,920	$4,828	5.8%

		Common Stock	NA	NA	NA	NA		$576	$576	0.7%

Grocery Outlet, Inc. 2000 Fifth Street Berkeley, CA 94710	Food & Staples Retailing	Senior Secured First Lien Term Loan	December 15, 2017	L+900 bps, LIBOR floor of 1.5%(4)	L+900 / 0%	$12,500		$12,438	$12,128	14.7%

Hoffmaster Group, Inc. 2920 N. Main Street Oshkosh, WI 54901	Paper & Forest Products	Senior Secured Second Lien Term Loan	January 3, 2019	L+950 bps, LIBOR floor of 1.5%(4), (5)	L+950 / 0%	$10,000		$9,912	$9,801	11.7%

Hospitalists Management Group, LLC 4535 Dressler Road NW Canton, OH 44718	Health Care Providers & Services	Senior Secured First Lien Term Loan	May 4, 2017	L+450 bps, LIBOR floor of 1.5%(4), (5)	L+450 / 0%	$12,259		$11,990	$12,060	14.2%

		Senior Secured First Lien Delayed Drawdown Acquisition Term Loan	May 4, 2017	L+450 bps, LIBOR floor of 1.5%	L+450 / 0%	$2,679	(3)	$1,163	$1,222	1.4%

Iron Acquisition Company, Inc. 3033 Maple Drive Atlanta, GA 30305	Software	Senior Secured First Lien Term Loan	May 9, 2016	L+475 bps, LIBOR floor of 1.5%(4)	L+475 / 0%	$14,438		$14,293	$14,312	16.9%

Protective Industries, Inc. 2150 Elmwood Avenue Buffalo, NY 14207	Industrial Conglomerates	Senior Subordinated Notes	Nov. 23, 2017	13.25%(4)	11.25% / 2%	$3,895		$3,895	$3,822	4.6%

		Senior Subordinated Holdco Notes	May 23, 2018	15.25%	8% / 7.25%	$154		$154	$154	0.2%

		Preferred Equity	NA	NA	NA	NA		$494	$494	0.6%

Restaurant Technologies, Inc. 2250 Pilot Knob Road; Suite 100 Mendota Heights, MN 55120	Machinery	Senior Secured First Lien Term Loan	May 16, 2017	L+475 bps, LIBOR floor of 1.25%(4)	L+475 / 0%	$11,940		$11,665	$11,833	13.8%

Total Portfolio Investments								$84,388	$83,839	100%

(1)          All interest is payable in cash and all LIBOR represents 30-day LIBOR unless otherwise indicated. For each debt investment we have provided the current interest rate as of December 31, 2011 unless otherwise indicated.

(2)          Cost basis reflects the investment’s amortized cost; it includes any applicable capitalized payment-in-kind and amortization of premium or discount.

(3)   Assumes the issuer draws down the full amount available under the respective commitment.

(4)   This interest rate reflects only coupon interest.  The obligation includes original issue discount which results in our earning additional interest income related to this security based on accretion of such original issue discount.

(5)   The borrower may elect for interest to be calculated based on the Prime Rate plus a spread.  The borrower elected this option for the interest period that includes December 31, 2011.  The interest rates for the Hospitalists Management Group, LLC Senior Secured First Lien Term Loan and the Hoffmaster Group, Inc., Senior Secured Second Lien Term Loan were 6.75% and 11.75%, respectively, as of December 31, 2011.

All of the loans set forth in the table above are performing and the maturities of such loans have not been extended.

Overview of Portfolio Companies

Set forth below is a brief description of the business of our portfolio companies as of the date of this filing.

Align Aerospace, Inc.  Align Aerospace, Inc., is a distributor of hardware and related components to aerospace and defense original equipment manufacturers and their subcontractors in the U.S. and internationally.

FFR DSI Holdings, Inc.  FFR DSI Holdings, Inc., is a leading North American designer, marketer, and supplier of merchandising, loss prevention, and operational efficiency solutions primarily to retailers and consumer packaged goods companies.

Grocery Outlet, Inc. Grocery Outlet, Inc. is an extreme-value retailer of food, beverages and general merchandise. Currently, Grocery Outlet’s store network consists of 156 stores in six states with the majority in California, Washington and Oregon.

Hoffmaster Group, Inc. Hoffmaster Group, Inc. is a leading North American designer, manufacturer and supplier of decorated, premium disposable tableware (including napkins, plates, tablecovers and placemats).

                              Hospitalists Management Group, LLC  Hospitalists Management Group, LLC, or “HMG,” is a provider of outsourced hospitalist programs to acute care facilities and hospitals across the United States. HMG’s hospitalists help its partner hospitals improve clinical outcomes, increase patient satisfaction, reduce average length of stay, and realize greater efficiencies through the application of best practices and quality management.

Iron Acquisition Company, Inc.  Iron Acquisition Company, Inc., or “Iron Data,” is a provider of Intelligent Process Management software for benefits eligibility determination, case management and spend management to blue-chip customers in the government and commercial markets.  Iron Data’s solutions enable increased operational efficiency, scalability and more informed decision making through process automation and business intelligence.

Restaurant Technologies, Inc.  Restaurant Technologies, Inc., or “RTI,” is a provider of bulk cooking oil management services to the foodservice industry, including bulk oil management and data collection and analysis. RTI installs oil storage and handling equipment, performs new oil delivery and waste oil removal services and provides telemetry systems for data reporting, oil distribution and route planning.

Protective Industries, Inc.  Protective Industries, Inc. offers a complete line of plastic and vinyl protection products, including a catalog containing more than 250 product series of caps, plugs, edge liners, wrap-around tapes, netting and tubing, that are used in a wide range of industrial and commercial applications.

As disclosed, and absent exemptive relief, we may be subject to restrictions regarding a restructuring of our investments in these portfolio companies or in relation to exiting our investments in these portfolio companies. See the section entitled “Risks — Risks Related to Our Business — Our ability to sell or otherwise exit investments in which affiliates of Oaktree also have an investment may be restricted” and “Risks — Risks Related to Our Investments — Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio; our ability to make follow-on investments in certain portfolio companies may be restricted.”

MANAGEMENT OF THE COMPANY

Our business and affairs are managed under the direction of our board of directors. The responsibilities of the board of directors include, among other things, the oversight of our investment activities, the quarterly valuation of our assets, oversight of our financing arrangements and corporate governance activities. Our board of directors will consist of seven members, four of whom will not be “interested persons” of us or of Oaktree as defined in Section 2(a)(19) of the 1940 Act and are “independent,” as determined by our board of directors, consistent with the rules of the New York Stock Exchange. We refer to these individuals as our independent directors. Our board of directors elects our executive officers, who serve at the discretion of the board of directors.

Board of Directors

Under our governing instruments, our directors will be divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors:
Rajkumar Makam	46	Director, President	2011	2012
William B. Sacher	54	Director, Chief Executive Officer and Chairman of the Board	2011	2013
Sheldon M. Stone	59	Director	2011	2014

Independent Directors:
Irwin Engelman	77	Director	2011	2012
Michael S. Liss	57	Director	2011	2013
Randolph W. Westerfield	70	Director	2011	2014
Thomas G. White	56	Director	2011	2013

The address for each director is c/o Oaktree Capital Management, L.P., 1301 Avenue of the Americas, 34th Floor, New York, NY 10019.

Executive Officers Who are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
David Orkin	39	Chief Financial Officer, Treasurer
Thomas Smith	56	Chief Compliance Officer
Justin Tucker	30	Secretary

The address for each executive officer is c/o Oaktree Capital Management, L.P., 333 S. Grand Avenue, 28th Floor, Los Angeles, CA 90071.

Biographical Information

The following is information concerning the business experience of our board of directors and executive officers. The board of directors believes that the significance of each director’s experience, qualifications, attributes or skills is an individual matter (meaning that experience that is important for one director may not have the same value for another) and that these factors are best evaluated at the board level, with no single director, or particular factor, being indicative of board effectiveness. However, the board of directors believes that directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with our management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties; the board of directors believes that its members satisfy this standard.  Experience relevant to having this ability may be achieved through a director’s educational background; business, professional training or practice (e.g., medicine, accounting or law), public service or academic positions; experience from service as a manager of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences.  To assist them in evaluating matters under federal and state law, the independent directors are counseled by their own independent legal counsel, who participates in board of directors’ meetings and interacts with Oaktree, and also may benefit from information provided by our or Oaktree’s counsel; both board of directors and our counsel have significant experience advising funds and fund board members.  The board of directors and its committees have the ability to engage other experts as appropriate.  The board of directors evaluates its performance on an annual basis.

Our directors have been divided into two groups: interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act.

Interested Directors

Rajkumar Makam has been the President of the Company since its formation. Mr. Makam is also a Managing Director with Oaktree’s mezzanine finance group. Prior to joining Oaktree in 2001, Mr. Makam worked at Banc of America Securities LLC (previously NationsBanc Montgomery Securities LLC) for four years in their Leveraged Finance/High Yield Group. During that period he specialized in bridge and mezzanine finance, with responsibility for market analysis, structuring, due diligence and legal documentation. Prior to joining Banc of America Securities in 1997, he worked for five years as a senior software engineer at Montage Group Ltd. and Dantec Electronics Inc. Mr. Makam received a B.S. degree in Engineering from the Bangalore Institute of Technology, India. He then went on to receive an M.S. degree in Engineering from the University of Akron, Ohio and an M.B.A. in Finance from Yale University. Mr. Makam was elected and is qualified to serve on our board of directors due to his extensive experience in the leverage finance and corporate lending business.

William B. Sacher has been the Chief Executive Officer of the Company and Chairman to the Board since its formation. Mr. Sacher is also a Managing Director with Oaktree and portfolio manager of Oaktree’s mezzanine finance group. Prior to joining Oaktree in 2001, Mr. Sacher worked at JP Morgan as co-head of the High Yield Origination Group which was responsible for conducting due diligence, structuring and underwriting the firm’s high yield bonds, mezzanine debt, leveraged loans and bridge loans. Mr. Sacher was also a voting member of the firm’s High Yield Underwriting Committee. Prior to that, Mr. Sacher spent three years at NationsBanc Montgomery Securities LLC where he established the bank’s High Yield Capital Markets Group and, later, headed the groups responsible for origination and execution of high yield bonds, bridge loans and private placements. From 1986 to 1995, Mr. Sacher worked at Bear Stearns & Co. in various capacities, most recently as Managing Director and co-head of the firm’s mezzanine debt and mid-cap high yield effort. He graduated cum laude with a B.S. degree and an M.B.A. in Finance and Management from the Stern School of Business at New York University. Mr. Sacher was elected and is qualified to serve on our board of directors due to his extensive experience in the leverage finance and corporate lending business.

Sheldon M. Stone was appointed as a director of the Company on July 6, 2011.  Mr. Stone is also a Principal of Oaktree and serves as the portfolio manager of Oaktree’s U.S. high yield bond activities and has supervisory responsibility for Oaktree’s European high yield bond activities, European credit opportunities, senior loan and mezzanine finance strategies.  Mr. Stone, a co-founding member of Oaktree in 1995, established the High Yield Bond Department at Trust Company of the West (“TCW”) with Mr. Marks in 1985 and ran the department for ten years.  Prior to joining TCW, Mr. Stone worked with Mr. Marks at Citibank for two years where he performed credit analysis and managed high yield bond portfolios.  From 1978 to 1983, Mr. Stone worked at The Prudential Insurance Company where he was a Director of Corporate Finance, managing a fixed income portfolio exceeding $1 billion.  Mr. Stone holds a B.A. degree from Bowdoin College and an M.B.A. in Accounting and Finance from Columbia University.  Mr. Stone currently serves as chairman of the California Community Foundation and chaired Bowdoin College’s Investment Committee from 2003 to 2009.  Mr. Stone was elected and is qualified to serve on our board of directors due to his extensive experience in the leverage finance and corporate lending business.

Independent Directors

The persons identified below have agreed to serve as our independent directors and have agreed to be named below.

Irwin Engelman was appointed as a director of the Company on July 6, 2011. He has also served as a director of eMagin Corporation since 2005 and as its Non-Executive Interim Chairman of the Board from 2010 to July 2011. From 2000 to 2010, he was on the board of Sanford C. Bernstein Mutual Funds, a publicly-traded company, where he also served as chairman of its audit committee.  Mr. Engelman has also served as the Chief Financial Officer and Executive Vice President of YouthStream Media Networks, Inc., a publicly-held media marketing firm, from 2000 to 2001.  From 1992 to 2000, Mr. Engelman was Executive Vice President and Chief Financial Officer at MacAndrews & Forbes Holdings Inc.  Prior thereto, from 1990 to 1992, Mr. Engelman was Executive Vice President, Chief Financial Officer and Director of GAF Corporation, a privately-held industrial company.  From 1988 to 1990, Mr. Engelman was President and Chief Operating Officer of Citytrust Bancorp Inc.  From 1987 through 1988, he was Executive Vice President of the Blackstone Group. From 1981 through 1987, he served as a Director, Executive Vice President and Chief Financial Officer at General Foods Corporation. He was Vice President and Chief Financial Officer of The Singer Company from 1978 to 1981, and with Xerox Corporation for twelve years prior to that.  Mr. Engelman holds a B.B.A. degree in Accounting from Baruch College at City University of New York and a J.D. from Brooklyn Law School.  Admitted to the New York State Bar in 1962, he also became a certified public accountant in New Jersey in 1966.  In June 2000, he was awarded an honorary Doctor of Letters and Laws degree from Baruch College.  Mr. Engelman’s experience as a chief financial officer of both public and private companies provides valuable expertise to the board of directors.

Michael S. Liss was appointed as a director of the Company on July 6, 2011.  Mr. Liss is a Managing Member of Cipher Capital Partners LLC, an opportunistic investment fund investing in public and private debt and equity securities that he co-founded in 2005. From 2005 until 2011, he was also a Senior Managing Partner of Burnham Hill Partners LLC, a FINRA registered broker dealer.  Prior to co-founding Cipher, from 1999 to 2005, Mr. Liss was President and Chief Executive Officer of FiberNet Telecom Group Inc. (NASDAQ:FTGX), on which board he remained a director until its sale in 2010.  From 1994 until 1999, he was a Managing Director of Lazard Frères & Co. LLC where he oversaw the Leveraged Finance Group.  From 1985 until 1994, he was a Senior Managing Director and Co-Head of the Leveraged Finance Group of Bear Stearns & Co. Inc. and served in various investment banking capacities.  From 1980 until 1985, Mr. Liss practiced corporate law at Kramer Levin Naftalis & Frankel LLP. He is a current member of the Board of Directors of GlobalOptions Services Inc., which provides workers compensation claim fraud investigation services to insurance companies.  Mr. Liss holds a B.A. from Columbia University, a J.D. from Yale Law School and an M.P.P.M. from the Yale School of Management.  Mr. Liss’ experience investing in public and private debt and equity securities, investment banking and service as a director of both private and public companies provides valuable expertise to the board of directors.

Randolph W. Westerfield, Ph.D. was appointed as a director of the Company on July 6, 2011.  He has also been Dean Emeritus since 2004 and has been the Charles B. Thornton Professor of Finance at the Marshall School of Business at the University of Southern California since 2004.  From 1993 to 2004, Dr. Westerfield served as Dean of the Marshall School of Business.  Previously, he spent 20 years as a member of the finance faculty at the Wharton School at the University of Pennsylvania.  Dr. Westerfield has taught corporate finance at the undergraduate and graduate level for over 40 years, and has served on audit committees of public companies and management investment companies, which we believe provides valuable expertise and insight to the board of directors.  Mr. Westerfield currently serves on the board of directors of Health Management Associates, Inc. (NYSE:HMA), an operator of acute care hospitals and other health care facilities in the United States.  He holds a B.A. and M.A. in Economics, as well as a Ph.D. in Finance from the University of California, Los Angeles.

Thomas G. White was appointed as a director of the Company on July 6, 2011.  He is also the Founder, Managing Partner, and Chief Investment Officer of City on a Hill Capital LP, an asset management firm established in 2009.  Prior to City on a Hill Capital, Mr. White spent fourteen years at Bank of America, most recently as Head of the Principal Capital Business. From 2007 to 2008, he served as Chief Executive Officer and Head of Global Markets for Banc of America Securities. During his tenure at Banc of America, Mr. White served in various other executive capacities that include positions as Head of Credit Products and Leveraged Finance.  Prior to that, Mr. White spent ten years at Morgan Stanley, most recently as Head of the firm’s European High Yield and Emerging Markets groups.  Mr. White holds a B.A. degree with honors from the University of Notre Dame, an M.P.A. from Harvard University and an M.B.A. from the Wharton School of the University of Pennsylvania.  He was a fellow of the American Institute of Economic Research and studied international relations at the graduate school of the London School of Economics.  Mr. White’s management and leadership experiences provide valuable expertise to the board of directors.

Executive Officers Who are not Directors

David Orkin has been the Chief Financial Officer and Treasurer of the Company since its formation.  Mr. Orkin is also a Managing Director of Oaktree in its closed-end fund accounting group.  Mr. Orkin joined Oaktree in 2008, following over thirteen years in public accounting.  From 2002 to 2008, Mr. Orkin was an Audit Senior Manager at PricewaterhouseCoopers LLP, where he was a member of the Investment Management and Real Estate industry group.  From 1994 to 2002, Mr. Orkin was an auditor in the Financial Services Industry of Arthur Andersen’s Assurance and Business Advisory practice, most recently serving as an Experienced Audit Manager.  Mr. Orkin received a B.B.A. degree in Accounting summa cum laude from the University of Massachusetts at Amherst, and is a Certified Public Accountant.

Thomas Smith has been the Chief Compliance Officer of the Company since its formation.  Mr. Smith is also a Managing Director and the Chief Compliance Officer of Oaktree.  Mr. Smith joined Oaktree in 2010 after having spent twenty-five years with JP Morgan Chase & Co., most recently as a Managing Director and Head of Compliance for the Americas Asset Management business.  Prior to JP Morgan Chase, Mr. Smith held various financial and audit management positions in the pharmaceutical and rental car industries.  Mr. Smith received a B.S. degree in Accounting and Economics from St. John’s University.  He is a Certified Public Accountant (inactive).

Justin Tucker has been the Secretary of the Company since its formation.  Mr. Tucker is also a Vice President with Oaktree’s mezzanine finance group.  Mr. Tucker joined Oaktree in 2007 from Quest Diagnostics, where he served as a Senior Financial Analyst.  Prior to that, Mr. Tucker spent over two years as a Consultant primarily at FTI Consulting.  Mr. Tucker received a B.S. degree in Finance with highest distinction from the Indiana University Kelley School of Business.

Board Leadership Structure

                Our board of directors monitors and performs an oversight role with respect to our business and affairs, including with respect to investment practices and performance, compliance with regulatory requirements and the services, expenses and performance of service providers to us. Among other things, our board of directors approves the appointment of Oaktree and officers, reviews and monitors the services and activities performed by Oaktree and executive officers and approves the engagement, and reviews the performance of, our independent public accounting firm.

Under our bylaws, our board of directors may designate a chairman to preside over the meetings of the board of directors and meetings of the stockholders and to perform such other duties as may be assigned to him by the board. We do not have a fixed policy as to whether the chairman of the board should be an independent director and believe that we should maintain the flexibility to select the chairman and reorganize the leadership structure, from time to time, based on the criteria that is in our best interests at such times.

Presently, Mr. Sacher serves as the chairman of our board of directors. Mr. Sacher is an “interested person” of the Company as defined in Section 2(a)(19) of the 1940 Act because he is a managing director of Oaktree. We believe that Mr. Sacher’s history with us and familiarity with our investment platform in particular qualify him to serve as the chairman of our board of directors. We believe that we are best served through this existing leadership structure, as Mr. Sacher’s relationship with Oaktree provides an effective bridge and encourages an open dialogue between management and the board of directors, ensuring that both groups act with a common purpose.

Our board of directors does not currently have a designated lead independent director. Our corporate governance policies include regular meetings of the independent directors in executive session without the presence of interested directors and management, the establishment of audit and nominating, corporate governance and compensation committees comprised solely of independent directors and the appointment of a chief compliance officer, with whom the independent directors will meet regularly without the presence of interested directors and other members of management, for administering our compliance policies and procedures.

We recognize that different board leadership structures are appropriate for companies in different situations. We will re-examine our corporate governance policies on an ongoing basis to ensure that they continue to meet our needs.

Board’s Role In Risk Oversight

Our board of directors is expected to perform its risk oversight function primarily through (a) its two standing committees, the audit committee and the nominating, corporate governance and compensation committee, which will report to the entire board of directors and will be comprised solely of independent directors, and (b) active monitoring of our chief compliance officer and our compliance policies and procedures.

As described below in more detail under “Committees of the Board of Directors,” the audit committee and the nominating, corporate governance and compensation committee will assist the board of directors in fulfilling its risk oversight responsibilities. The audit committee’s risk oversight responsibilities will include overseeing our accounting and financial reporting processes, our systems of internal controls regarding finance and accounting, and audits of our financial statements. The nominating, corporate governance and compensation committee’s risk oversight responsibilities will include selecting, researching and nominating directors for election by our stockholders, developing and recommending to the board a set of corporate governance principles and overseeing the evaluation of the board and our management.

Our board of directors will also perform its risk oversight responsibilities with the assistance of the chief compliance officer. The board of directors expects to annually review a written report from the chief compliance officer discussing the adequacy and effectiveness of our compliance policies and procedures our service providers. The chief compliance officer’s annual report will seek to address at a minimum (a) the operation of our compliance policies and procedures and our service providers since the last report; (b) any material changes to such policies and procedures since the last report; (c) any recommendations for material changes to such policies and procedures as a result of the chief compliance officer’s annual review; and (d) any compliance matter that has occurred since the date of the last report about which the board of directors would reasonably need to know to oversee our compliance activities and risks. In addition, the chief compliance officer will meet separately in executive session with the independent directors at least once each year.

We believe that our board’s role in risk oversight will be effective and appropriate given the extensive regulation to which we will already be subject as a BDC. As a BDC, we will be required to comply with certain regulatory requirements that control the levels of risk in our business and operations. For example, our ability to incur indebtedness will be limited such that our asset coverage must equal at least 200% immediately after each time we incur indebtedness, we will generally have to invest at least 70% of our total assets in “qualifying assets” and we will not generally be permitted to invest in any portfolio company in which one of our affiliates currently has an investment. See the sections entitled “Regulation” “Certain Relationships and Related Party Transactions — Policies and Procedures for Management Conflict.”

We recognize that different board roles in risk oversight are appropriate for companies in different situations. We will re-examine the manners in which the board administers its oversight function on an ongoing basis to ensure that they continue to meet our needs.

Committees of the Board of Directors

Our board of directors currently has two committees: an audit committee and a nominating, corporate governance and compensation committee.

Audit Committee.  The audit committee operates pursuant to a charter approved by our board of directors. The charter sets forth the responsibilities of the audit committee. The primary function of the audit committee is to serve as an independent and objective party to assist the board of directors in fulfilling its responsibilities for overseeing and monitoring the quality and integrity of our financial statements, the adequacy of our system of internal controls, the review of the independence, qualifications and performance of our independent registered public accounting firm, and the performance of our internal audit function. The audit committee is presently composed of four persons, including Irwin Engelman, Michael S. Liss, Randolph W. Westerfield and Thomas G. White, all of whom are considered independent for purposes of the 1940 Act and the New York Stock Exchange corporate governance listing standards. Our board of directors has determined that Irwin Engelman qualifies as an “audit committee financial expert” as defined under Item 407 of Regulation S-K of the Securities Exchange Act of 1934. Each of the members of the audit committee meet the current independence and experience requirements of Rule 10A-3 of the Securities Exchange Act of 1934 and, in addition, is not an “interested person” of the Company or of Oaktree as defined in Section 2(a)(19) of the 1940 Act.

Nominating, Corporate Governance and Compensation Committee.  The nominating, corporate governance and compensation committee operates pursuant to a charter approved by our board of directors. The charter sets forth the responsibilities of the nominating, corporate governance and compensation committee, including making nominations for the appointment or election of independent directors. The nominating, corporate governance and compensation committee consists of Irwin Engelman, Michael S. Liss, Randolph W. Westerfield and Thomas G. White, all of whom are considered independent for purposes of the 1940 Act and the New York Stock Exchange corporate governance listing standards.

The nominating, corporate governance and compensation committee will consider stockholder recommendations for possible nominees for election as director when such recommendations are submitted in accordance with our bylaws, the nominating, corporate governance and compensation committee’s own charter and any applicable, law, rule or regulation regarding director nominations. In considering candidates submitted by stockholders, the nominating, corporate governance and compensation committee will take into consideration the needs of the board of directors and the qualifications of the candidate. The nominating, corporate governance and compensation committee may also take into consideration the number of shares of common stock held by the recommending stockholder and the length of time that such shares have been held.

To have a candidate considered by the nominating, corporate governance and compensation committee, a stockholder must submit the recommendation in writing and must include the following information:

•                  the name of the stockholder and evidence of the person’s ownership of our common stock, including the number of shares owned and the length of time of the ownership;

•                  the name of the candidate, the candidate’s resume or a listing of his or her qualifications to be a director and the person’s consent to be named as a director if selected by the nominating, corporate governance and compensation committee and nominated to the board of directors; and

•                  if requested by the nominating, corporate governance and compensation committee, a completed and signed director’s questionnaire.

The stockholder recommendation and information described above must be sent to our secretary, Oaktree Finance Corp., 333 South Grand Avenue, 28th Floor, Los Angeles, CA, 90071, and must be received by our secretary not earlier than the 150th day prior to the first anniversary date of the preceding year’s annual meeting nor later than 5:00 p.m., Pacific Time, on the 120th day prior to the first anniversary of the date of the preceding year’s annual meeting; provided, however that in the event that the date of the annual meeting is advanced or delayed by more than 25 days from the first anniversary of the date of the proceeding year’s annual meeting, notice by the stockholder in order to be timely must be so received not later than the 5:00 p.m. Pacific Time on the tenth day following the day on which public announcement of the date of such meeting is first made.

Compensation of Directors

As compensation for serving on our board of directors, each independent director receives an annual fee of $80,000. Independent directors also receive $2,500 ($1,000 for telephonic attendance) plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and receive $1,000 ($500 for telephonic attendance) plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the Chairperson of the audit committee receives an annual fee of $7,500 and each chairperson of any other committee receives an annual fee of $2,500 for their additional services in these capacities. In addition, we purchase directors’ and officers’ liability insurance on behalf of our directors and officers. No compensation is expected to be paid to directors who are “interested persons” of the Company, as such term is defined in Section 2(a)(19) of the 1940 Act.

Compensation of Executive Officers and Directors

None of our officers will receive direct compensation from us. The compensation of our chief financial officer and chief compliance officer will be paid by Oaktree, subject to reimbursement by us of an allocable portion of such compensation for services rendered by them to us. To the extent that Oaktree outsources any of its functions as administrator, we will pay the fees associated with such functions on a direct basis without profit to Oaktree.

The following table shows information regarding the compensation expected to be received by the Independent Directors and executive officers for the current fiscal year ending June 30, 2012. No compensation is paid to directors who are “interested persons.”

Name and Position	Aggregate Compensation From Us (2)	Pension or Retirement Benefits Accrued As Part of Our Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation From Us Paid to Directors
Interested Directors:
Rajkumar Makam (1)	None	None	None	None
William B. Sacher (1)	None	None	None	None
Sheldon M. Stone	None	None	None	None

Independent Directors:
Irwin Engelman	$95,500	None	None	$95,500
Michael S. Liss	$91,500	None	None	$91,500
Randolph W. Westerfield	$89,000	None	None	$89,000
Thomas G. White	$89,000	None	None	$89,000

Executive Officers
David Orkin	None	None	None	None
Thomas Smith	None	None	None	None
Justin Tucker	None	None	None	None

(1)  Rajkumar Makam and William B. Sacher are also executive officers of us.

(2)  The amounts listed are estimated for the fiscal year ending June 30, 2012. For discussion of independent director compensation, please see “— Compensation of Directors” above.

Staffing

We do not currently have any employees and do not expect to have any employees. Services necessary for our business are provided by individuals who are employees of Oaktree, pursuant to the terms of the investment management agreement and the administration agreement. Each of our executive officers described under “Management” is an employee of Oaktree. Our day-to-day investment operations are managed by Oaktree. The services necessary for the origination and administration of our investment portfolio are provided by investment professionals employed by Oaktree. Oaktree’s investment professionals focus on origination and transaction development and the ongoing monitoring of our investments. See the section entitled “The Adviser — Investment Management Agreement.” In addition, we reimburse Oaktree for our allocable portion of expenses incurred by it in performing its obligations under the administration agreement, including our allocable portion of the cost of our officers and their respective staffs. See the section entitled “The Adviser — Administration Agreement.”

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

We have entered into agreements with Oaktree, in which our senior management and the Investment Team of Oaktree have ownership and financial interests. Our senior management team holds equity interests in Oaktree.  Further, immediately prior to the completion of this offering, there will be           shares of our common stock outstanding, 100% of which will be owned by Oaktree Capital II, L.P. and Oaktree Fund GP II, L.P., affiliates of Oaktree. At that time, we will have no other shares of capital stock outstanding.

Policies and Procedures for Managing Conflicts

Members of our senior management and Oaktree currently manage and may in the future manage Other Oaktree Funds that invest in, and in some cases, have priority ahead of us with respect to, securities or obligations eligible for purchase by the Company. We may compete with entities managed by Oaktree and its affiliates for capital from investors and investment opportunities. As a result, we may not be given the opportunity to participate in certain investments made by investment funds, accounts or other investment vehicles managed by Oaktree or its affiliates. This situation presents the potential for conflicts of interest.  While Oaktree will seek to manage such potential conflicts of interest in good faith, there may be situations in which our interests with respect to a particular investment or other matter conflict with the interests of Other Oaktree Funds, Oaktree, or one or more of their respective affiliates. On any matter involving a conflict of interest, Oaktree will be guided by its fiduciary duties to us as well as to investors in the Other Oaktree Funds and will seek to resolve such conflict in good faith. Oaktree and its affiliates have both subjective and objective procedures and policies in place designed to manage the potential conflicts of interest between Oaktree’s fiduciary obligations to us and its similar fiduciary obligations to other clients.  See the section entitled “Risks — Risks Related to Our Business — There are significant potential conflicts of interest that could affect our investment returns” above.

Allocation of Investment Opportunities.  Oaktree has an investment allocation policy that addresses the co-investment restrictions set forth under the 1940 Act. In the absence of receiving exemptive relief from the SEC that would permit greater flexibility relating to certain types of negotiated co-investments, Oaktree will determine whether a particular investment is more appropriate for us or for an Other Oaktree Fund and which entity will proceed with the investment. The classification of an investment opportunity as appropriate or inappropriate for or any of the Other Oaktree Funds will be made by Oaktree, in good faith, at the time of purchase and will govern in this regard.  This determination frequently will be subjective in nature. Consequently, an investment that Oaktree determined was appropriate (or more appropriate) for us (or that Oaktree determined was appropriate (or more appropriate) for any of the Other Oaktree Funds) may ultimately prove to have been appropriate (or more appropriate) for one of the Other Oaktree Funds (or for us).

Considering all of the factors in the investment allocation policy, Oaktree and our board of directors expect that we will be given priority over Other Oaktree Funds with respect to senior loans which are of the type that constitutes our investment focus as determined by Oaktree. We will not make an investment in any company in which any Other Oaktree Fund holds an investment in a different class of such company’s debt or equity securities unless we also hold the same class of such company’s debt or equity securities of such Other Oaktree Fund or Oaktree determines that (a) the investment is in our best interests and (b)(i) the possibility of a conflict between the interests of such different classes is remote, (ii) either the potential investment by us or the investment of such Other Oaktree Fund is not large enough to control any actions taken by the collective holders of securities of such company, or (iii) in light of the particular circumstances, Oaktree believes such investment is appropriate for us, notwithstanding the potential for conflict.

Mezzanine Fund III, a pre-existing closed-end private partnership managed by Oaktree, will be given priority with respect to negotiated mezzanine debt investments and any associated “equity kickers” until the earlier of it exiting its investment period in December 2014, subject to its investment restrictions, or such time as Mezzanine Fund III has invested at least 80% of its committed capital.  Based on amounts Mezzanine Fund III has invested to date, past experience with other mezzanine funds managed by Oaktree and current market conditions, Oaktree has informed us that it does not believe Mezzanine Fund III will be 80% invested until some time in 2013, although no assurance can be given that it will be 80% invested prior to December 2014.  We will not seek, or obtain, co-investment exemptive relief that is effective until after the expiration of Mezzanine Fund III’s priority.  As a result, prior to the expiration of

Mezzanine Fund III’s priority and prior to obtaining exemptive relief for certain kinds of co-investments, we will be limited in the kinds of investments in mezzanine debt and any associated “equity kickers” we will be able to make.  Prior to our election to be treated as a business development company, we acquired $     in mezzanine debt investments. Once Mezzanine Fund III is fully invested or its investment period ends in December 2014 and assuming we receive co-investment exemptive relief, negotiated mezzanine debt investments and any associated “equity kickers” will be allocated between us and future mezzanine funds managed by Oaktree, if any, on a pro rata basis and except as otherwise set forth below pursuant to Oaktree’s internal allocation guidelines and requirements of our co-investment exemptive relief, as set forth below under “Co-Investment Opportunities.”

Investments in Different Classes of the Capital Structure.  We will not make an investment in any company in which any Other Oaktree Fund holds an investment in a different class of such company’s debt or equity securities unless we also hold the same class of such company’s debt or equity securities of such Other Oaktree Fund or Oaktree determines that (a) the investment is in our best interests and (b)(i) the possibility of a conflict between the interests of such different classes is remote, (ii) either the potential investment by us or the investment of such Other Oaktree Fund is not large enough to control any actions taken by the collective holders of securities of such company, or (iii) in light of the particular circumstances, Oaktree believes such investment is appropriate for us, notwithstanding the potential for conflict.  In the event that we hold obligations of an issuer that are senior to other obligations of such issuer held by both us and an Other Oaktree Fund, Oaktree generally will represent the mezzanine class held by us and an Other Oaktree Fund because Oaktree generally believes it is able to have the greatest impact on the restructuring by participating at the mezzanine level and that such participation generally will benefit more senior classes of securities. In a case where Oaktree is representing the mezzanine holdings of an issuer held by us and an Other Oaktree Fund, we generally will vote or execute consents relating to our holdings of senior obligations of such issuer in proportion to the vote or consent of the other holders of such senior obligations, if voting or consent of partial holdings is permitted, or in accordance with the majority of the other holders of such senior obligations, if the voting or consent of partial holdings is not permitted. No assurance can be given that such arrangements will maximize benefits for us in all cases.

Co-Investment Opportunities

We expect in the future to co-invest on a concurrent basis with other affiliates, unless doing so is impermissible with existing regulatory guidance, applicable regulations and our allocation procedures. Certain types of negotiated co-investments may be made only if we receive an order from the SEC permitting us to do so. There can be no assurance that we will obtain any such order. See the section entitled “Regulation.” We and Oaktree have submitted an exemptive application to the SEC to permit us to negotiate the terms of co-investments if our board of directors determines that it would be advantageous for us to co-invest with other funds managed by Oaktree or its affiliates in a manner consistent with our investment objectives, positions, policies, strategies and restrictions as well as regulatory requirements and other pertinent factors.

An investment opportunity that is suitable for multiple clients of Oaktree and its affiliates may not be capable of being shared among some or all of such clients and affiliates due to the limited scale of the opportunity or other factors, including regulatory restrictions imposed by the 1940 Act. There can be no assurance that Oaktree’s or its affiliates’ efforts to allocate any particular investment opportunity fairly among all clients for whom such opportunity is appropriate will result in an allocation of all or part of such opportunity to us. Not all conflicts of interest can be expected to be resolved in our favor.

When we engage in such permitted co-investments, we will do so in a manner consistent with Oaktree’s allocation policy and, where applicable, any co-investment exemptive relief obtained by us. We intend to submit an application to the SEC seeking exemptive relief from certain co-investment restrictions. There can be no assurance that relief will be granted. Absent co-investment exemptive relief, we will not be able to engage in certain co-investments on a concurrent basis with other funds managed by Oaktree. This relief may require the approval of a majority of a committee of our independent directors. We may share in investment opportunities presented to one or more of the Other Oaktree Funds to the extent that Oaktree in good faith deems such allocation to be prudent or equitable based on the Investment Allocation Considerations (as defined below). Likewise, one or more Other Oaktree Funds whose charters so permit may share in investment opportunities presented to us to the extent that Oaktree in good faith deems such allocation to be prudent or equitable based on the Investment Allocation Considerations.  The decision by Oaktree to allocate an opportunity to an Other Oaktree Fund could cause us to forego an investment opportunity we otherwise would have made. Subject to the priority afforded to Mezzanine Fund III as described above, as a general matter and except as otherwise set forth below, investment opportunities being allocated between us and an Other Oaktree Fund will be allocated pro rata based on each account’s capital available for investment in the asset class being allocated, as determined, in our case, by our board of directors, including our independent directors, in consultation with Oaktree. It is our policy to base our determinations as to the amount of capital available for investment on some or all of such factors as: the amount of cash on-hand, existing commitments and reserves, if any, the targeted leverage level, lending facility requirements and covenants, the targeted asset mix and diversification requirements and other investment policies and restrictions set by our board of directors or imposed by applicable laws, rules, regulations or interpretations. We expect that these determinations will be made similarly for other accounts managed by Oaktree. Subject to the terms or any co-investment exemptive relief obtained by us, sales of an investment will generally be allocated pro rata between us and an Other Oaktree Fund on the basis of the respective investments held. Oaktree may override, subject to the terms of any co-investment exemptive relief obtained by us, the foregoing allocations for both investments and sales if Oaktree in good faith deems a different allocation to be prudent or equitable in light of:

•                  the size, nature, and type of investment or sale opportunity;

•                  principles of diversification of assets;

•                  the investment guidelines and limitations governing any of such funds or accounts;

•                  cash availability;

•                  the magnitude of the investment;

•                  redemption/withdrawal requests received by applicable funds or accounts;

•                  a determination by Oaktree that the investment or sale opportunity is inappropriate, in whole or in part, for one or more funds or accounts;

•                  applicable transfer or assignment provisions;

•                  proximity of a fund or account to the end of its specified term;

•                  the investment focus of the funds or accounts; or

•                  such other factors as Oaktree may reasonably deem relevant (all of the foregoing factors being hereinafter referred to as the “Investment Allocation Considerations”).

In some cases, Oaktree’s observation and application of the Investment Allocation Considerations may affect adversely the price paid or received by us, or the size of the position purchased or sold by us.

Material Nonpublic Information

Our senior management and other investment professionals from Oaktree may serve as directors of, or in a similar capacity with, companies in which we invest or in which we are considering making an investment. Through these and other relationships with a company, these individuals may obtain material non-public information that might restrict our ability to buy or sell the securities or obligations of such company under our policies, the policies of the company or applicable law.

Investment Management Agreement

We have entered into an investment management agreement with Oaktree and will pay Oaktree a base management fee and incentive fee. The incentive fee will be computed and paid on income that we may not yet have received in cash. This fee structure may create an incentive for Oaktree to invest in certain types of securities or obligations that may have a high degree of risk. Additionally, we rely on investment professionals from Oaktree to assist our board of directors with the valuation of our portfolio investments. Oaktree’s management fee and incentive fee are based on the value of our investments and there may be a conflict of interest when personnel of Oaktree are involved in the valuation process for our portfolio investments.

Administration Agreement

We have entered into an administration agreement, pursuant to which Oaktree furnishes us with office facilities, equipment, clerical, bookkeeping, internal audit, compliance, recordkeeping and other administrative services at such facilities. Under our administration agreement, Oaktree performs, or oversees the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC.

License Agreement

We have entered into a license agreement with Oaktree under which Oaktree will agree to grant us a non-exclusive, royalty-free license to use the name “Oaktree” for specified purposes in our business. Under this agreement, we will have a right to use the “Oaktree” name, subject to certain conditions, for so long as Oaktree or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Oaktree” name.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

Immediately prior to the completion of this offering, there will be              shares of our common stock outstanding, 100% of which will be owned by Oaktree Capital II, L.P. and Oaktree Fund GP II, L.P.,  affiliates of Oaktree. At that time, we will have no other shares of capital stock outstanding.

The following table sets forth, as of the date of the completion of the offering, information with respect to the beneficial ownership of our common stock by:

•                  each person known to us to beneficially own more than 5% of the outstanding shares of our common stock;

•                  each of our directors and each executive officers; and

•                  all of our directors and executive officers as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. There is no common stock subject to options that are currently exercisable or exercisable within 60 days of the offering. The percentage of beneficial ownership does not reflect the shares of common stock that will be purchased in the offering by principals and employees of Oaktree and its affiliates.

Shares Beneficially Owned
Immediately After this Offering(1)
Name	Number	Percentage
Oaktree Capital Group Holdings GP, LLC (3)			%
333 S. Grand Avenue, 28th Floor
Los Angeles, CA 90071

Executive Officers:(2)
David Orkin			%
Thomas Smith			%
Justin Tucker			%

Interested Directors:(4)
Rajkumar Makam (5)			%
William B. Sacher (5)			%
Sheldon M. Stone			%

Independent Directors:(4)
Irwin Engelman			%
Michael S. Liss			%
Randolph W. Westerfield			%
Thomas G. White			%

All officers and directors as a group ( persons):			%

(1)          Assumes issuance of the        shares offered hereby. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ option to purchase up to an additional          shares.

(2)          The address for all officers is c/o Oaktree Capital Management, L.P., 333 S. Grand Avenue, 28th Floor, Los Angeles, CA 90071.

(3)          Includes shares owned by Oaktree Capital II, L.P. and Oaktree Fund GP II, L.P.

(4)          The address for all directors is c/o Oaktree Capital Management, L.P., 1301 Avenue of the Americas, 34th Floor, New York, NY 10019.

(5)          Each of Mr. Sacher and Mr. Makam is a Managing Director of Oaktree and has an indirect economic interest in the shares owed by Oaktree Capital II, L.P. and Oaktree Fund GP II, L.P.  Mr. Sacher and Mr. Makam each disclaims beneficial ownership of such shares except to the extent of any indirect pecuniary interest therein.

The following table sets forth, as of the date of the completion of this offering, the dollar range of our equity securities that is expected to be beneficially owned by each of our directors.

Dollar Range of Equity Securities Beneficially Owned(1)(2)(3)
Interested Directors:
Rajkumar Makam
William B. Sacher
Sheldon M. Stone

Independent Directors:
Irwin Engelman
Michael S. Liss
Randolph W. Westerfield
Thomas G. White

(1)          Beneficial ownership has been determined in accordance with Rule 16a-1(a)(2) of the Securities Exchange Act of 1934, or the “Exchange Act.”

(2)         The dollar range of equities securities beneficially owned by our directors is based on the mid-point of the initial public offering price of $       per share.

(3)          The dollar range of equity securities beneficially owned are: none, $1 — $10,000, $10,001 — $50,000, $50,001 — $100,000, $100,001 — $500,000, $500,001 — $1,000,000 or over $1,000,000.

THE ADVISER

Oaktree Capital Management, L.P., a Delaware limited partnership, will serve as our investment adviser. Oaktree is a leading global investment management firm focused on non-mainstream and alternative markets and is registered as an investment adviser under the Investment Advisers Act of 1940.  As of December 31, 2011, it had $74.9 billion in assets under management across 16 separate investment strategies, including distressed debt, high yield bonds, convertible securities, senior loans, control investing (including power opportunities), real estate, emerging market equities and mezzanine finance.  Since its founding in 1995 by Howard Marks, Bruce Karsh, Sheldon M. Stone, Larry Keele, Richard Masson, and Stephen Kaplan, Oaktree’s foremost priority has been to provide superior risk-adjusted investment performance to its clients.  A number of its principals and investment professionals have been investing together for over 20 years and have generated impressive investment performance through multiple market cycles.  Oaktree, together with its affiliates and affiliates of its managed funds, has over 600 employees and offices in 13 cities worldwide, including New York City.  The headquarters and principal executive offices of Oaktree are located at 333 S. Grand Avenue, 28th Floor, Los Angeles, California 90071.

Subject to the overall supervision of our board of directors, Oaktree will manage the day-to-day operations of, and provide investment advisory and management services to, the Company.  Oaktree will be responsible for sourcing potential investments, conducting research on prospective investments, analyzing investment opportunities, structuring our investments and monitoring our investments and portfolio companies on an on-going basis.

Oaktree’s primary firm-wide goal is to achieve attractive returns while bearing less-than-commensurate risk.  Oaktree believes that it can achieve this goal by taking advantage of “market inefficiencies” in which financial markets and their participants fail to accurately value assets and/or fail to make available to companies the capital that they reasonably require.

Portfolio Managers

William B. Sacher, our Chief Executive Officer and Chairman of our board of directors, and Rajkumar Makam, who serves as our President and is a member of our board of directors, are primarily responsible for the day-to-day management of our investment portfolio.  Biographical information with respect to Messrs. Sacher and Makam is set forth under “Management of the Company — Biographical information”  and information regarding their beneficial ownership of our securities is set forth under “Control Persons and Principal Holders of Securities.  Mr. Sacher also serves as the portfolio manager of three other pooled investment vehicles with total assets of $1.18 billion (all of which had advisory fees based on account performance) as of December 31, 2011.  Mr. Sacher may face material conflicts of interest with respect to investment allocation, different fee arrangements, allocation time in his management of us, on the one hand, and of the three other pooled investment vehicles, on the other.  See the section entitled “Certain Relationships and Related Party Transactions.”  Mr. Makam does not serve as the portfolio manager of any other accounts.

Investment Team

In addition to Messrs. Sacher and Makam, the Investment Team also includes William Casperson, John Cushman, Peter Chang, Shahab Rashid, Matias Stitch, Shant Babikian, Brian Seidman, Felix Shabashevich, Justin Tucker and Paras Vira who focus on the origination, transaction development and ongoing monitoring of our investments.

William Casperson is a Managing Director with Oaktree’s mezzanine finance group. Before joining Oaktree in 2001, Mr. Casperson worked in the Leveraged Finance and Global Syndicated Finance Groups at JP Morgan Chase where he was responsible for leading high yield deal teams in all phases of due diligence and “one-stop” financings including senior credit facilities, high yield bonds and bridge loans. Prior to that, Mr. Casperson was a member of Chase Manhattan’s Acquisition Finance Group, where he was responsible for managing relationships with a variety of buyout funds. From 1989 to 1998, Mr. Casperson worked at NationsBank N.A., most recently as a principal in the High Yield Finance Group.  Prior to NationsBank, he was an auditor at Touche Ross & Co. Mr. Casperson holds a B.A. degree in Accounting from Rutgers University and an M.B.A. from The University of Michigan School of Business Administration with a concentration in Finance.

John (Chip) Cushman is a Managing Director with Oaktree’s mezzanine finance group. Mr. Cushman joined Oaktree in 2007 after having spent nearly twelve years in the Financial Sponsors Group at Deutsche Bank Securities Inc. and its predecessor entities, most recently as a Managing Director. He has extensive experience with debt, equity and advisory transactions for both large and mid-cap private equity firms and their portfolio companies. Before that, Mr. Cushman served as a Senior Consultant in the Management Advisory Services Group at Kenneth Leventhal & Company (now Ernst & Young), focusing on real estate-related transactions. Mr. Cushman received a B.A. degree in Economics from Colgate University and an M.B.A. with concentrations in finance and real estate from the Anderson Graduate School of Management at the University of California, Los Angeles.

Peter Chang is a Senior Vice President with Oaktree’s mezzanine finance group. Prior to joining Oaktree in 2004, Mr. Chang spent three years as an Associate and Analyst in the Syndicated & Leveraged Finance Group at J.P. Morgan Securities Inc., where he focused mainly on executing high yield and leveraged loan transactions for financial sponsors and corporate clients. His responsibilities included conducting business and financial due diligence and performing fundamental credit analysis.  Mr. Chang received a B.A. degree in Economics from Stanford University.

Shahab Rashid is a Senior Vice President with Oaktree’s mezzanine finance group. Prior to joining Oaktree in 2004, Mr. Rashid spent two years as an Analyst in the Leveraged Finance Group at Citigroup, where he focused mainly on executing high yield and leveraged loan transactions for financial sponsors and corporate clients. Mr. Rashid’s prior experience includes an internship in the Leveraged Finance Group at CIBC World Markets, Inc. Mr. Rashid received a B.S. degree in Economics with a concentration in Finance from the Wharton School at the University of Pennsylvania.

Matias Stitch is a Senior Vice President with Oaktree’s mezzanine finance group. Prior to joining Oaktree in 2008, Mr. Stitch spent nearly three years as an Associate in the Leveraged Finance Group at Bear, Stearns & Co., where he focused on structuring and executing high yield and leveraged loan transactions for financial sponsors and corporate clients. From 2004 to 2005, Mr. Stitch was a consultant at Boston Consulting Group, where he was responsible for creating and implementing strategic frameworks for Fortune 500 clients. Mr. Stitch’s prior experience includes work as an analyst at Proxicom, GmbH and as a Lieutenant in the United States Navy.  Mr. Stitch graduated magna cum laude with a B.A. degree in Engineering Sciences from Dartmouth College. He then went on to receive an M.B.A. from the Wharton School at the University of Pennsylvania.

Shant Babikian is a Vice President with Oaktree’s mezzanine finance group.  Prior to joining Oaktree in 2008, Mr. Babikian spent two years as an Analyst in the Syndicated & Leveraged Finance group at J.P. Morgan Securities Inc., where he focused on structuring, originating and executing non-investment grade debt-related transactions for corporate clients.  Prior experience includes an internship at Antigenics Inc.  Mr. Babikian graduated summa cum laude with a BBA degree in Economics and Finance from Baruch College.

Brian Seidman is a Vice President with Oaktree’s mezzanine finance group.  Mr. Seidman joined Oaktree in 2008 after having spent three years at Bear, Stearns & Co. Inc., most recently as an Analyst in the Leveraged Finance Investment Banking group, where he was responsible for performing detailed analysis for leveraged buyouts, recapitalizations, acquisitions and distressed financing.  Prior experience includes work as an Analyst at Commerce Capital Markets, Inc. and CitiCapital Commercial Corporation.  Mr. Seidman received a B.S. degree in Finance from the Robert H. Smith School of Business at the University of Maryland.

Felix Shabashevich is a Vice President with Oaktree’s mezzanine finance group.  Prior to joining Oaktree in 2008, Mr. Shabashevich was an Associate at Bear Stearns & Co. in the Investment Banking group, where he focused on mergers and acquisitions, strategic sales, and equity and debt financings for companies in the industrial and healthcare sectors.  Prior to that, he was a project manager for the Credit Derivatives Trading group at JPMorgan, where he was responsible for leading a team of programmers to build and support trading and risk management applications.  Mr. Shabashevich received a B.S. degree in Computer Science cum laude from Pace

University and an M.B.A. in Finance and Accounting from the Leonard N. Stern School of Business at New York University.  He is fluent in English and Russian.

Justin Tucker is a Vice President with Oaktree’s mezzanine finance group.  Mr. Tucker joined Oaktree in 2007 from Quest Diagnostics, where he served as a Senior Financial Analyst.  Prior to that, Mr. Tucker spent over two years as a Consultant primarily at FTI Consulting.  Mr. Tucker received a B.S. degree in Finance with highest distinction from the Indiana University Kelley School of Business.

Paras Vira is a Vice President with Oaktree’s mezzanine finance group. Prior to joining Oaktree in 2006, Mr. Vira was as an Analyst in the Leveraged Finance Group at UBS Investment Bank mainly focused on executing leveraged loan and high yield transactions for financial sponsors and corporate clients. Mr. Vira graduated cum laude with a B.S. degree in Operations Research and Industrial Engineering from Cornell University and an M.S. degree in Operations Research from Columbia University.

None of the Oaktree investment professionals, including Messrs. Sacher and Makam, receive any direct compensation from us in connection with the management of our portfolio.  Their compensation paid by Oaktree includes an annual base salary, annual participation in a firm-wide bonus, and a portion of the incentive fee, if any, paid to Oaktree in connection with the Oaktree Mezzanine Funds. In addition, certain senior Oaktree investment professionals, including Messrs. Sacher and Makam, have indirect equity interests in Oaktree and its affiliates.  These equity interests generally pay quarterly profit distributions, which may include profit generated by fees paid to Oaktree by us.  Oaktree’s fundamental philosophy in compensating its key personnel, including investment professionals managing our portfolio, is to align the interests of Oaktree personnel with the interests of Oaktree’s clients and equity owners.  As a result, salaries are capped so that a significant portion of an individual’s compensation is derived from (a) bonuses, which are a function of the firm’s profitability and the individual’s responsibilities and short-term and long-term performance assessed on an annual basis; (b) distributions in respect of incentive fees paid to Oaktree, which, in the case of the personnel with responsibility for our portfolio, are dependent on the incentive fees we pay and the amount of distributions made by the Oaktree Mezzanine Funds to its investors and the individual’s responsibilities and long-term performance; and (c) for most senior investment professionals, including Messrs. Sacher and Makam, indirect equity interests in Oaktree and its affiliates.  These equity interests make profits distributions based on the firm’s profitability as a whole and is not specifically dependent on the performance of the Oaktree Mezzanine Funds.  Participation in carried interest of the Oaktree Mezzanine Funds and in equity participation vests over a multi-year period.

Prior Mezzanine Funds

The Oaktree professionals set forth above also manage three closed-end private investment partnerships that have invested and will invest in securities and obligations similar to our investments, with an emphasis on mezzanine loans: OCM Mezzanine Fund, L.P. (“Mezzanine Fund I”); OCM Mezzanine Fund II, L.P. (“Mezzanine Fund II”); and Mezzanine Fund III. Mezzanine Fund I was established in October 2001 with committed capital of approximately $808 million and invested in mezzanine and other subordinated debt and equity securities. The investment period of Mezzanine Fund I ended in October 2006. Mezzanine Fund II was established in June 2005 with committed capital of approximately $1.25 billion and invested in mezzanine and other junior debt and equity securities, and to a lesser extent on senior secured loans on a leveraged basis. The investment period of Mezzanine Fund II ended in June 2010. Mezzanine Fund III was established in December 2009 with committed capital of approximately $1.59 billion and will invest in mezzanine and other junior debt and equity securities. Mezzanine Fund III is scheduled to remain in its investment period until December 15, 2014.

Investment Management Agreement

Under the terms of our investment management agreement, Oaktree will:

•                  determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•                  identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•                  close, monitor and administer the investments we make, including the exercise of any voting or consent rights.

Oaktree’s services under the investment management agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Pursuant to our investment management agreement, we will pay Oaktree a fee for investment advisory and management services consisting of a base management fee and a two-part incentive fee.

Management Fee.  The base management fee will be calculated at an annual rate of 1.5% of our gross assets payable quarterly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with borrowings made by us; provided, however, that from the pricing date of this offering through the end of the calendar quarter in which the one-year anniversary of the pricing date falls, gross assets will not include cash and cash equivalents. Oaktree will benefit when we incur debt or use leverage. For services rendered under the investment management agreement, the base management fee will be payable quarterly in arrears. For the quarter of our operations in which this offering is completed, the base management fee will begin accruing on the effective date of this prospectus and be calculated based on the value of our gross assets last determined prior to completion of this offering. Subsequently, the base management fee will be calculated based on the value of our gross assets at the end of the two most recently completed calendar quarters. Base management fees for any partial quarter will be appropriately prorated.

Incentive Fee.  The incentive fee will have two components, as follows:

One component will be calculated and payable quarterly in arrears based on our pre-incentive fee net investment income for the immediately preceding calendar quarter and will be 20% of the amount, if any, by which our pre-incentive fee net investment income for the immediately preceding calendar quarter exceeds the 2% (which is 8% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, Oaktree receives no incentive fee until our net investment income equals the hurdle rate of 2%, but then receives, as a “catch-up,” 100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, Oaktree will receive 20% of our pre-incentive fee net investment income as if a hurdle rate did not apply. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement (as defined below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities and obligations), accrued income that we have not yet received in cash. Since the hurdle rate is fixed, as interest rates rise, it will be easier for Oaktree to surpass the hurdle rate and receive an incentive fee based on net investment income.

Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Because of the structure of the incentive fee, it is possible that we may pay an incentive fee in a quarter where we incur a loss. For example, if we receive pre-incentive fee net investment income in excess of the quarterly minimum hurdle rate, we will pay the applicable incentive fee even if we have incurred a loss in that quarter due to realized and unrealized capital losses. Our net investment income used to calculate this component of the incentive fee is also included in the amount of our gross assets used to calculate the 1.5% base management fee. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

In addition, the calculation of the incentive fee based on the pre-incentive fee net investment income is calculated on a quarterly basis and each quarter is viewed as a discrete period.  There is no requirement to ensure that the 2% pre-incentive fee net investment income hurdle is met for all prior quarters before an incentive fee is paid in a specific quarter.  Because of this structure, the pre-incentive fee net investment income may be significantly lower than the hurdle for multiple quarters but if the pre-incentive fee net investment income is above the 2% hurdle for a specific quarter, we will pay Oaktree the incentive fee.  Accordingly, we could pay the incentive fee in one or more quarters, even if we experienced a loss for the fiscal year.

The following is a graphical representation of the calculation of the income-related portion of the incentive fee:

Quarterly Incentive Fee Based on Net Investment Income

Pre-incentive Fee Net Investment Income

(expressed as a percentage of the value of net assets)

Percentage of Pre-Incentive Fee Net Investment Income Allocated to First Component of Incentive Fee

The second component of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing on December 31, 2012, and will equal 20% of our cumulative aggregate realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and cumulative aggregate realized capital gains upon which prior performance-based capital gains incentive fee payments were previously made to Oaktree.

Examples of Quarterly Incentive Fee Calculation

Example 1:  Income Related Portion of Incentive Fee:

Assumptions

•                  Hurdle rate(1) = 2.0%

•                  Management fee(2) = 0.375%

•                  Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.125%

(1)   Represents 8.0% annualized hurdle rate.

(2)   Represents 1.5% annualized management fee.

(3)   Excludes organizational and offering expenses.

Alternative 1

Additional Assumptions

•                  Investment income (including interest, dividends, fees, etc.) = 1.25%

•                  Pre-incentive fee net investment income
(investment income – (management fee + other expenses)) = 0.75%

Pre-incentive net investment income does not exceed hurdle rate, therefore there is no incentive fee.

Alternative 2

Additional Assumptions

•                  Investment income (including interest, dividends, fees, etc.) = 2.75%

•                  Pre-incentive fee net investment income (investment income – (management fee + other expenses)) = 2.25%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive fee = (100% x “Catch-Up”) + (the greater of 0% AND (20% x (pre-incentive fee net investment income – 2.5%)))

= (100.0% x (the lesser of 0.5% AND (pre-incentive fee net investment income – 2.0%))) + 0%

= (100.0% x (2.25% – 2.0%))

= 100.0% x 0.25%

=0.25%

Alternative 3

Additional Assumptions

•                  Investment income (including interest, dividends, fees, etc.) = 3.50%

•                  Pre-incentive fee net investment income
(investment income – (management fee + other expenses)) = 3.0%

Pre-incentive fee net investment income exceeds hurdle rate, therefore there is an incentive fee.

Incentive Fee = (100% x “Catch-Up”) + (the greater of 0% AND (20% x (pre-incentive fee net investment income – 2.5%)))

= (100.0% x (the lesser of 0.5% AND (pre-incentive fee net investment income – 2.0%))) + (20% x (3.0% – 2.5%))

= (100.0% x (0.5%)) + (20% x (0.5%))

= 0.50% + 0.1%

= 0.60%

Example 2: Capital Gains Portion of Incentive Fee:

Alternative 1:

Assumptions

•                  Year 1:  $20 million investment made in Company A (“Investment A”), and $30 million investment made in Company B (“Investment B”)

•                  Year 2:  Investment A sold for $50 million and fair market value, or FMV, of Investment B determined to be $32 million

•                  Year 3:  FMV of Investment B determined to be $25 million

•                  Year 4:  Investment B sold for $31 million

The capital gains portion of the incentive fee would be:

•                  Year 1:  None

•                  Year 2:  Capital gains incentive fee of $6.0 million ($30 million realized capital gains on sale of Investment A multiplied by 20.0%)

•                  Year 3:  None; $5.0 million (20.0% multiplied by ($30 million cumulative capital gains less $5 million cumulative capital depreciation)) less $6.0 million (previous capital gains fee paid in Year 2) (the $1.0 million difference would not be deducted from future capital gains incentive fees)

•                  Year 4:  Capital gains incentive fee of $200,000; $6.2 million ($31 million cumulative realized capital gains multiplied by 20.0%) less $6.0 million (capital gains fee paid in Year 2)

Alternative 2

Assumptions

•                  Year 1:  $20 million investment made in Company A (“Investment A”), $30 million investment made in Company B (“Investment B”) and $25 million investment made in Company C (“Investment C”)

•                  Year 2:  Investment A sold for $50 million, FMV of Investment B determined to be $25 million and FMV of Investment C determined to be $25 million

•                  Year 3:  FMV of Investment B determined to be $27 million and Investment C sold for $30 million

•                  Year 4:  FMV of Investment B determined to be $35 million

•                  Year 5:  Investment B sold for $20 million

The capital gains portion of the incentive fee would be:

•                  Year 1:  None

•                  Year 2:  Capital gains incentive fee of $5.0 million; 20.0% multiplied by $25 million ($30 million realized capital gains on Investment A less $5 million unrealized capital depreciation on Investment B)

•                  Year 3:  Capital gains incentive fee of $1.4 million; $6.4 million (20.0% multiplied by $32 million ($35 million cumulative realized capital gains less $3 million unrealized capital depreciation on Investment B)) less $5.0 million capital gains fee received in Year 2

•                  Year 4:  None

•                  Year 5:  None; $5.0 million of capital gains incentive fee (20.0% multiplied by $25 million (cumulative realized capital gains of $35 million less realized capital losses of $10 million)) less $6.4 million cumulative capital gains fee paid in Year 2 and Year 3 (the $1.4 million difference would not be deducted from future capital gains incentive fees)

Payment of Our Expenses.  All investment professionals and staff of Oaktree, when, and to the extent, engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by Oaktree. We will bear all other costs and expenses of our operations and transactions, including those relating to:

•                  our organization;

•                  offering expenses;

•                  valuing our assets and calculating our NAV (including the cost and expenses of any independent valuation firms);

•                  expenses incurred by Oaktree or payable to third parties (including agents, consultants or other advisors) including travel expenses, in monitoring our financial and legal affairs and in monitoring our investments and, if necessary, enforcing our rights in respect of such investments (to the extent an investment opportunity is being considered for us and another fund or funds managed by Oaktree, we will split Oaktree’s out-of-pocket expenses related to the due diligence for such investment with such other funds pro rata based on the anticipated allocation of such investments opportunity between us and the other funds);

•                  expenses incurred in performing due diligence on prospective portfolio companies;

•                  fees,  interest or other costs payable on or in connection with debt, if any, incurred to finance our investments;

•                  the offering expenses associated with, this and all future offerings of our common stock and other securities, if any, including marketing efforts;

•                  the base management fee and any incentive management fee;

•                  distributions on our shares;

•                  administrative fees payable to Oaktree under our administration agreement;

•                  the allocated costs incurred by Oaktree in providing managerial assistance to those portfolio companies that request it;

•      amounts payable to third parties, including agents, consultants or other advisors, relating to, or associated with, evaluating, structuring, making and disposing of investments;

•                  brokerage fees and commissions;

•                  transfer agent and custodial fees and expenses;

•                  dues, fees and charges of any trade association of which we are a member;

•                  federal and state  registration fees;

•                  costs of registration and  listing on any securities exchange;

•                  federal, state and local  taxes and governmental charges;

•                  independent director fees and expenses;

•                  costs of preparing and filing reports, registration statements, prospectuses or other documents with the SEC, including printing and mailing costs;

•                  the costs of any reports, proxy statements or other notices to our stockholders, including printing costs;

•                  expenses of holding stockholder meetings;

•                  our allocable portion of the fidelity bond;

•                  directors and officers/errors and omissions liability insurance, and any other insurance premiums;

•                  costs of our winding up and liquidation;

•                  direct costs and expenses of administration and operation, including printing, mailing, long distance telephone, copying, secretarial and other staff, independent auditor and outside legal costs;

•                  litigation, indemnification and other extraordinary or non-recurring expenses; and

•                  all other non-investment advisory expenses incurred by us.

From time to time, Oaktree may pay amounts owed by us to third-party providers of goods or services. We will subsequently reimburse Oaktree for such amounts paid on our behalf.

Limitation of Liability and Indemnification.  The investment management agreement provides that Oaktree and its officers, directors, employees and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the supervision or management of our investment activities or for any loss sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of Oaktree’s duties or reckless disregard of Oaktree’s obligations and duties under the investment management agreement. The investment management agreement also provides for indemnification by us of Oaktree and its affiliates and their respective directors, officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with them for losses, liabilities, claims, damages or expenses (including reasonable attorneys’ fees and amounts reasonably paid in judgments) arising from the rendering of Oaktree’s services under the investment management agreement or otherwise as the investment adviser for the Company.

Board Approval of the Investment Management Agreement.  Our board of directors held an in-person meeting on September 28, 2011, in order to consider and approve our investment management agreement. In its consideration of the investment management agreement, the board of directors focused on information it had received relating to, among other things:

(a)                                  the nature, quality and extent of the advisory and other services to be provided to us by Oaktree;

(b)                                 comparative data with respect to advisory fees or similar expenses paid by other business development companies with similar investment objectives;

(c)                                  our projected operating expenses and expense ratio compared to business development companies with similar investment objectives;

(d)                                 any existing and potential sources of indirect income to Oaktree from their relationships with us and the profitability of those relationships;

(e)                                  information about the services to be performed and the personnel performing such services under the investment management agreement;

(f)                                    the organizational capability and financial condition of Oaktree and its affiliates;

(g)                                 Oaktree’s practices regarding the selection and compensation of brokers that may execute our portfolio transactions and the brokers’ provision of brokerage and research services to Oaktree; and

(h)                                 the possibility of obtaining similar services from other third-party service providers or through an internally managed structure.

Based on the information reviewed and the discussions, the board of directors, including a majority of the non-interested directors, concluded that the investment management fee rates are reasonable in relation to the services to be provided.

Duration and Termination.  Unless terminated earlier as described below, the investment management agreement will continue in effect for a period of two years from its effective date. It will remain in effect from year to year thereafter if approved annually by our board of directors or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The investment management agreement will automatically terminate in the event of its assignment, as such term is defined in the 1940 Act. The investment management agreement may be terminated by either party without penalty upon not less than 60 days’ written notice to the other. See the section entitled “Risks — Risks Related to Our Business — We are dependent upon senior management personnel of Oaktree for our future success, and if Oaktree is unable to retain qualified personnel or if Oaktree loses any member of its senior management team, our ability to achieve our investment objective could be significantly harmed.”

Administration Agreement

We have entered into an administration agreement with Oaktree under which Oaktree provides administrative services to us. Pursuant to the administration agreement, Oaktree will furnish us with office facilities, equipment, clerical, bookkeeping, internal audit, compliance and recordkeeping services at such facilities and will also perform, or oversee the performance of, our required administrative services, which will include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders. In addition, Oaktree will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. For providing these services, facilities and personnel, we will reimburse Oaktree for our allocable portion of overhead and other expenses incurred by Oaktree in performing its obligations under the administration agreement, including rent, the fees and expenses associated with performing compliance functions and our allocable portion of the compensation of our officers and their respective staff. Under the administration agreement, Oaktree will also provide on our behalf managerial assistance to those portfolio companies that request such assistance.

Limitation of Liability and Indemnification.  The administration agreement provides that Oaktree and its officers, directors, employees and affiliates are not liable to us or any of our stockholders for any act or omission by it or its employees in the execution of Oaktree’s duties and obligations under the administration agreement or for any loss sustained by us or our stockholders, except that the foregoing exculpation does not extend to any act or omission constituting criminal conduct, willful misfeasance, bad faith or gross negligence in the performance of Oaktree’s duties or reckless disregard of Oaktree’s obligations and duties under the administration agreement. The administration agreement also provides for indemnification by us of Oaktree and its affiliates and their respective directors, officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with them for losses, liabilities, claims, damages or expenses (including reasonable attorneys’ fees and amounts reasonably paid in judgments) arising from the rendering of Oaktree’s services under the administration agreement or otherwise as our administrator.

From time to time, Oaktree may pay amounts owed by us to third-party providers of goods or services. We will subsequently reimburse Oaktree for such amounts paid on our behalf.

The Administration Agreement may be terminated by either party without penalty upon not less than 60 days’ written notice to the other party.

License Agreement

We have entered into a license agreement with Oaktree under which Oaktree has agreed to grant us a non-exclusive, royalty-free license to use the name “Oaktree.” Under this agreement, we will have a right to use the “Oaktree” name for so long as Oaktree or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “Oaktree” name. This license agreement will remain in effect for so long as the investment management agreement with Oaktree is in effect.

DETERMINATION OF NET ASSET VALUE

The NAV per share of our outstanding shares of common stock is determined quarterly by dividing the value of our total assets minus our liabilities by the total number of shares of our common stock outstanding at the date as of which the determination is made.  We conduct the valuation of our assets, pursuant to which the NAV shall be determined, at all times consistent with GAAP and the 1940 Act.

Securities listed on one or more national securities exchanges are valued at their last reported sales price on the date of valuation.  If no sale occurred on the valuation date, the security is valued at the mean of the last “bid” and “ask” prices on the valuation date.  Securities that are not marketable due to legal restrictions that may limit or restrict transferability are generally valued at a discount from quoted market prices, as determined by or under the direction of our board of directors.  The discount would reflect the amount market participants would require due to the risk relating to the inability to access a public market for the security for the specified period and would vary depending on the nature and duration of the restriction and the risk and volatility of the underlying securities.  Securities with longer duration restrictions or higher volatility are generally valued at a higher discount.  Such discounts are generally estimated based on put option models or analysis of market studies.  There have been no instances where discounts have been applied to quoted prices of restricted listed securities.

Securities which are not listed or admitted to trading on any securities exchange but for which over-the-counter or other similar quotations are readily available (including securities for which the principal market is the over-the-counter market) are valued at the average mean of the last “bid” and “ask” prices (or if no such “bid” or “ask” prices are reported, the closing sales price) on the valuation date based on quotations supplied by recognized quotation services or by reputable broker-dealers. Securities and obligations for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of our board of directors.

With respect to securities for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•      the quarterly valuation process begins with each portfolio company or security being initially valued by the Oaktree investment team responsible for the portfolio investment;

•      preliminary valuation conclusions are then documented and discussed with our senior management;

•      on a periodic basis, but not less often than annually, preliminary valuations not based on readily available market quotations will be submitted for review by third-party valuation firms;

•      the audit committee of our board of directors will review the preliminary valuations of Oaktree’s investment professionals, our senior management and independent valuation firms; and

•      our board of directors discusses valuations and determines the fair value of each security in our portfolio in good faith based on the input of Oaktree, the respective independent valuation firms and the audit committee.

In determining the fair value of securities that are not publicly traded and as part of the valuation process of debt securities, our board of directors will consider the market-yield approach based on the expected future cash flows of the debt securities or obligations discounted based on estimated current market rates.  Discounted cash flow calculations are adjusted to reflect current market considerations and/or the perceived credit risk of the portfolio companies.

Additionally, in determining the fair value of debt and equity securities that are not publicly traded, our board of directors may also seek to establish the total enterprise value of underlying portfolio companies using a market multiple or discounted cash flow approach that takes into account specific financial measures (such as EBITDA, adjusted EBITDA, free cash flow, net income, book value, or net asset value) believed to be most relevant for the given investment.  Valuations may be derived by reference to observable valuation measures for comparable companies or transactions (e.g., multiplying a key performance metric of the portfolio company by a relevant valuation multiple observed in the range of comparable companies or transactions), adjusted by our board of directors for the difference between the portfolio company and the reference comparables. Considerations may also be given to such factors as acquisition price of the security, historical and projected operational and financial results for the portfolio company, the strengths and weaknesses of the portfolio company relative to its comparable companies, industry trends, general economic and market conditions and other relevant factors.

The valuation of securities may be impacted by expectations of investors’ receptiveness to a public offering of the securities, the size of the holding of the securities and any associated control, information with respect to transactions or offers for the securities (including the transaction pursuant to which the investment was made and the period of time elapsed from the date of the investment to the valuation date) and applicable restrictions on the transferability of the securities.

The valuation methodologies for securities that are not publicly traded involve a significant degree of management judgment.  Accordingly, valuations do not necessarily represent the amounts which may eventually be realized from sales or other dispositions of investments.  Fair values may differ from the values that would have been used had a ready market for the investment existed, and the differences could be material to the financial statements.

U.S. GAAP establishes a hierarchal disclosure framework, which prioritizes the inputs used in measuring investments at fair value into three levels based on their market observability.  Market price observability is affected by a number of factors, including the type of instrument and the characteristics specific to the instrument.  Financial instruments with readily available quoted prices from an active market or for which fair value can be measured based on actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment inherent in measuring fair value.

Investments measured and reported at fair value are classified and disclosed in one of the following categories:

•      Level I — Quoted unadjusted prices for identical instruments in active markets to which we have access at the date of measurement. The types of investments in Level I include exchange-traded equities, debt and derivatives with quoted prices.

•      Level II — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs are directly or indirectly observable. Level II inputs include prices in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers, as well as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates. The types of investments in Level II generally include corporate bonds and loans, government and agency securities, less liquid and restricted equity investments, over-the-counter traded derivatives and other investments where the fair value is based on observable inputs.

•      Level III — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the our own assumptions about the assumptions market participants would use to price the investment based on the best available information. The types of investments in Level III include non-publicly traded equity, debt, and derivatives.

In some instances, inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such instances, the investment’s level within the fair value hierarchy is based on the lowest of the three levels (with Level III being the lowest) that is significant to the value measurement.  Our assessment of the significance of an input requires judgment and considers factors specific to the investment. We recognize transfers into and out of each level of the fair value hierarchy as of the beginning of the reporting period.

Determinations in Connection with Offerings

In connection with certain offerings of shares of our common stock, our board of directors or one of its committees will be required to make the determination that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made. Our board of directors or the applicable committee will consider the following factors, among others, in making such determination:

•                  the NAV of our common stock most recently disclosed by us in the most recent periodic report that we filed with the SEC;

•                  our management’s assessment of whether any material change in the NAV of our common stock has occurred (including through the realization of gains on the sale of our portfolio investments) during the period beginning on the date of the most recently disclosed NAV of our common stock and ending two days prior to the date of the sale of our common stock; and

•                  the magnitude of the difference between the NAV of our common stock most recently disclosed by us and our management’s assessment of any material change in the NAV of our common stock since that determination, and the offering price of the shares of our common stock in the proposed offering.

This determination will not require that we calculate the NAV of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current NAV of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

Moreover, to the extent that there is even a remote possibility that we may (a) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (b) trigger any undertaking (which we may provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (a) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (b) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We are adopting an “opt out” dividend reinvestment plan. As a result, if we declare a cash dividend or other distribution, each stockholder that has not “opted out” of our dividend reinvestment plan will have their dividends automatically reinvested in additional shares of our common stock, rather than receiving cash dividends.

No action is required on the part of a stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer & Trust Company, LLC, the transfer agent and plan administrator, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will credit shares to a stockholder’s account for the number of whole shares payable to the stockholder and will issue to the stockholder a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends in cash by notifying their broker or other financial intermediary of their election.

We intend to use newly-issued shares to implement the plan only if our common stock is trading at or above NAV. Under such circumstances, the number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the greater of (a) our most recently determined NAV per share, and (b) 95% of the market price per share of our common stock at the close of regular trading on the New York Stock Exchange on the payment date fixed by our board of directors for such distribution. The market price per share on that date shall be the closing price for such shares on the New York Stock Exchange or, if no sale is reported for such day, at the average of their electronically-reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

If we declare a distribution to stockholders, the plan administrator may be instructed not to credit accounts with newly-issued shares and instead to buy shares in the market (in which case there would be no discount available to stockholders) if (a) the price at which newly-issued shares are to be credited does not exceed 110% of the last determined NAV per share; or (b) we advise the plan administrator that since such NAV was last determined, we have become aware of events that indicate the possibility of a material change in per share NAV as a result of which the NAV of the shares on the payment date might be higher than the price at which the plan administrator would credit newly-issued shares to stockholders. Shares purchased in open market transactions by the plan administrator shall be allocated to each stockholder participating based upon the average purchase price, excluding any brokerage charges or other charges, of all shares of common stock purchased with respect to the applicable distribution.

The plan administrator’s fees under the plan will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

Stockholders who receive dividends in the form of stock are subject to the same U.S. federal, state and local tax consequences as are stockholders who elect to receive their dividends in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend from us will be equal to the total dollar amount of the dividend payable to the stockholder. Any stock received in a dividend will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com or by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator at the address below.

The plan may be terminated by us upon notice in writing mailed to each participant at least 3 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at P.O. Box 922, Wall Street Station, New York, NY, 10269-0560, or by the phone at (         )           .

If you withdraw or the plan is terminated, you will receive the number of whole shares in your account under the plan and a cash payment for any fraction of a share in your account.

If you hold your common stock with a brokerage firm that does not participate in the plan, you will not be able to participate in the plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial adviser for more information.

DESCRIPTION OF SHARES

General

Under the terms of our certificate of incorporation, our authorized capital stock will consist solely of 200,000,000 shares of common stock, par value $0.001 per share, of which         were outstanding as of            , 2012, and 100,000,000 shares of preferred stock, par value $0.001 per share, of which no shares were outstanding as of         , 2012. Set forth below are our outstanding classes of capital stock as of      , 2012.

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)
Common stock	200,000,000	—

There is currently no market for our common stock, and we can offer no assurance that a market for our shares will develop in the future. We anticipate that our common stock will be approved for listing on the New York Stock Exchange under the ticker symbol “OFN,” subject to notice of issuance.

Common Stock

Under the terms of our certificate of incorporation, holders of common stock are entitled to one vote for each share held on all matters submitted to a vote of stockholders and do not have cumulative voting rights. Accordingly, holders of a majority of the shares of common stock entitled to vote in any election of directors may elect all of the directors standing for election. Holders of common stock are entitled to receive proportionately any dividends declared by our board of directors, subject to any preferential dividend rights of outstanding preferred stock. Upon our liquidation, dissolution or winding up, the holders of common stock are entitled to receive ratably our net assets available after the payment of all debts and other liabilities and subject to the prior rights of any outstanding preferred stock. Holders of common stock have no preemptive, subscription, redemption or conversion rights. The rights, preferences and privileges of holders of common stock are subject to the rights of the holders of any series of preferred stock which we may designate and issue in the future. In addition, holders of our common stock may participate in our dividend reinvestment plan.

Preferred Stock

Under the terms of our certificate of incorporation, our board of directors is authorized to issue shares of preferred stock in one or more series without stockholder approval. The board has discretion to determine the rights, preferences, privileges and restrictions, including voting rights, dividend rights, conversion rights, redemption privileges and liquidation preferences of each series of preferred stock. The 1940 Act limits our flexibility as to certain rights and preferences of the preferred stock that our certificate of incorporation may provide and requires, among other things, that immediately after issuance and before any distribution is made with respect to common stock, we meet a coverage ratio of total assets to total senior securities, which include all of our borrowings and our preferred stock, of at least 200%, and the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if and for so long as dividends on the preferred stock are unpaid in an amount equal to two full years of dividends on the preferred stock. The features of the preferred stock will be further limited by the requirements applicable to regulated investment companies under the Code. The purpose of authorizing our board to issue preferred stock and determine its rights and preferences is to eliminate delays associated with a stockholder vote on specific issuances. The issuance of preferred stock, while providing desirable flexibility in connection with providing leverage for our investment program, possible acquisitions and other corporate purposes, could make it more difficult for a third-party to acquire, or could discourage a third-party from acquiring, a majority of our outstanding voting stock.

Delaware Law and Certain Charter and Bylaw Provisions; Anti-Takeover Measures

Our certificate of incorporation provides that:

•                  the board of directors be divided into three classes, as nearly equal in size as possible, with staggered three-year terms;

•                  directors may be removed only for cause by the affirmative vote of the holders of 75% of the then outstanding shares of our capital stock entitled to vote; and

•                  subject to the rights of any holders of preferred stock, any vacancy on the board of directors, however the vacancy occurs, including a vacancy due to an enlargement of the board, may only be filled by vote a majority of the directors then in office.

The classification of our board of directors and the limitations on removal of directors and filling of vacancies could have the effect of making it more difficult for a third-party to acquire us, or of discouraging a third-party from acquiring us. Our certificate of incorporation also provides that special meetings of the stockholders may only be called by our board of directors, Chairman or Chief Executive Officer.

Delaware’s corporation law provides generally that the affirmative vote of a majority of the shares entitled to vote on any matter is required to amend a corporation’s certificate of incorporation or bylaws, unless a corporation’s certificate of incorporation or bylaws requires a greater percentage. Our certificate of incorporation permits our board of directors to amend or repeal our bylaws. Our bylaws generally can be amended by approval of at least 66 2/3% of the total number of continuing directors subject to certain exceptions, including provisions relating to the size of our board, and certain actions requiring board approval, which provisions will require the vote of 66 2/3% of our board of directors and a majority of the shares of our capital stock entitled to vote in connection with the election of our directors to be amended. The affirmative vote of the holders of at least 80% of the shares of our capital stock entitled to vote in connection with the election of our directors is required to amend or repeal any of the provisions of our bylaws.

Limitations of Liability and Indemnification

Under our certificate of incorporation, we will fully indemnify any person who was or is involved in any actual or threatened action, suit or proceeding by reason of the fact that such person is or was one of our directors or officers. So long as we are regulated under the 1940 Act, the above indemnification and limitation of liability is limited by the 1940 Act or by any valid rule, regulation or order of the SEC thereunder. The 1940 Act provides, among other things, that a company may not indemnify any director or officer against liability to it or its security holders to which he or she might otherwise be subject by reason of his or her willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office unless a determination is made by final decision of a court, by vote of a majority of a quorum of directors who are disinterested, non-party directors or by independent legal counsel that the liability for which indemnification is sought did not arise out of the foregoing conduct.

Delaware law also provides that indemnification permitted under the law shall not be deemed exclusive of any other rights to which the directors and officers may be entitled under the corporation’s bylaws, any agreement, a vote of stockholders or otherwise.

We have obtained liability insurance for our officers and directors.

Anti-Takeover Provisions

Our certificate of incorporation includes provisions that could have the effect of limiting the ability of other entities or persons to acquire control of us or to change the composition of our board of directors. This could have the effect of depriving stockholders of an opportunity to sell their shares at a premium over prevailing market prices by discouraging a third-party from seeking to obtain control over us. Such attempts could have the effect of increasing our expenses and disrupting our normal operation. One of these provisions is that our board of directors is divided into three classes, with the term of one class expiring at each annual meeting of stockholders. At each annual meeting, one class of directors is elected to a three-year term. This provision could delay for up to two years the replacement of a majority of the board of directors. A director may be removed from office only for cause by a vote of the holders of at least 75% of the shares then entitled to vote for the election of the respective director. Subject to the rights of any holder of preferred stock, any vacancy on our board of directors may only be filled by vote of a majority of the directors then in office.

In addition, our certificate of incorporation requires the favorable vote of a majority of our board of directors followed by the favorable vote of the holders of at least 75% of our outstanding shares of each affected class or series, voting separately as a class or series, to approve, adopt or authorize certain transactions with 5% or greater holders of a class or series of shares and their associates, unless the transaction has been approved by at least 80% of our continuing directors, in which case “a majority of the outstanding voting securities” (as defined in the 1940 Act) will be required. For purposes of these provisions, a 5% or greater holder of a class or series of shares, or a principal stockholder, refers to any person who, whether directly or indirectly and whether alone or together with its affiliates and associates, beneficially owns 5%, other than Oaktree and certain of its affiliates, or more of the outstanding shares of our voting securities.

The 5% holder transactions subject to these special approval requirements are: the merger or consolidation of us or any subsidiary of ours with or into any principal stockholder; the issuance of any of our securities to any principal stockholder for cash, except pursuant to any automatic dividend reinvestment plan or rights offering in which the holder does not increase its percentage of voting securities; the sale, lease or exchange of all or any substantial part of our assets to any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period; or the sale, lease or exchange to us or any subsidiary of ours, in exchange for our securities, of any assets of any principal stockholder, except assets having an aggregate fair market value of less than 5% of our total assets, aggregating for purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period.

To convert us from a business development company to a closed-end investment company or from a business development company or a closed-end investment company to an open-end investment company or a closed-end investment company subject to Rule 23c-3 of the 1940 Act, to liquidate and consolidate us, to merge or consolidate us with any entity or sell all or substantially all of our assets to any entity in a transaction as a result of which the governing documents of the surviving entity do not contain substantially the same anti-takeover provisions as are provided in our certificate of incorporation, to liquidate and dissolve us (other than in connection with a merger, consolidation or sale of substantially all of our assets to a principal stockholder) or to amend any of the provisions discussed herein, our certificate of incorporation requires the approval of (a) the holders of at least 75% of the then outstanding shares, voting together as a single class, or (b) at least (i) a majority of the “continuing directors” and (ii) the holders of a majority of the then outstanding shares of each affected class or series of our capital stock, voting separately as a class or series. As part of any such conversion to an open-end investment company, substantially all of our investment policies and strategies and portfolio would have to be modified to assure the degree of portfolio liquidity required for open-end investment companies. In the event of conversion, the common stock would cease to be listed on any national securities exchange or market system. Stockholders of an open-end investment company may require the company to redeem their shares at any time, except in certain circumstances as authorized by or under the 1940 Act, at their NAV, less such redemption charge, if any, as might be in effect at the time of a redemption. You should assume that it is not likely that our board of directors would vote to convert us to an open-end fund.

The 1940 Act defines “a majority of the outstanding voting securities” as the lesser of a majority of the outstanding shares and 67% of a quorum of a majority of the outstanding shares. For the purposes of calculating “a majority of the outstanding voting securities” under our certificate of incorporation, each class and series of our shares will vote together as a single class, except to the extent required by the 1940 Act or our certificate of incorporation, with respect to any class or series of shares. If a separate class vote is required, the applicable proportion of shares of the class or series, voting as a separate class or series, also will be required.

Our board of directors has determined that provisions with respect to the board of directors and the stockholder voting requirements described above, which voting requirements are greater than the minimum requirements under Delaware law or the 1940 Act, are in the best interests of stockholders generally. Reference should be made to our certificate of incorporation on file with the SEC for the full text of these provisions.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering,                shares of our common stock will be outstanding, assuming no exercise of the underwriters’ option to purchase additional shares. Of these shares,            shares of our common stock sold in this offering will be freely tradable without restriction or limitation under the Securities Act, less that number of shares purchased by our affiliates. Any shares purchased in this offering by our affiliates will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act. The remaining outstanding shares of common stock that are not sold in this offering, or          shares, will be deemed “restricted securities” as that term is defined under Rule 144. Restricted securities may be sold in the public market only if registered or if they qualify for an exemption from registration under the Securities Act, such as under Rule 144 under the Securities Act, which is summarized below.

In general, under Rule 144 under the Securities Act, as currently in effect, a person who is not one of our affiliates at any time during the three months preceding a sale, and who has beneficially owned shares of our common stock for at least six months would be entitled to sell an unlimited number of shares of our common stock provided current public information about us is available and, after one year, an unlimited number of shares of our common stock without restriction. Our affiliates who have beneficially owned shares of our common stock for at least six months are entitled to sell within any three-month period a number of shares that does not exceed the greater of:

•                  1% of the total number of securities then outstanding; or

•                  the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 by our affiliates also are subject to certain manner of sale provisions, notice requirements and the availability of current public information about us.

No assurance can be given as to (a) the likelihood that an active market for our common stock will develop, (b) the liquidity of any such market, (c) the ability of our stockholders to sell our securities or (d) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock. See the section entitled “Risks — Risks Relating to This Offering” above.

Lock-Up Agreements

During the period from the date of this prospectus continuing through the date 180 days after the date of this prospectus, we, Oaktree, the principals of Oaktree, our officers and directors and the Oaktree affiliates who hold substantially all of our common stock prior to this offering have agreed with Goldman, Sachs & Co. and Morgan Stanley & Co. LLC, subject to certain exceptions, not to:

(a)                                  offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend or otherwise transfer or dispose of any shares of our common stock or any securities convertible into or exercisable or exchangeable for common stock, whether now owned or hereafter acquired; or

(b)                                 enter into any swap or other agreement, arrangement or transaction that transfers to another, in whole or in part, directly or indirectly, any of the economic consequences of ownership of any common stock or any securities convertible into or exercisable or exchangeable for any common stock.

Moreover, the 180-day restricted period described in the preceding paragraph will be automatically extended if: (a) during the last 17 days of the 180-day restricted period the company issues an earnings release or announces material news or a material event; or (b) prior to the expiration of the 180-day restricted period, the company announces that it will release earnings results during the 15-day period following the last day of the 180-day period, in which case the restrictions described in the preceding paragraph will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release of the announcement of the material news or material event unless Goldman, Sachs & Co. and Morgan Stanley & Co. LLC waive, in writing, such extension.

Prior to the expiration of the 180-day lock-up period, Goldman, Sachs & Co. and Morgan Stanley & Co. LLC may release any common stock subject to the lock-up upon their prior written consent. An early release of the 180-day lock-up period may cause our shares to trade at a lower price than if the lock-up period had not been suspended.

REGULATION

We intend to be regulated as a BDC under the 1940 Act. The 1940 Act contains prohibitions and restrictions relating to transactions between BDCs and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a BDC unless approved by “a majority of our outstanding voting securities” as defined in the 1940 Act.

We may invest up to 100% of our assets in securities or obligations acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act of 1933. We may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, except for registered money market funds we generally cannot acquire more than 3% of the voting stock of any investment company, invest more than 5% of the value of our total assets in the securities or obligations of one investment company or invest more than 10% of the value of our total assets in the securities or obligations of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of our investment policies are fundamental and any may be changed without stockholder approval.

Qualifying Assets

Under the 1940 Act, a BDC may not acquire any asset other than assets of the type listed in section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

•                  Securities or obligations purchased in transactions not involving any public offering from the issuer of such securities or obligations, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

•                  is organized under the laws of, and has its principal place of business in, the United States;

•                  is not an investment company (other than a small business investment company wholly owned by the Company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

•                  satisfies either of the following:

•                  has a market capitalization of less than $250 million or does not have any class of securities listed on a national securities exchange; or

•                  is controlled by a BDC or a group of companies including a BDC, the BDC actually exercises a controlling influence over the management or policies of the eligible portfolio company, and, as a result thereof, the BDC has an affiliated person who is a director of the eligible portfolio company.

•                  Securities or obligations of any eligible portfolio company which we control.

•                  Securities or obligations purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities or obligations was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

•                  Securities or obligations of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

•                  Securities or obligations received in exchange for or distributed on or with respect to securities or obligations described above, or pursuant to the exercise of warrants or rights relating to such securities.

•                  Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

Managerial Assistance to Portfolio Companies

A BDC must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities and obligations described in “Regulation — Qualifying Assets” above. However, in order to count portfolio securities and obligations as qualifying assets for the purpose of the 70% test, the BDC must either control the issuer of the securities or obligations or must offer to make available to the issuer of the securities or obligations (other than small and solvent companies described above) significant managerial assistance. Where the BDC purchases such securities or obligations in conjunction with one or more other persons acting together, the BDC will satisfy this test if one of the other persons in the group makes available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the BDC, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our total assets are qualifying assets. Typically, we will invest in highly rated commercial paper, U.S. Government agency notes, U.S. Treasury bills or in repurchase agreements relating to such securities that are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, certain diversification tests in order to qualify as a RIC for federal income tax purposes will typically require us to limit the amount we invest with any one counterparty. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any preferred stock or publicly traded debt securities are outstanding, we may be prohibited from making distributions to our stockholders or the repurchasing of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see the section entitled “Risks — Risks Related to our Business — If we use borrowed funds to make investments or fund our business operations, we will be exposed to risks typically associated with leverage which will increase the risk of investing in us” above.

Code of Ethics

We have adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act and we have approved Oaktree’s code of ethics that was adopted by it in accordance with Rule 17j-1 and Rule 204A-1 under the Advisers Act.  These codes of ethics establish procedures for personal investments and restrict certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the codes of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the codes of ethics are attached as exhibits to the registration statement of which this prospectus is a part, and are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the codes of ethics, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, DC 20549.

Proxy Voting Policies and Procedures

We have delegated our proxy voting responsibility to Oaktree. The Proxy Voting Policies and Procedures of Oaktree are set forth below. The guidelines are reviewed periodically by Oaktree and our independent directors, and, accordingly, are subject to change.

Introduction.  Oaktree is registered with the SEC as an investment adviser under the Advisers Act. As an investment adviser registered under the Advisers Act, Oaktree will have fiduciary duties to us. As part of this duty, Oaktree recognizes that it must vote client securities in a timely manner free of conflicts of interest and in our best interests and the best interests of our stockholders. Oaktree’s Proxy Voting Policies and Procedures have been formulated to ensure decision-making consistent with these fiduciary duties.

These policies and procedures for voting proxies for Oaktree’s investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies.  Oaktree evaluates routine proxy matters, such as proxy proposals, amendments or resolutions on a case-by-case basis. Routine matters are typically proposed by management and Oaktree will normally support such matters so long as they do not measurably change the structure, management control, or operation of the corporation and are consistent with industry standards as well as the corporate laws of the state of incorporation.

Oaktree also evaluates non-routine matters on a case-by-case basis. Non-routine proposals concerning social issues are typically proposed by stockholders who believe that the corporation’s internally adopted policies are ill-advised or misguided. If Oaktree has determined that management is generally socially responsible, Oaktree will generally vote against these types of non-routine proposals. Non-routine proposals concerning financial or corporate issues are usually offered by management and seek to change a corporation’s legal, business or financial structure. Oaktree will generally vote in favor of such proposals provided the position of current stockholders is preserved or enhanced. Non-routine proposals concerning stockholder rights are made regularly by both management and stockholders. They can be generalized as involving issues that transfer or realign board or stockholder voting power. Oaktree typically would oppose any proposal aimed solely at thwarting potential takeovers by requiring, for example, super-majority approval. At the same time, Oaktree believes stability and continuity promote profitability and Oaktree’s guidelines in this area seek a middle road and individual proposals will be carefully assessed in the context of their particular circumstances. If a vote may involve a material conflict of interest, prior to approving such vote, Oaktree must consult with its chief compliance officer to determine whether the potential conflict is material and if so, the appropriate method to resolve such conflict. If the conflict is determined not to be material, Oaktree’s employees shall vote the proxy in accordance with Oaktree’s proxy voting policy.

Proxy Voting Records.  You may obtain information about how we voted proxies by making a written request for proxy voting information to:

Chief Compliance Officer
Oaktree Capital Management, L.P.
333 S. Grand Avenue, 28th Floor
Los Angeles, CA 90071

Other

We intend to elect to be taxed as a RIC under Subchapter M of the Code.  To maintain our RIC status, we much meet certain requirements including source of income, asset diversification and distribution requirements.  See the section entitled “Material U.S. Federal Income Tax Considerations.”

We are not generally able to issue and sell our common stock at a price below NAV per share. We may, however, issue and sell our common stock, at a price below the current NAV of the common stock, or issue and sell warrants, options or rights to acquire such common stock, at a price below the current NAV of the common stock if our board of directors determines that such sale is in our best interests and in the best interests of our stockholders, and our stockholders have approved our policy and practice of making such sales within the preceding 12 months. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities.

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We expect to be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a BDC, we are prohibited from protecting any director or officer against any liability to us or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and Oaktree have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws, and will review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We and Oaktree have designated a chief compliance officer to be responsible for administering the policies and procedures.

Sarbanes-Oxley Act of 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. For example:

•                  pursuant to Rule 13a-14 of the Exchange Act, our chief executive officer and chief financial officer must certify the accuracy of the financial statements contained in our periodic reports;

•                  pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•                  pursuant to Rule 13a-15 of the Exchange Act, our management is required to prepare an annual report regarding its assessment of our internal control over financial reporting and, beginning with our 2013 fiscal year, will be required obtain an audit of the effectiveness of internal control over financial reporting performed by our independent registered public accounting firm; and

•                  pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, the New York Stock Exchange has adopted corporate governance requirements to its listing standards.  We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

BROKERAGE ALLOCATIONS AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, Oaktree will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. Oaktree does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for us, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While Oaktree generally will seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, Oaktree may select a broker based partly upon brokerage or research services provided to it and us and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if Oaktree determines in good faith that such commission is reasonable in relation to the services provided.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax consequences to persons who purchase shares of our common stock pursuant to this offering.  The discussion is based upon the Internal Revenue Code of 1986, as amended (the “Code”), Treasury Regulations, judicial authorities, published positions of the Internal Revenue Service (the “IRS”) and other applicable authorities, all as in effect on the date hereof and all of which are subject to change or differing interpretations (possibly with retroactive effect).  The discussion does not address all of the tax consequences that may be relevant to a particular investor or to investors subject to special treatment under U.S. federal income tax laws.  This discussion is limited to investors who hold their shares as capital assets.  No ruling has been or will be sought from the IRS regarding any matter discussed herein.  No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax aspects set forth below.  Prospective investors must consult their own tax advisors as to the U.S. federal income tax consequences of acquiring, holding and disposing of shares of our common stock, as well as the effects of state, local and non-U.S. tax laws.

A “U.S. stockholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•                  a citizen or individual resident of the United States;

•                  a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•                  an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•                  a trust if (a) a U.S. court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of the trust or (b) it has a valid election in place to be treated as a U.S. person.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a partnership and is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Election To Be Taxed As A RIC

As a business development company, we intend to elect and qualify to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not be subject to corporate-level U.S. federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to obtain RIC tax treatment, we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

Taxation As A RIC

In order to qualify as a RIC for U.S. federal income tax purposes, we must, among other things:

•                  qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;

•                  derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock or other securities or currencies, other income derived with respect to our business of investing in such stock, securities or currencies, or net income derived from an interest in a “qualified publicly traded partnership” (as defined in the Code) (the “90% Income Test”); and

•                  diversify our holdings so that at the end of each quarter of the taxable year:

•                  at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer (which for these purposes includes the equity securities of a “qualified publicly traded partnership”); and

•                  no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, (a) of one issuer, (b) of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or (c) of one or more “qualified publicly traded partnerships” (collectively, the “Diversification Tests”).

To the extent that we invest in entities treated as partnerships for U.S. federal income tax purposes (other than a “qualified publicly traded partnership”), we generally must include the items of gross income derived by the partnerships for purposes of the 90% Income Test, and the income that is derived from a partnership (other than a “qualified publicly traded partnership”) will be treated as qualifying income for purposes of the 90% Income Test only to the extent that such income is attributable to items of income of the partnership which would be qualifying income if realized by us directly. In addition, we may be required to take into account our proportionate share of the assets held by partnerships (other than a “qualified publicly traded partnership”) in which we are a partner for purposes of the Diversification Tests. If the partnership is a “qualified publicly traded partnership,” the net income derived from such partnership will be qualifying income for purposes of the 90% Income Test, and interests in the partnership will be “securities” for purposes of the Diversification Tests. We intend to monitor our investments in equity securities of entities that are treated as partnerships for U.S. federal income tax purposes to prevent our disqualification as a RIC.

In order to meet the 90% Income Test, we may establish one or more special purpose corporations to hold assets from which we do not anticipate earning qualifying income under the 90% Income Test. Any such special purpose corporation would generally be subject to U.S. federal income tax and would result in a reduced after-tax yield on the assets held by such corporation.

Provided that we qualify as a RIC and satisfy the Annual Distribution Requirement, we will not be subject to U.S. federal income tax on the portion of our investment company taxable income and net capital gain (which we define as net long-term capital gains in excess of net short-term capital losses) that we timely distribute to stockholders. We intend to distribute annually all or substantially all of our investment company taxable income and net capital gain. To the extent that we do not, we will be subject to U.S. federal income tax at the regular corporate rates on any investment company taxable income and net capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% non-deductible U.S. federal excise tax on certain undistributed income unless we distribute during each calendar year an amount at least equal to the sum of (a) 98% of our ordinary income for the calendar year and (b) 98.2% of our capital gain net income for the one-year period ending October 31 in that calendar year. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. While we generally intend to make distributions to minimize the 4% U.S. federal excise tax, we might not distribute sufficient amounts to avoid entirely the imposition of the excise tax. In that event, we will be liable for the tax only on the amount by which we do not meet the foregoing excise tax distribution requirements and not on amounts on which we are required to pay corporate income taxes (such as retained net capital gain).

If we use debt financing, we may be prevented by financial covenants from declaring and paying dividends in certain circumstances. Limits on our payment of dividends may prevent us from satisfying the Annual Distribution Requirement, and, therefore, may jeopardize our qualification for taxation as a RIC, and could subject us to the 4% U.S. federal excise tax.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements.  Under the 1940 Act and possibly the terms of any senior securities, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. As a result, we may not be able to make sufficient distributions to satisfy our Annual Distribution Requirement, which could cause us to become subject to corporate-level income tax. In addition, our ability to dispose of assets to meet the Annual Distribution Requirement may be limited by (a) the illiquid nature of our portfolio and/or (b) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or to avoid the excise tax, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

As an alternative to borrowing funds or selling assets to satisfy the Annual Distribution Requirement, we may declare a taxable dividend payable in cash or stock at the election of each stockholder, including cash/stock dividends that are subject to a limitation on the aggregate amount of cash to be distributed to all stockholders (e.g., 20% of the total distribution). The IRS has issued private letter rulings on such cash/stock dividends paid by RICs and real estate investment trusts using a 20% cash standard (and, more recently, a 10% cash standard) if certain requirements are satisfied. Stockholders receiving such dividends will be required to include the full amount of the dividend (including the portion payable in stock) as ordinary income (or, in certain circumstances, long-term capital gain) to the extent of our current and accumulated earnings and profits for federal income tax purposes. As a result, stockholders may be required to pay income taxes with respect to such dividends in excess of the cash dividends received. If a U.S. stockholder sells the common stock that it receives as a dividend in order to pay this tax, the sales proceeds may be less than the amount included in income with respect to the dividend, depending on the market price of our common stock at the time of the sale. Furthermore, with respect to non-U.S. stockholders, we may be required to withhold U.S. tax with respect to such dividends, including in respect of all or a portion of such dividend that is payable in common stock. In addition, if a significant number of our stockholders determine to sell shares of our common stock in order to pay taxes owed on dividends, it may put downward pressure on the trading price of our common stock. It is unclear whether and to what extent we will be able to pay taxable dividends of the type described in this paragraph.

If we do distribute taxable dividends that are payable in cash or shares of our common stock at the election of each stockholder, for U.S. federal income tax purposes, the amount of the dividend paid in stock will be equal to the amount of cash that could have been received instead of stock.  See “Taxation of U.S. Stockholders” and “Taxation of Non-U.S. Stockholders” below for tax consequences to stockholders upon receipt of such dividends.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we would be subject to tax in that year on all of our taxable income at regular corporate rates, which would materially reduce the amount available to be distributed to our stockholders. We would not be able to deduct distributions to stockholders, nor would we be required to make distributions. Distributions would generally be taxable to our individual and other non-corporate taxable stockholders as ordinary dividend income eligible for the reduced maximum rate for taxable years beginning before 2013 (but not for taxable years beginning thereafter, unless the relevant provisions are extended by legislation) to the extent of our current and accumulated earnings and profits, provided certain holding period and other requirements are met. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends-received deduction. To qualify again to be taxed as a RIC in a subsequent year, we would be required to distribute to our stockholders our accumulated earnings and profits attributable to non-RIC years reduced by an interest charge on 50% of such earnings and profits payable by us as an additional tax. In addition, if we failed to qualify as a RIC for a period greater than two taxable years, then, in order to qualify as a RIC in a subsequent year, we would be required to elect to recognize and pay tax on any net built-in gain (the excess of aggregate gain, including items of income, over aggregate loss that would have been realized if we had been liquidated) or, alternatively, be subject to taxation on such built-in gain recognized for a period of ten years.

Certain of our investment practices may be subject to special and complex U.S. federal income tax provisions that may, among other things, (a) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (b) convert lower taxed long-term capital gain and qualified dividend income into higher taxed short-term capital gain or ordinary income, (c) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (d) cause us to recognize income or gain without a corresponding receipt of cash, (e) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur, (f) adversely alter the characterization of certain complex financial transactions, and (g) produce income that will not be qualifying income for purposes of the 90% Income Test. We intend to monitor our transactions and may make certain tax elections in order to mitigate the effect of these provisions.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation prior to our receiving cash representing such income. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement even though we will not yet have received any corresponding cash amount.  If we are not able to obtain cash from other sources, we may fail to qualify as a RIC, and thus, become subject to corporate-level income tax.

Gain or loss recognized by us from the sale or exchange of warrants or other securities acquired by us, as well as any loss attributable to the lapse of such warrants, generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant or other security. As a RIC, we are not allowed to carry forward or carry back a net operating loss for purposes of computing our investment company taxable income in other taxable years.

We may invest in preferred securities or other securities the U.S. federal income tax treatment of which may be unclear or may be subject to re-characterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the expected tax treatment, it could affect the timing or character of income recognized, requiring us to purchase or sell securities, or otherwise change our portfolio, in order to comply with the tax rules applicable to RICs under the Code.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation Of U.S. Stockholders

Distributions by us generally will be taxable to U.S. stockholders as ordinary income or net capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current and accumulated earnings and profits, whether paid in cash or reinvested in additional common stock (including distributions pursuant to a dividend reinvestment plan or where stockholders can elect to receive cash or stock). Distributions of our net capital gain (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly reported by us as “capital gain dividends” will be taxable to a U.S. stockholder as long-term capital gains, regardless of the U.S. stockholder’s holding period for its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our current and accumulated earnings and profits first will reduce a U.S. stockholder’s tax basis in such stockholder’s common stock (which will result in higher gains or lower losses when such stock is sold) and, after the basis is reduced to zero, will constitute gains to such U.S. stockholder. It is anticipated that dividends distributed by us generally will not be eligible for the dividends-received deduction or the preferential rate applicable to so-called qualified dividend income.

Although we currently intend to distribute any net capital gain at least annually, we may in the future decide to retain some or all of our net capital gain, and designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include its proportionate share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other U.S. federal income tax obligations or may be refunded to the extent it exceeds such U.S. stockholder’s liability for U.S. federal income tax. A U.S. stockholder that is not subject to U.S. federal income tax or otherwise required to file a U.S. federal income tax return would be required to file a U.S. federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (a) whether the Annual Distribution Requirement is satisfied for any year and (b) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in any such month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the dividend was declared.

If a U.S. stockholder purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of its investment.

A U.S. stockholder generally will recognize taxable gain or loss if such U.S. stockholder sells or otherwise disposes of its shares of our common stock in an amount equal to the difference between the U.S. stockholder’s adjusted basis in the shares sold or disposed and the amount realized on their disposition.  Any gain or loss arising from such sale or taxable disposition generally will be treated as long-term capital gain or loss if the U.S. stockholder has held its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or taxable disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received (or undistributed capital gain deemed received) with respect to such shares. In addition, all or a portion of any loss recognized upon a taxable disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition. Capital losses are deductible only to the extent of capital gains (subject to an exception for individuals under which a limited amount of capital losses may be offset against ordinary income).

In general, individual and certain other non-corporate taxable U.S. stockholders currently are subject to a preferential rate on their net capital gain (i.e., the excess of recognized net long-term capital gain over recognized net short-term capital loss for a taxable year), including long-term capital gain derived from an investment in our shares.  Such rate is lower than the maximum rate on ordinary income currently payable by individuals.  Corporate U.S. stockholders currently are subject to U.S. federal income tax on net capital gain at ordinary income rates. For tax years beginning after December 31, 2012, the U.S. federal tax rates applicable to ordinary income and capital gain for individuals and certain other non-corporate taxable will increase unless further Congressional action is taken.

We will send to each of our U.S. stockholders, after the end of each calendar year, a notice detailing the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the amount and the U.S. federal tax status of each year’s distributions generally will be reported to the IRS. Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation.

Payments of dividends, including deemed payments of constructive dividends, or the proceeds of the sale or other taxable disposition of our common stock generally are subject to information reporting unless the U.S. stockholder is an exempt recipient.  Such payments may also be subject to U.S. federal backup withholding at the applicable rate if the recipient of such payment fails to supply a taxpayer identification number or otherwise comply with the rules for establishing an exemption from backup withholding.  Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against the holder’s U.S. federal income tax liability, provided that certain information is provided timely to the IRS.

Taxation Of Non-U.S. Stockholders

Whether an investment in our common stock is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in our common stock by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their own tax advisers before investing in our common stock.

Distributions of our investment company taxable income to Non-U.S. stockholders that are not “effectively connected” with a U.S. trade or business conducted by the Non-U.S. stockholder will generally be subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) to the extent of our current and accumulated earnings and profits.

Actual or deemed distributions of our net capital gain to a Non-U.S. stockholder, and gains recognized by a Non-U.S. stockholder upon the sale of our common stock, that are not effectively connected with a U.S. trade or business conducted by the Non-U.S. stockholder will generally not be subject to U.S. federal withholding tax and generally will not be subject to U.S. federal income tax.

Distributions of our investment company taxable income and net capital gain (including deemed distributions and distributions pursuant to a dividend reinvestment plan or where stockholders can elect to receive cash or stock) to Non-U.S. stockholders, and gains recognized by Non-U.S. Stockholders upon the sale of our common stock, that are effectively connected with a U.S. trade or business conducted by the Non-U.S. stockholder will be subject to U.S. federal income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. In addition, if such Non-U.S. stockholder is a foreign corporation, it may also be subject to a 30% (or lower applicable treaty rate) branch profits tax on its effectively connected earnings and profits for the taxable year, subject to adjustments, if its investment in our common stock is effectively connected with its conduct of a U.S. trade or business.  Special certification requirements may apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

If we distribute our net capital gain in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a U.S. federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a U.S. federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a U.S. federal income tax return.

In addition, withholding at a rate of 30% will be required on dividends paid after December 31, 2013 in respect of, and gross proceeds paid after December 31, 2014 from the sale of, shares of our stock held by or through certain foreign financial institutions (including investment funds), unless such institution enters into an agreement with the Secretary of the Treasury to report, on an annual basis, information with respect to shares in, and accounts maintained by, the institution to the extent such shares or accounts are held by certain U.S. persons or by certain non-U.S. entities that are wholly or partially owned by U.S. persons. Accordingly, the entity through which our shares are held will affect the determination of whether such withholding is required. Similarly, dividends paid after December 31, 2013 in respect of, and gross proceeds paid after December 31, 2014 from the sale of, our shares held by an investor that is a non-financial non-U.S. entity will be subject to withholding at a rate of 30%, unless such entity either (a) certifies to us that such entity does not have any “substantial U.S. owners” or (b) provides certain information regarding the entity’s “substantial U.S. owners,” which we will in turn provide to the Secretary of the Treasury.

A Non-U.S. stockholder generally will be required to comply with certain certification procedures to establish that such holder is not a U.S. person in order to avoid backup withholding with respect to payments of dividends, including deemed payments of constructive dividends, or the proceeds of a disposition of our common stock. In addition, we are required to annually report to the IRS and each Non-U.S. stockholder the amount of any dividends or constructive dividends treated as paid to such Non-U.S. stockholder, regardless of whether any tax was actually withheld. Copies of the information returns reporting such dividend or constructive dividend payments and the amount withheld may also be made available to the tax authorities in the country in which a Non-U.S. stockholder resides under the provisions of an applicable income tax treaty. Backup withholding is not an additional tax, and any amounts withheld under the backup withholding rules generally will be allowed as a refund or credit against a Non-U.S. stockholder’s U.S. federal income tax liability, if any, provided that certain required information is provided timely to the IRS.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in our common stock.

UNDERWRITING

We and the underwriters named below have entered into an underwriting agreement with respect to the shares being offered, except for those being sold directly by us as described below. Subject to certain conditions, each underwriter has severally agreed to purchase the number of shares indicated in the following table. Goldman, Sachs & Co. and Morgan Stanley & Co. LLC are the representatives of the underwriters.

Number
Underwriters	of Shares(1)
Goldman, Sachs & Co.
Morgan Stanley & Co. LLC
Credit Suisse Securities (USA) LLC
SunTrust Robinson Humphrey, Inc.
Evercore Group L.L.C.
Janney Montgomery Scott LLC
RBC Capital Markets, LLC

Total

(1)          Assumes the sale of                  shares of our common stock directly by us to principals and employees of Oaktree and its affiliates in a concurrent offering.

The underwriters are committed to take and pay for all of the shares being offered, if any are taken, other than the shares being sold directly by us and those covered by the option described below unless and until this option is exercised.

If the underwriters sell more shares than the total number set forth in the table above, the underwriters have an option to buy up to an additional              shares from us. They may exercise that option for           days. If any shares are purchased pursuant to this option, the underwriters will severally purchase shares in approximately the same proportion as set forth in the table above.

The following table shows the per share and total underwriting discounts and commissions to be paid to the underwriters by us. Such amounts are shown assuming both no exercise and full exercise of the underwriters’ option to purchase               additional shares.

	No Exercise(1)	Full Exercise(1)
Per Share	$	$
Total	$	$

(1)          Assumes the sale of          shares of our common stock directly by us to principals and employees of Oaktree and its affiliates in a concurrent offering. No sales load will be paid to the underwriters in connection therewith.

The expenses of the offering, not including the underwriting commissions, are estimated at $           million and are payable by us.

Shares sold by the underwriters to the public will initially be offered at the initial public offering price set forth on the cover of this prospectus.  Any shares sold by the underwriters to securities dealers may be sold at a discount of up to $          per share from the initial public offering price. If all the shares are not sold at the initial public offering price, the representative may change the offering price and the other selling terms. The offering of the shares by the underwriters is subject to receipt and acceptance and subject to the underwriters’ right to reject any order in whole or in part.

We are concurrently offering shares of our common stock at the initial public offering price directly to principals and employees of Oaktree and its affiliates pursuant to this prospectus. Since these shares are being sold directly by us and not through the underwriters, no underwriting discount or commission will be paid to the underwriters for shares purchased by principals and employees of Oaktree and its affiliates. Consequently, the entire amount of the proceeds from such sales will be paid directly to us. Certain principals and employees of Oaktree and its affiliates have submitted non-binding indication of interests to purchase $           million of shares of our common stock in connection with this offering directly from us.

We, Oaktree, the principals of Oaktree, our officers, directors and the Oaktree affiliates who hold substantially all of our common stock prior to this offering, have agreed with the underwriters, subject to certain exceptions, not to dispose of or hedge any of their common stock or securities convertible into or exchangeable for shares of common stock during the period from the date of this prospectus continuing through the date 180 days after the date of this prospectus, except with the prior written consent of Goldman, Sachs & Co. and Morgan Stanley & Co. LLC.  An early release of the 180-day lock-up period may cause our shares to trade at a lower price than if the lock-up period had not been suspended.

The 180-day restricted period described in the preceding paragraph will be automatically extended if: (a) during the last 17 days of the 180-day restricted period we issue an earnings release or announces material news or a material event; or (b) prior to the expiration of the 180-day restricted period, we announce that we will release earnings results during the 15-day period following the last day of the 180-day period, in which case the restrictions described in the preceding paragraph will continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release of the announcement of the material news or material event unless Goldman, Sachs & Co. and Morgan Stanley & Co. LLC waive such extension in writing.

Prior to the offering, there has been no public market for the shares. The initial public offering price has been negotiated between us and the representative. Among the factors to be considered in determining the initial public offering price of the shares, in addition to prevailing market conditions, will be estimates of our business potential and earnings prospects, an assessment of our management and the consideration of the above factors in relation to market valuation of companies in related businesses.

We anticipate that our shares of common stock will be approved for listing on the New York Stock Exchange under the symbol “OFN,” subject to notice of issuance.  In order to meet one of the requirements for listing the common stock on the New York Stock Exchange, the underwriters have undertaken to sell lots of 100 or more shares to a minimum of 400 beneficial holders.

In connection with the offering, the underwriters may purchase and sell shares of common stock in the open market. These transactions may include short sales, stabilizing transactions and purchases to cover positions created by short sales. Shorts sales involve the sale by the underwriters of a greater number of shares than they are required to purchase in the offering. “Covered” short sales are sales made in an amount not greater than the underwriters’ option to purchase additional shares from us in the offering. The underwriters may close out any covered short position by either exercising their option to purchase additional shares or purchasing shares in the open market. In determining the source of shares to close out the covered short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase additional shares pursuant to the option granted to them. “Naked” short sales are any sales in excess of such option. The underwriters must close out any naked short position by purchasing shares in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the common stock in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of various bids for or purchases of common stock made by the underwriters in the open market prior to the completion of the offering.

The underwriters may also impose a penalty bid. This occurs when a particular underwriter repays to the underwriters a portion of the underwriting discount received by it because the representative has repurchased shares sold by or for the account of such underwriter in stabilizing or short covering transactions.

Purchases to cover a short position and stabilizing transactions, as well as other purchases by the underwriters for their own accounts, may have the effect of preventing or retarding a decline in the market price of our stock, and together with the imposition of the penalty bid, may stabilize, maintain or otherwise affect the market price of the common stock. As a result, the price of the common stock may be higher than the price that otherwise might exist in the open market. If these activities are commenced, they may be discontinued at any time. These transactions may be effected on the New York Stock Exchange, in the over-the-counter market or otherwise.

European Economic Area

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive (each, a “Relevant Member State”), each underwriter has represented and agreed that with effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State (the “Relevant Implementation Date”) it has not made and will not make an offer of shares to the public in that Relevant Member State prior to the publication of a prospectus in relation to the shares which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of shares to the public in that Relevant Member State at any time:

(a)                                  to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

(b)                                 to any legal entity which has two or more of (i) an average of at least 250 employees during the last financial year; (ii) a total balance sheet of more than €43,000,000 and (iii) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts;

(c)                                  to fewer than 100 natural or legal persons (other than qualified investors as defined in the Prospectus Directive) subject to obtaining the prior consent of the representative for any such offer; or

(d)                                 in any other circumstances which do not require the publication by the Issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of shares to the public” in relation to any shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the shares to be offered so as to enable an investor to decide to purchase or subscribe the shares, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State and the expression Prospectus Directive means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

United Kingdom

Each underwriter has represented and agreed that:

(a)                                  it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of Section 21 of the FSMA) received by it in connection with the issue or sale of the shares in circumstances in which Section 21(1) of the FSMA would not, if the Issuer was not an authorized person, apply to the Issuer; and

(b)                                 it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the shares in, from or otherwise involving the United Kingdom.

Hong Kong

The shares may not be offered or sold by means of any document other than (a) in circumstances which do not constitute an offer to the public within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), or (b) to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap.571, Laws of Hong Kong) and any rules made thereunder, or (c) in other circumstances which do not result in the document being a “prospectus” within the meaning of the Companies Ordinance (Cap.32, Laws of Hong Kong), and no advertisement, invitation or document relating to the shares may be issued or may be in the possession of any person for the purpose of issue (in each case whether in Hong Kong or elsewhere), which is directed at, or the contents of which are likely to be accessed or read by, the public in Hong Kong (except if permitted to do so under the laws of Hong Kong) other than with respect to shares which are or are intended to be disposed of only to persons outside Hong Kong or only to “professional investors” within the meaning of the Securities and Futures Ordinance (Cap. 571, Laws of Hong Kong) and any rules made thereunder.

Singapore

This prospectus has not been registered as a prospectus with the Monetary Authority of Singapore. Accordingly, this prospectus and any other document or material in connection with the offer or sale, or invitation for subscription or purchase, of the shares may not be circulated or distributed, nor may the shares be offered or sold, or be made the subject of an invitation for subscription or purchase, whether directly or indirectly, to persons in Singapore other than (a) to an institutional investor under Section 274 of the Securities and Futures Act, Chapter 289 of Singapore (the “SFA”), (b) to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA or (c) otherwise pursuant to, and in accordance with the conditions of, any other applicable provision of the SFA.

Where the shares are subscribed or purchased under Section 275 by a relevant person which is: (a) a corporation (which is not an accredited investor) the sole business of which is to hold investments and the entire share capital of which is owned by one or more individuals, each of whom is an accredited investor; or (b) a trust (where the trustee is not an accredited investor) whose sole purpose is to hold investments and each beneficiary is an accredited investor, shares, debentures and units of shares and debentures of that corporation or the beneficiaries’ rights and interest in that trust shall not be transferable for six months after that corporation or that trust has acquired the shares under Section 275 except: (a) to an institutional investor under Section 274 of the SFA or to a relevant person, or any person pursuant to Section 275(1A), and in accordance with the conditions, specified in Section 275 of the SFA; (b) where no consideration is given for the transfer; or (c) by operation of law.

Japan

The securities have not been and will not be registered under the Financial Instruments and Exchange Law of Japan (the Financial Instruments and Exchange Law) and each underwriter has agreed that it will not offer or sell any securities, directly or indirectly, in Japan or to, or for the benefit of, any resident of Japan (which term as used herein means any person resident in Japan, including any corporation or other entity organized under the laws of Japan), or to others for re-offering or resale, directly or indirectly, in Japan or to a resident of Japan, except pursuant to an exemption from the registration requirements of, and otherwise in compliance with, the Financial Instruments and Exchange Law and any other applicable laws, regulations and ministerial guidelines of Japan.

The underwriters do not expect sales to discretionary accounts to exceed 5% of the total number of shares offered.

We estimate that our share of the total expenses of the offering, excluding underwriting discounts and commissions, will be approximately $              million.

We have agreed to indemnify the several underwriters against certain liabilities, including liabilities under the Securities Act of 1933.

The underwriters and their respective affiliates are full service financial institutions engaged in various activities, which may include securities trading, commercial and investment banking, financial advisory, investment management, investment research, principal investment, hedging, financing and brokerage activities. Certain of the underwriters and their respective affiliates may in the future perform, various financial advisory and investment banking services for us, for which they received or will receive customary fees and expenses.

In the ordinary course of their various business activities, the underwriters and their respective affiliates may make or hold a broad array of investments and actively trade debt and equity securities (or related derivative securities) and financial instruments (including bank loans) for their own account and for the accounts of their customers and such investment and securities activities may involve securities and/or instruments of the issuer. The underwriters and their respective affiliates may also make investment recommendations and/or publish or express independent research views in respect of such securities or instruments and may at any time hold, or recommend to clients that they acquire, long and/or short positions in such securities and instruments.

The principal business address of Goldman, Sachs & Co. is 200 West Street, New York, NY 10282 and the principal business address of Morgan Stanley is 1585 Broadway, New York, NY 10036.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT

Wells Fargo Bank, National Association provides custodian services to us pursuant to a custodian services agreement. The principal business address of Wells Fargo Bank, National Association is 9062 Old Annapolis Road, Columbia, Maryland 21045.  American Stock Transfer & Trust Company, LLC provides transfer agency and distribution paying agency services to us under a transfer agency agreement and a distribution paying agent agreement, respectively. The address of American Stock Transfer & Trust Company, LLC is 6201 15th Avenue, Brooklyn, New York 11219.

LEGAL MATTERS

Certain legal matters in connection with the common stock will be passed upon for us by Skadden, Arps, Slate, Meagher & Flom LLP, New York, New York, and for the underwriters by Sutherland Asbill & Brennan LLP, Washington, D.C.

EXPERTS

Ernst & Young LLP (“Ernst & Young”) is our independent registered public accounting firm.

Our financial statements at June 30, 2011, and for the period from May 5, 2011 (commencement of operations) through June 30, 2011, appearing in this prospectus and registration statement have been audited by Ernst & Young as set forth in their report thereon appearing elsewhere herein, and are included in reliance upon such report given on the authority of such firm as experts in accounting and auditing.

ADDITIONAL INFORMATION

We have filed a registration statement with the SEC on Form N-2, including amendments, relating to the shares we are offering. This prospectus does not contain all of the information set forth in the registration statement, including any exhibits and schedules it may contain. For further information concerning us or the shares we are offering, please refer to the registration statement. Statements contained in this prospectus as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of any contract or other document filed as an exhibit to the registration statement. Each statement is qualified in all respects by this reference.

Upon the completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement of which this prospectus forms a part and the related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, N.E., Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-0102. In addition, the SEC maintains an Internet website that contains reports, proxy and information statements and other information filed electronically by us with the SEC at http://www.sec.gov.

PRIVACY PRINCIPLES

We are committed to maintaining the privacy of stockholders and to safeguarding our non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any nonpublic personal information relating to our stockholders, although certain nonpublic personal information of our stockholders may become available to us. We do not disclose any nonpublic personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third-party administrator).

We restrict access to nonpublic personal information about our stockholders to Oaktree’s employees with a legitimate business need for the information. We maintain physical, electronic and procedural safeguards designed to protect the nonpublic personal information of our stockholders.

Oaktree Finance, LLC

Statement of Assets and Liabilities

(in thousands)

June 30, 2011
Assets
Investments in non-controlled / non-affiliated portfolio companies at fair value (cost $47,718)	$48,300
Cash and cash-equivalents	3,319
Deferred offering costs	382
Interest receivable	256
Fee income receivable	4
Total assets	52,261

Liabilities
Accrued expenses and other liabilities	910
Due to affiliates	184
Total liabilities	1,094

Commitments and contingencies (Note 6)

Net assets	$51,167

Net assets consists of:
Paid in capital	$50,779
Accumulated net investment loss	(235)
Accumulated net realized gain on investments	41
Net unrealized appreciation on investments	582
Total net assets	$51,167

Please see accompanying notes to financial statements.

Oaktree Finance, LLC

Statement of Operations

(in thousands)

For the Period May 5, 2011 (commencement of operations) through
June 30, 2011
Investment income
From non-controlled / non-affiliated investments:
Interest	$496
Fees	4
Total investment income	500

Expenses
Management fees (Note 7)	113
Incentive fees (Note 7)	125
Administrative expenses (Note 7)	159
Professional fees	645
Organizational expenses	71
Custody fees	3
Other	25
Total expenses	1,141

Expenses waived (Note 7)	(406)

Net investment loss	(235)

Net realized gain and change in unrealized appreciation on investments
Net realized gain on non-controlled / non-affiliated investments	41
Net change in unrealized appreciation on non-controlled / non-affiliated investments	582
Net realized gain and change in unrealized appreciation on investments	623

Net increase in net assets resulting from operations	$388

Please see accompanying notes to financial statements.

Oaktree Finance, LLC

Statement of Changes in Net Assets

(in thousands)

For the Period May 5, 2011 (commencement of operations) through
June 30, 2011
Increase (decrease) in net assets
Operations:
Net investment loss	$(235)
Net realized gain on investments	41
Net change unrealized appreciation on investments	582
Net increase in net assets resulting from operations	388

Capital activity:
Contributions from members	50,779

Total increase in net assets	51,167

Net assets
Net assets at beginning of period	—

Net assets at end of period	$51,167

Please see accompanying notes to financial statements.

Oaktree Finance, LLC

Statement of Cash Flows

(in thousands)

For the Period May 5, 2011 (commencement of operations) through
June 30, 2011
Cash flows from operating activities:
Net increase in net assets resulting from operations	$388
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(50,674)
Proceeds from sales and repayments of investments	3,011
Net accretion of discount on debt investments	(14)
Net realized gain on investments	(41)
Net change in unrealized appreciation on investments	(582)
Changes in assets and liabilities:
Interest receivable	(256)
Fee income receivable	(4)
Accrued expenses and other liabilities	575
Due to affiliates	165
Net cash used in operating activities	(47,432)

Cash flows from financing activities
Contributions from members	50,779
Offering costs	(28)
Net cash provided by financing activities	50,751

Total increase in cash and cash-equivalents	3,319

Cash and cash-equivalents at beginning of period	—

Cash and cash-equivalents at end of period	$3,319

See Note 2 for discussion of non-cash financing activities

Please see accompanying notes to financial statements.

Oaktree Finance, LLC

Schedule of Investments

As of June 30, 2011

(in thousands)

Principal Amount / No. of Shares	Investment Securities (1), (2), (3)	Maturity	Interest (4), (5)	Cost	Fair Value

	Chemicals (8.8% of net assets)
$4,500	Potters Holdings II, L.P., Senior Secured First Lien Term Loan	5/6/2017	LIBOR + 4.50%, LIBOR floor of 1.5%	$4,456	$4,517

	Healthcare Providers & Services (24.1% of net assets)
$12,321	Hospitalists Management Group, LLC, Senior Secured First Lien Term Loan	5/4/2017	LIBOR+ 4.50%, LIBOR floor of 1.50% (6)	12,102	12,321

	Industrial Conglomerates (8.8% of net assets)
$3,857	Protective Industries, Inc., Senior Subordinated Notes	11/23/2017	11.25% Cash, plus 2% PIK	3,781	3,857
$149	PII Holdings, Inc., Senior Subordinated Holdco Notes	5/23/2018	8% Cash, plus 7.25% PIK	149	149
$510	PII Holdings, LLC, Preferred Equity			494	494

	Total Industrial Conglomerates			4,424	4,500

	Machinery (23.5% of net assets)
$12,000	Restaurant Technologies, Inc., Senior Secured First Lien Term Loan	5/16/2017	LIBOR + 4.75%, LIBOR floor of 1.25%	11,883	12,000

Please see accompanying notes to financial statements.

Oaktree Finance, LLC

Schedule of Investments (continued)

As of June 30, 2011

(in thousands)

Principal Amount / No. of Shares	Investment Securities (1), (2), (3)	Maturity	Interest (4), (5)	Cost	Fair Value

	Software (29.2% of net assets)
$15,000	Iron Acquisition Company, Inc., Senior Secured First Lien Term Loan	5/9/2016	LIBOR + 4.75%, LIBOR floor of 1.5%	14,853	14,962

	Total Investments (94.4% of net assets)			$47,718	48,300

	Excess of Cash and Other Assets over Liabilities (5.6% of net assets)				2,867

	Net Assets (100.0%)				$51,167

(1)          The Company generally acquires investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Company’s investments are therefore generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.

(2)          Securities are issued by U.S. companies.

(3)          None of the Company’s portfolio companies is controlled or affiliated as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, the Company would “Control” a portfolio company if it owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company, and the Company would be considered to be an “Affiliated Person” of a portfolio company if it owned more than 5%, but less than 25%, of such portfolio company’s outstanding voting securities.

(4)          Unless specified otherwise, all interest rates are cash interest rates.

(5)          Investments without an interest rate are non-income producing.

(6)          The borrower may elect for interest to be calculated based on the Prime Rate plus a spread.  The borrower elected this option for the quarterly interest period that includes June 30, 2011.  As of June 30, 2011, the interest rate on this investment was 6.75%.

Please see accompanying notes to financial statements.

Oaktree Finance, LLC

Notes to Financial Statements

June 30, 2011

(dollar amounts in thousands)

NOTE 1 – Organization:

Oaktree Finance, LLC (the “Company”), a Delaware limited liability company, was formed on March 3, 2011 and commenced operations on May 5, 2011.  As of June 30, 2011, Oaktree Capital II, L.P. and Oaktree Fund GP II, L.P., affiliates of Oaktree Capital Management, L.P. (“Oaktree”), own 99.9% and 0.1%, respectively, of the membership interests in the Company.  Oaktree serves as the manager of the Company.

The Company intends to issue common equity in its initial public offering (“IPO”).  In connection with the IPO, the Company will convert into Oaktree Finance Corp., a Delaware corporation that will operate as a non-diversified closed-end management investment company, and will elect to be treated as a business development company under the Investment Company Act of 1940, as amended.  The Company intends to be externally managed by Oaktree, which will also provide the administrative services necessary for the Company to operate.

The Company’s investment objective is to generate attractive risk-adjusted returns.  The Company seeks to achieve its investment objective through current income and capital appreciation by investing in senior loans, mezzanine debt, subordinated debt and equity securities issued by larger middle-market companies across a broad range of industries. In general, the Company expects that its investments will consist primarily of senior loans, including first lien, unitranche and second lien debt instruments, and secondarily of mezzanine and subordinated debt.

NOTE 2 – Significant Accounting Policies:

Principles of accounting

The accompanying financial statements were prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).  The preparation of these statements requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period.  Actual results could differ from these estimates.

The results of operations reflected in the accompanying financial statements are presented from May 5, 2011 (commencement of operations) through June 30, 2011, and are not necessarily indicative of results for a full year.

Cash and cash equivalents

The Company considers all highly liquid cash investments, primarily investments in money market funds and collective trusts which operate similar to a money market fund, to be cash equivalents. Cash equivalents are considered a Level I investment under the U.S. GAAP fair value hierarchy.

Investment valuations

The authoritative guidance on fair value measurements and disclosures under U.S. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value into the following three categories.

•                  Level I — Quoted unadjusted prices for identical instruments in active markets to which the Company has access at the date of measurement.

•                  Level II — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs are directly or indirectly observable. Level II inputs include prices in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers, as well as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates.

Oaktree Finance, LLC

Notes to Financial Statements (continued)

June 30, 2011

(dollar amounts in thousands)

NOTE 2 – Significant Accounting Policies (continued):

Investment valuations (continued)

•                Level III — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions about the assumptions market participants would use to price the investment based on the best available information.

In some instances, inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such instances, the investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The Company’s assessment of the significance of an input requires judgment and considers factors specific to the investment. The Company recognizes transfers into and out of each level of the fair value hierarchy as of the beginning of the reporting period.

Management and the Company’s board of directors (the “Board”) value the investments of the Company based upon the principles and methods of valuation summarized below.

Securities listed on one or more national securities exchange or quoted on the NASDAQ Stock Market are valued at their last reported sales price on such national securities exchange for such securities or quoted on NASDAQ Stock Market on the date of valuation.  If no sale occurred on the valuation date, the security is valued at the mean of the last “bid” and “ask” prices on the valuation date, using prices as of the close of trading on such national securities exchange for such securities or quoted on NASDAQ Stock Market.

Securities that are not marketable due to legal restrictions that may limit or restrict transferability are generally valued at a discount from quoted market prices, as determined by or under the direction of the Board.

Securities which are not listed or admitted to trading on any securities exchange or quoted on NASDAQ Stock Market but for which over-the-counter or other similar quotations are readily available (including securities for which the principal market is the over-the-counter market) are valued at the average mean of the last “bid” and “ask” prices (or if no such “bid” or “ask” prices are reported, the closing sales price) on the valuation date based on quotations supplied by recognized quotation services or by reputable broker-dealers.  Securities and obligations for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board.

With respect to securities for which market quotations are not readily available, the Board will undertake a multi-step valuation process each quarter, as described below:

•                  the quarterly valuation process begins with each portfolio company or security being initially valued by the Oaktree investment team responsible for the portfolio investment;

•                  preliminary valuation conclusions are then documented and discussed with the Company’s senior management;

•                  on a periodic basis, but not less often than annually, preliminary valuations not based on readily available market quotations will be submitted for review by third-party valuation firms;

•                  the audit committee of the Board (the “Audit Committee”) will review the preliminary valuations of Oaktree’s investment professionals, the Company’s senior management and independent valuation firms; and

•                  the Board discusses valuations and determines the fair value of each security in the Company’s portfolio in good faith based on the input of Oaktree, the respective independent valuation firms and the Audit Committee.

Oaktree Finance, LLC

Notes to Financial Statements (continued)

June 30, 2011

(dollar amounts in thousands)

NOTE 2 – Significant Accounting Policies (continued):

Investment valuations (continued)

In determining the fair value of securities that are not publicly traded and as part of the valuation process of debt securities, the Board will consider the market-yield approach based on the expected future cash flows of the debt securities or obligations discounted based on estimated current market rates.  Discounted cash flow calculations are adjusted to reflect current market considerations and/or the perceived credit risk of the portfolio companies.

Additionally, in determining the fair value of debt and equity securities that are not publicly traded, the Board may also seek to establish the total enterprise value of underlying portfolio companies using a market multiple or discounted cash flow approach that takes into account specific financial measures (such as EBITDA, adjusted EBITDA, free cash flow, net income, book value, or net asset value) believed to be most relevant for the given investment.  Valuations may be derived by reference to observable valuation measures for comparable companies or transactions (e.g., multiplying a key performance metric of the portfolio company by a relevant valuation multiple observed in the range of comparable companies or transactions), adjusted by the Board for the difference between the portfolio company and the reference comparables. Considerations may also be given to such factors as acquisition price of the security, historical and projected operational and financial results for the portfolio company, the strengths and weaknesses of the portfolio company relative to its comparable companies, industry trends, general economic and market conditions and other relevant factors.  The valuation of securities may be impacted by expectations of investors’ receptiveness to a public offering of the securities, the size of the holding of the securities or obligations and any associated control, information with respect to transactions or offer for the securities or obligations (including the transaction pursuant to which the investment was made and the period of time elapsed from the date of the investment to the valuation date) and applicable restrictions on the transferability of the securities or obligations.

Investment transactions

The Company records investment transactions on the trade date.  Realized gains and losses on investments are recorded on a specific identification basis.

Interest and dividend income recognition

The Company records income on an accrual basis unless collection is deemed to be doubtful or the related investment is in default.  Discounts and premium to the par value of securities at the time of funding or purchase are accreted / amortized into interest income using the effective yield method or straight-line method, as applicable, over the life of the security.

Debt securities and obligations are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a debt security or obligation is placed on non-accrual status. Interest payments received on non-accrual debt securities and obligations may be recognized as income or applied to principal depending upon the Company’s judgment regarding collectability. Non-accrual debt securities and obligations are restored to accrual status when past due principal and interest is paid and, in the Company’s judgment, are likely to remain current. The Company may make exceptions to this policy if the debt security or obligation has sufficient collateral value and is in the process of collection.

The Company may hold investments which provide that interest and dividends are partially payable in-kind (“PIK”) rather than in cash. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. PIK interest and dividends are computed at the contractual rate and are accrued into income and reflected as receivable up to the payment or capitalization date. On these payment dates, the Company capitalizes the accrued interest or dividends receivable (reflecting such amounts as the cost basis in the additional securities received). Upon capitalization, PIK is subject to the fair value estimates associated with the related investments. PIK generally becomes due at maturity of the investment or upon the investment being called by the issuer.

Oaktree Finance, LLC

Notes to Financial Statements (continued)

June 30, 2011

(dollar amounts in thousands)

NOTE 2 – Significant Accounting Policies (continued):

Fee income

Fee income includes commitment fees and credit facility fees. Commitment fees are recorded as a reduction in the cost basis of the related investment and accreted into interest income over the respective term of the investment. Credit facility fees are received in connection with arrangements whereby the Company has agreed to fund amounts in the future such as delayed draw term loans and revolving credit facilities. Such fees are recognized as income when earned.

Organizational expenses and offering costs

Organizational expenses consist principally of legal fees incurred in connection with the organization of the Company and have been expensed as incurred.

Deferred offering costs related to the IPO will be charged to capital upon the receipt of the capital to be raised. These offering costs are recognized as incurred and are subject to change upon the completion of the IPO.  Additional offering costs, which will consist principally of underwriting fees and legal costs, are not yet estimable.

Non-cash financing activities

Non-cash financing activities arise when transactions affect recognized assets or liabilities of the Company in connection with financing activities, but do not result in cash receipts or cash payments in the reporting period. The Company discloses these amounts as supplemental information to the accompanying statement of cash flows. During the period from May 5, 2011 (commencement of operations) through June 30, 2011, non-cash financing activities consist of $354 in offering costs that have been accrued, but not paid.  Of this total amount, $335 and $19 have been accrued within accrued expenses and other liabilities and due to affiliates, respectively, in the accompanying statement of assets and liabilities as of June 30, 2011.

Income taxes

As a limited liability company, the Company is not subject to U.S. federal income tax.  Rather, for U.S. federal income tax purposes, each member of the Company that is subject to U.S. tax is required to take into account its distributive share of each item of the Company’s income, gain, loss, deduction and credit, whether or not distributed.  Consequently, no income tax provision has been made in the accompanying financial statements, as individual members are responsible for their proportionate share of the Company’s net taxable income. Interest, dividends and other income realized by the Company from non-U.S. sources and capital gains realized on the sale of securities of non-U.S. issuers may be subject to withholding and other taxes levied by the jurisdiction in which the income is sourced.  The Company intends to file tax returns as prescribed by the tax laws of the jurisdictions in which it operates.

The Company has analyzed the tax positions expected to be taken on the Company’s tax returns for all major jurisdictions, and has concluded that no provision for income taxes is required in the Company’s financial statements. The Company’s tax returns for tax years for which the applicable statutes of limitation have not expired will be subject to examination by federal, state, local and foreign jurisdictions, where applicable. The Company has no examinations in progress.

Risks and uncertainties

The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investments in debt securities have exposure to certain degrees of risk, including interest rate, market risk, and the potential non-payment of principal and interest, including default or bankruptcy of the issuer. Debt securities are generally subject to prepayment risk, which will affect the maturity of such loans. The Company may enter into debt participation agreements through contractual relationships with a third party selling such participations but not with the borrower. As a result, the Company assumes the credit risk of the borrower and the selling participant.

Oaktree Finance, LLC

Notes to Financial Statements (continued)

June 30, 2011

(dollar amounts in thousands)

NOTE 2 – Significant Accounting Policies (continued):

Risks and uncertainties (continued)

The Company invests in mezzanine securities (subordinated notes), which are typically junior in credit standing and are added to the capital structure of companies being bought out or readied for growth in order to leverage the equity capital to a degree not possible within the parameters set by senior lenders.  Investments in such entities are considered speculative and involve substantial risk of principal loss.

In addition, investments are subject to concentration and industry risk.  Such concentrations may subject the investments to additional risks resulting from changes in political, regulatory, or economic conditions in such industry which could cause the investments and their markets to be less liquid and prices more volatile. Investment performance of a few sectors may have a significant impact on the performance of the Company.

New accounting standards

On May 12, 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (the “ASU”). The ASU specifies that the concepts of highest and best use and valuation premise in a fair value measurement are only relevant when measuring the fair value of nonfinancial assets and are not relevant when measuring the fair value of financial assets or of liabilities.  The ASU clarifies that a reporting entity should disclose quantitative information about the unobservable inputs used in a fair value measurement that is categorized within Level III of the fair value hierarchy. The ASU also requires additional disclosure regarding the valuation processes used by the reporting entity and the sensitivity of fair value measurements to changes in unobservable inputs and the interrelationships between those unobservable inputs, if any, for fair value measurements categorized within Level III of the fair value hierarchy.  The ASU is effective during interim and annual periods beginning after December 15, 2011. The Company is currently evaluating the effect that the ASU may have on the Company’s financial statements.

NOTE 3 – Investments:

From the commencement of operations through June 30, 2011, the Company purchased investments in five portfolio companies; the cost of these purchases totaled $50,674.  The aggregate principal amount of debt investments purchased during this period was $50,827; the cost of these debt investments, net of applicable market discounts and/or commitment fees received, was $50,180. The Company had a partial sale of one portfolio company; proceeds from the sale totaled $3,011.

As of June 30, 2011, we had no investments on non-accrual status.

NOTE 4 – Fair Value:

The table below summarizes the valuation of the Company’s investments by the U.S. GAAP fair value hierarchy levels as of June 30, 2011:

Investment Type	Level I	Level II	Level III	Total
Bank Debt / Senior Secured Loans	$—	$19,479	$24,321	$43,800
Corporate Debt / Subordinated Notes	—		4,006	4,006
Preferred Equity	—		494	494
	$—	$19,479	$28,821	$48,300

Oaktree Finance, LLC

Notes to Financial Statements (continued)

June 30, 2011

(dollar amounts in thousands)

NOTE 4 – Fair Value (continued):

The following table sets forth a summary of changes in the fair value of the Company’s Level III investments for the period from May 5, 2011 (commencement of operations) through June 30, 2011:

	Bank Debt / Senior Secured Loans	Corporate Debt / Subordinated Notes	Preferred Equity	Total
Balance, May 5, 2011	$—	$—	$—	$—
Purchases	23,976	3,929	494	28,399
Sales	—	—	—	—
Accretion of discount	9	1	—	10
Unrealized appreciation, net	336	76	—	412
Balance, June 30, 2011	$24,321	$4,006	$494	$28,821

Net change in unrealized appreciation attributable to assets still held at period end	$336	$76	$—	$412

There were no significant transfers between Level I, Level II or Level III during the period from May 5, 2011 (commencement of operations) through June 30, 2011.

NOTE 5 – Agreements:

Investment management agreement

The Company intends to enter into an investment management agreement with Oaktree. Subject to the overall supervision of the Board, Oaktree will provide investment advisory and management services to the Company. For providing these services, the Company will pay Oaktree a base management fee and incentive fee. The base management fee will be calculated at an annual rate of 1.5% of the Company’s gross assets payable quarterly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the borrowings made by the Company, and excludes cash and cash equivalents for one year following the date of pricing of the IPO. For the quarter of the Company’s operations in which the IPO is completed, the base management fee will begin accruing on the pricing date of the IPO and be calculated based on the value of the Company’s gross assets last determined prior to completion of the IPO. Subsequently, the base management fee will be calculated based on the average value of the Company’s gross assets at the end of the two most recently completed calendar quarters.

Oaktree Finance, LLC

Notes to Financial Statements (continued)

June 30, 2011

(dollar amounts in thousands)

NOTE 5 — Agreements (continued):

Investment management agreement (continued)

The incentive fee will have two components, which are as follows:

One component will be calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding calendar quarter and will be 20% of the amount, if any, by which the Company’s pre-incentive fee net investment income for the immediately preceding calendar quarter exceeds the 2% (which is 8% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, Oaktree will receive no incentive fee until the Company’s net investment income equals the hurdle rate of 2%, but then will receive, as a “catch-up,” 100% of the Company’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, Oaktree will receive 20% of the Company’s pre-incentive fee net investment income as if a hurdle rate did not apply. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement (as described below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income will include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities and obligations), accrued income that the Company has not yet received in cash.

Pre-incentive fee net investment income will not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The Company’s net investment income used to calculate this component of the incentive fee is included in the amount of its gross assets used to calculate the 1.5% base management fee. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

In addition, the calculation of the incentive fee based on the pre-incentive fee net investment income will be calculated on a quarterly basis and each quarter will be viewed as a discrete period.  There will be no requirement to ensure that the 2% pre-incentive fee net investment income hurdle is met for all prior quarters before an incentive fee is paid in a specific quarter.

The second component of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing on the first calendar year end date following the IPO, and equals 20% of the Company’s cumulative aggregate realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments have already been made to Oaktree.

Oaktree Finance, LLC

Notes to Financial Statements (continued)

June 30, 2011

(dollar amounts in thousands)

NOTE 5 – Agreements (continued):

Investment management agreement (continued)

Although the second component of the incentive fee due to the Company’s investment adviser will not be payable until it is contractually due based on the investment management agreement, the Company will accrue this second component in accordance with U.S. GAAP. This accrual will be calculated using the aggregate cumulative realized capital gains less cumulative realized capital losses, unrealized capital depreciation and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to Oaktree, as contractually included in the calculation of the second component of the incentive fee, plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then the Company will accrue an incentive fee equal to 20% of such amount. If such amount is negative, then there will be no accrual for such period. U.S. GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that such unrealized capital appreciation will be realized in the future.

The investment management agreement will continue for a period of two years from its effective date and will remain in effect from year to year thereafter if approved annually by the Board.  Notwithstanding the foregoing, the agreement that the Company intends to enter into may be terminated by either party without penalty upon not less than 60 days’ written notice to the other party.

Administration agreement

The Company intends to enter into an administration agreement with Oaktree under which Oaktree will provide administrative services to the Company. Pursuant to the administration agreement, Oaktree will furnish the Company with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities and also will perform, or oversee the performance of, the Company’s required administrative services, which would include, among other things, being responsible for the financial records which the Company is required to maintain and preparing reports to the Company’s stockholders. In addition, Oaktree will assist the Company in determining and publishing its net asset value, overseeing the preparation and filing of its tax returns and the printing and dissemination of reports to its stockholders, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. For providing these services, facilities and personnel, the Company will reimburse Oaktree for its allocable portion of overhead and other expenses incurred by Oaktree in performing its obligations under the administration agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of its chief financial officer and any administrative support staff (see Note 7). Under the administration agreement, Oaktree will also provide on the Company’s behalf managerial assistance to those portfolio companies that request such assistance. From time to time, Oaktree may pay amounts owed by the Company to third-party providers of goods or services. The Company will subsequently reimburse Oaktree for such amounts paid on its behalf. The administration agreement that the Company intends to enter into may be terminated by either party without penalty upon not less than 60 days’ written notice to the other party.

License agreement

The Company has entered into a license agreement with Oaktree under which Oaktree will agree to grant the Company a non-exclusive, royalty-free license to use the name “Oaktree.” Under this agreement, the Company would have a right to use the “Oaktree” name for so long as Oaktree or one of its affiliates is its investment adviser. Other than with respect to this limited license, the Company will have no legal right to the “Oaktree” name. This license agreement will remain in effect for so long as the investment management agreement with Oaktree is in effect.

Oaktree Finance, LLC

Notes to Financial Statements (continued)

June 30, 2011

(dollar amounts in thousands)

NOTE 6 – Commitments and Contingencies:

In the normal course of business, the Company enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred.  However, based on the experience of management, the Company expects the risk of loss to be remote.

As of June 30, 2011, the Company had an unfunded commitment to purchase $2,679 of debt of Hospitalists Management Group, LLC, an existing portfolio company.  This commitment is contingent upon certain acquisitions to be made by Hospitalists Management Group, LLC.

NOTE 7 – Related Party Transactions:

Oaktree has provided the Company with investment advisory services and administrative services necessary for the Company to operate since it commenced operations. The nature of these investment advisory services and administrative services is consistent with the anticipated investment management agreement and administration agreement, respectively (see Note 5). For the period from the commencement of operations through June 30, 2011, Oaktree allocated a total of $238 to the Company in connection with providing investment advisory services; of this total, $113 and $125 are included in management fees and incentive fees, respectively, in the accompanying statement of operations. For the period from the commencement of operations through June 30, 2011, Oaktree allocated a total of $168 to the Company in connection with providing administrative services; of this total, $159 and $9 are included in administrative expenses and other expenses, respectively, in the accompanying statement of operations.

The expenses allocated by Oaktree to the Company have been calculated based on the anticipated terms of the investment management agreement or the administration agreement, as appropriate. Incentive fees have been calculated using both aggregate cumulative realized capital gains / losses and unrealized capital appreciation / depreciation as if the fee was payable at the end of the reporting period.  The Company and Oaktree have not entered into the investment management agreement or administration agreement as of June 30, 2011. Accordingly, Oaktree has waived all amounts allocated to the Company for investment advisory and administrative services provided through June 30, 2011. Expenses waived totaled $406 for the period from the commencement of operations through June 30, 2011, and this amount is not subject to recoupment in the future.

During the period from the commencement of operations through June 30, 2011, affiliates of Oaktree paid certain expenses and offering costs in the amount of $126 on behalf of the Company. Such amounts will be reimbursed by the Company and are included in due to affiliates in the accompanying statement of assets and liabilities.

NOTE 8 – Subsequent Events:

Subsequent events have been reviewed through September 30, 2011.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Members of

Oaktree Finance, LLC

We have audited the accompanying statement of assets and liabilities of Oaktree Finance, LLC (the Company), including the schedule of investments, as of June 30, 2011 and the related statements of operations, changes in net assets, and cash flows for the period from May 5, 2011 (commencement of operations) through June 30, 2011. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Oaktree Finance, LLC at June 30, 2011, and the results of its operations, changes in net assets, and its cash flows for the period from May 5, 2011 (commencement of operations) through June 30, 2011, in conformity with U.S. generally accepted accounting principles.

/s/ Ernst & Young LLP

Los Angeles, California
September 30, 2011

Oaktree Finance, LLC

Statements of Assets and Liabilities

(in thousands)

	December 31, 2011 (unaudited)	June 30, 2011 (audited)
Assets
Investments in non-controlled / non-affiliated portfolio companies at fair value (amortized cost of $83,839 and $47,718, respectively)	$84,388	$48,300
Cash and cash equivalents	985	3,319
Deferred offering costs	583	382
Deferred debt issuance costs	1,124	—
Interest receivable	465	256
Fee income receivable	4	4
Prepaid expenses and other assets	38	—
Total assets	87,587	52,261

Liabilities
Accrued expenses and other liabilities	1,975	910
Due to affiliates	569	184
Total liabilities	2,544	1,094

Commitments and contingencies (Note 6)

Net assets	$85,043	$51,167

Net assets consists of:
Paid in capital	$82,960	$50,779
Accumulated net investment income / (loss)	1,426	(235)
Accumulated net realized gain on investments	108	41
Net unrealized appreciation on investments	549	582
Total net assets	$85,043	$51,167

Please see accompanying notes to financial statements.

Oaktree Finance, LLC

Statements of Operations

(in thousands)

	For the three months ended December 31, 2011	For the six months ended December 31, 2011
	(unaudited)	(unaudited)
Investment income
From non-controlled / non-affiliated investments:
Interest	$1,461	$2,523
Fees	34	39
Total investment income	1,495	2,562

Expenses
Management fees (Note 8)	280	489
Incentive fees (Note 8)	82	82
Administrative expenses (Note 8)	197	435
Professional fees	217	484
Credit facility expenses	117	117
Directors fees	99	191
Organizational expenses	14	88
Custody fees	3	6
Other	16	39
Total expenses	1,025	1,931

Expenses waived (Note 8)	(569)	(1,030)

Net investment income	1,039	1,661

Net realized gain and change in unrealized appreciation on investments
Net realized gain on non-controlled / non-affiliated investments	4	67
Net change in unrealized appreciation on non-controlled / non-affiliated investments	400	(33)
Net realized gain and change in unrealized appreciation on investments	404	34

Net increase in net assets resulting from operations	$1,443	$1,695

Please see accompanying notes to financial statements.

Oaktree Finance, LLC

Statement of Changes in Net Assets

(in thousands)

For the six months ended December 31, 2011
(unaudited)
Increase (decrease) in net assets
Operations:
Net investment income	$1,661
Net realized gain on investments	67
Net change in unrealized appreciation on investments	(33)
Net increase in net assets resulting from operations	1,695

Capital activity:
Contributions from members	32,181

Total increase in net assets	33,876

Net assets
Net assets at beginning of period	51,167

Net assets at end of period	$85,043

Please see accompanying notes to financial statements.

Oaktree Finance, LLC

Statement of Cash Flows

(in thousands)

For the six months ended December 31, 2011
(unaudited)
Cash flows from operating activities:
Net increase in net assets resulting from operations	$1,695
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(41,096)
Proceeds from sales and repayments of investments	5,201
Net accretion of discount on debt investments	(69)
Paid-in-kind interest	(90)
Net realized gain on investments	(67)
Net change in unrealized appreciation on investments	33
Amortization of debt issuance costs	70
Changes in assets and liabilities:
Interest receivable	(209)
Prepaid expenses and other assets	(38)
Accrued expenses and other liabilities	465
Due to affiliates	355
Net cash used in operating activities	(33,750)

Cash flows from financing activities
Contributions from members	32,181
Debt issuance costs	(765)
Net cash provided by financing activities	31,416

Total decrease in cash and cash equivalents	(2,334)

Cash and cash equivalents at beginning of period	3,319

Cash and cash equivalents at end of period	$985

See Note 2 for discussion of non-cash financing activities

Please see accompanying notes to financial statements.

Oaktree Finance, LLC

Schedule of Investments

As of December 31, 2011

(unaudited)

(in thousands, except shares)

Principal Amount / No. of Shares	Investment Securities (1), (2), (3)	Maturity	Interest (4), (5)	Cost	Fair Value

	Commercial Services & Supplies (6.5% of net assets)
$4,920	FFR DSI Holdings, Inc., Senior Subordinated Notes	1/10/2018	11% Cash, plus 2% PIK	$4,828	$4,920
5,761	FFR DSI Holdings, Inc., Common Stock			576	576

	Total Commercial Services & Supplies			5,404	5,496

	Food & Staples Retailing (14.6% of net assets)
$12,500	Grocery Outlet, Inc., Senior Secured First Lien Term Loan	12/15/2017	LIBOR + 9%, LIBOR floor of 1.50%	12,128	12,438

	Healthcare Providers & Services (15.5% of net assets)
$12,259	Hospitalists Management Group, LLC, Senior Secured First Lien Term Loan	5/4/2017	LIBOR+ 4.50%, LIBOR floor of 1.50% (6)	12,060	11,990
$1,222	Hospitalists Management Group, LLC, Senior Secured First Lien Delayed Drawdown Acquisition Term Loan	5/4/2017	LIBOR+ 4.50%, LIBOR floor of 1.50%	1,222	1,163

	Total Healthcare Providers & Services			13,282	13,153

	Industrial Conglomerates (5.3% of net assets)
$3,895	Protective Industries, Inc., Senior Subordinated Notes	11/23/2017	11.25% Cash, plus 2% PIK	3,822	3,895
$154	PII Holdings, Inc., Senior Subordinated Holdco Notes	5/23/2018	8% Cash, plus 7.25% PIK	154	154
509,863	PII Holdings, LLC, Preferred Equity			494	494

	Total Industrial Conglomerates			4,470	4,543

Please see accompanying notes to financial statements.

Oaktree Finance, LLC

Schedule of Investments (continued)

As of December 31, 2011

(unaudited)

(in thousands, except shares)

Principal Amount / No. of Shares	Investment Securities (1), (2), (3)	Maturity	Interest (4), (5)	Cost	Fair Value

	Machinery (13.7% of net assets)
$11,940	Restaurant Technologies, Inc., Senior Secured First Lien Term Loan	5/16/2017	LIBOR + 4.75%, LIBOR floor of 1.25%	$11,833	$11,665
	Paper & Forest Products (11.7% of net assets)
$10,000	Hoffmaster Group, Inc., Senior Secured Second Lien Term Loan	1/3/2019	LIBOR + 9.50%, LIBOR floor of 1.50% (6)	9,801	9,912

	Software (16.8% of net assets)
$14,438	Iron Acquisition Company, Inc., Senior Secured First Lien Term Loan	5/9/2016	LIBOR + 4.75%, LIBOR floor of 1.5%	14,312	14,293

	Trading Companies & Distributors (15.2% of net assets)
$11,620	Align Aerospace, Inc. Senior Secured Second Lien Notes	2/26/2017	11.50% Cash, plus 1.50% PIK	11,341	11,620
12,676	Align Aerospace Holding, Inc., Common Stock			1,268	1,268

	Total Trading Companies & Distributors			12,609	12,888

	Total Investments (99.2% of net assets)			$83,839	84,388

	Excess of Cash and Other Assets over Liabilities (0.8% of net assets)				655

	Net Assets (100.0%)				$85,043

(1)

The Company generally acquires investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Company’s investments are therefore generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.

(2)	Securities are issued by U.S. companies.

(3)

None of the Company’s portfolio companies is controlled or affiliated as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, the Company would “Control” a portfolio company if it owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company, and the Company would be considered to be an “Affiliated Person” of a portfolio company if it owned more than 5%, but less than 25%, of such portfolio company’s outstanding voting securities.

(4)	Unless specified otherwise, all interest rates are cash interest rates.

(5)	Investments without an interest rate are non-income producing.

(6)

The borrower may elect for interest to be calculated based on the Prime Rate plus a spread.  The borrower elected this option for the interest period that includes December 31, 2011.  The interest rates for the Hospitalists Management Group, LLC Senior Secured First Lien Term Loan and the Hoffmaster Group, Inc., Senior Secured Second Lien Term Loan were 6.75% and 11.75%, respectively, as of December 31, 2011.

Please see accompanying notes to financial statements.

Oaktree Finance, LLC

Schedule of Investments

As of June 30, 2011

(audited)

(in thousands, except shares)

Principal Amount / No. of Shares	Investment Securities (1), (2), (3)	Maturity	Interest (4), (5)	Cost	Fair Value

	Chemicals (8.8% of net assets)
$4,500	Potters Holdings II, L.P., Senior Secured First Lien Term Loan	5/6/2017	LIBOR + 4.50%, LIBOR floor of 1.5%	$4,456	$4,517

	Healthcare Providers & Services (24.1% of net assets)
$12,321	Hospitalists Management Group, LLC, Senior Secured First Lien Term Loan	5/4/2017	LIBOR+ 4.50%, LIBOR floor of 1.50% (6)	12,102	12,321

	Industrial Conglomerates (8.8% of net assets)
$3,857	Protective Industries, Inc., Senior Subordinated Notes	11/23/2017	11.25% Cash, plus 2% PIK	3,781	3,857
$149	PII Holdings, Inc., Senior Subordinated Holdco Notes	5/23/2018	8% Cash, plus 7.25% PIK	149	149
509,863	PII Holdings, LLC, Preferred Equity			494	494

	Total Industrial Conglomerates			4,424	4,500

	Machinery (23.5% of net assets)
$12,000	Restaurant Technologies, Inc., Senior Secured First Lien Term Loan	5/16/2017	LIBOR + 4.75%, LIBOR floor of 1.25%	11,883	12,000

Please see accompanying notes to financial statements.

Oaktree Finance, LLC

Schedule of Investments (continued)

As of June 30, 2011

(audited)

(in thousands, except shares)

Principal Amount / No. of Shares	Investment Securities (1), (2), (3)	Maturity	Interest (4), (5)	Cost	Fair Value

	Software (29.2% of net assets)
$15,000	Iron Acquisition Company, Inc., Senior Secured First Lien Term Loan	5/9/2016	LIBOR + 4.75%, LIBOR floor of 1.5%	14,853	14,962

	Total Investments (94.4% of net assets)			$47,718	48,300

	Excess of Cash and Other Assets over Liabilities (5.6% of net assets)				2,867

	Net Assets (100.0%)				$51,167

(1)

The Company generally acquires investments in private transactions exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Company’s investments are therefore generally subject to certain limitations on resale, and may be deemed to be “restricted securities” under the Securities Act.

(2)	Securities are issued by U.S. companies.

(3)

None of the Company’s portfolio companies is controlled or affiliated as defined by the Investment Company Act of 1940, as amended (the “1940 Act”). In general, under the 1940 Act, the Company would “Control” a portfolio company if it owned more than 25% of its outstanding voting securities and/or had the power to exercise control over the management or policies of such portfolio company, and the Company would be considered to be an “Affiliated Person” of a portfolio company if it owned more than 5%, but less than 25%, of such portfolio company’s outstanding voting securities.

(4)	Unless specified otherwise, all interest rates are cash interest rates.

(5)	Investments without an interest rate are non-income producing.

(6)

The borrower may elect for interest to be calculated based on the Prime Rate plus a spread. The borrower elected this option for the quarterly interest period that includes June 30, 2011. As of June 30, 2011, the interest rate on this investment was 6.75%.

Please see accompanying notes to financial statements.

Oaktree Finance, LLC

Notes to Financial Statements

December 31, 2011

(unaudited)

(dollar amounts in thousands)

NOTE 1 — Organization:

Oaktree Finance, LLC (the “Company”), a Delaware limited liability company, was formed on March 3, 2011 and commenced operations on May 5, 2011.  Oaktree Capital II, L.P. and Oaktree Fund GP II, L.P., affiliates of Oaktree Capital Management, L.P. (“Oaktree”), own 99.9% and 0.1%, respectively, of the membership interests in the Company.  Oaktree serves as the manager of the Company.

The Company intends to issue common equity in its initial public offering (“IPO”).  In connection with the IPO, the Company will convert into Oaktree Finance Corp., a Delaware corporation that will operate as a non-diversified closed-end management investment company, and will elect to be treated as a business development company under the Investment Company Act of 1940, as amended.  The Company is externally managed by Oaktree, which also provides the administrative services necessary for the Company to operate.

The Company’s investment objective is to generate attractive risk-adjusted returns.  The Company seeks to achieve its investment objective through current income and capital appreciation by investing in senior loans, mezzanine debt, subordinated debt and equity securities issued by larger middle-market companies across a broad range of industries. In general, the Company expects that its investments will consist primarily of senior loans, including first lien, unitranche and second lien debt instruments, and secondarily of mezzanine and subordinated debt.

NOTE 2 — Significant Accounting Policies:

Principles of accounting

The accompanying financial statements were prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”).  The preparation of these statements requires the Company to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period.  Actual results could differ from these estimates.

Interim financial statements are prepared in accordance with U.S. GAAP for interim financial information; accordingly, they do not include all of the information and notes required by U.S. GAAP for annual financial statements. In the opinion of management, all adjustments, consisting solely of normal recurring accruals considered necessary for the fair presentation of financial statements for the interim period, have been included. The current period’s results of operations may not necessarily be indicative of results that ultimately may be achieved for the fiscal year ending June 30, 2012.

Cash and cash equivalents

The Company considers all highly liquid cash investments, primarily investments in money market funds and collective trusts which operate similar to a money market fund, to be cash equivalents. Cash equivalents are considered a Level I investment under the U.S. GAAP fair value hierarchy.

Investment valuations

U.S. GAAP establishes a hierarchal disclosure framework, which prioritizes the inputs used in measuring investments at fair value into three levels based on their market observability.  Market price observability is affected by a number of factors, including the type of instrument and the characteristics specific to the instrument.  Financial instruments with readily available quoted prices from an active market or for which fair value can be measured based on actively quoted prices generally will have a higher degree of market price observability and a lesser degree of judgment inherent in measuring fair value.

Oaktree Finance, LLC

Notes to Financial Statements (continued)

December 31, 2011

(unaudited)

(dollar amounts in thousands)

Investments measured and reported at fair value are classified and disclosed in one of the following categories:

•                  Level I — Quoted unadjusted prices for identical instruments in active markets to which the Company has access at the date of measurement. The types of investments in Level I include exchange-traded equities, debt and derivatives with quoted prices.

•                  Level II — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs are directly or indirectly observable. Level II inputs include prices in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers, as well as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, and default rates. The types of investments in Level II generally include corporate bonds and loans, government and agency securities, less liquid and restricted equity investments, over-the-counter traded derivatives and other investments where the fair value is based on observable inputs.

•                  Level III — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Company’s own assumptions about the assumptions market participants would use to price the investment based on the best available information. The types of investments in Level III include non-publicly traded equity, debt, and derivatives.

In some instances, inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such instances, the investment’s level within the fair value hierarchy is based on the lowest of the three levels (with Level III being the lowest) that is significant to the value measurement.  The Company’s assessment of the significance of an input requires judgment and considers factors specific to the investment. The Company recognizes transfers into and out of each level of the fair value hierarchy as of the beginning of the reporting period.

Management and the Company’s board of directors (the “Board”) value the investments of the Company based upon the principles and methods of valuation summarized below.

Securities listed on one or more national securities exchanges are valued at their last reported sales price on the date of valuation.  If no sale occurred on the valuation date, the security is valued at the mean of the last “bid” and “ask” prices on the valuation date.  Securities that are not marketable due to legal restrictions that may limit or restrict transferability are generally valued at a discount from quoted market prices, as determined by or under the direction of the Board.  The discount would reflect the amount market participants would require due to the risk relating to the inability to access a public market for the security for the specified period and would vary depending on the nature and duration of the restriction and the risk and volatility of the underlying securities.  Securities with longer duration restrictions or higher volatility are generally valued at a higher discount.  Such discounts are generally estimated based on put option models or analysis of market studies.  There have been no instances where discounts have been applied to quoted prices of restricted listed securities.

Securities which are not listed or admitted to trading on any securities exchange but for which over-the-counter or other similar quotations are readily available (including securities for which the principal market is the over-the-counter market) are valued at the average mean of the last “bid” and “ask” prices (or if no such “bid” or “ask” prices are reported, the closing sales price) on the valuation date based on quotations supplied by recognized quotation services or by reputable broker-dealers. Securities and obligations for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board.

Oaktree Finance, LLC

Notes to Financial Statements (continued)

December 31, 2011

(unaudited)

(dollar amounts in thousands)

With respect to securities for which market quotations are not readily available, the Board will undertake a multi-step valuation process each quarter, as described below:

•                                          the quarterly valuation process begins with each portfolio company or security being initially valued by the Oaktree investment team responsible for the portfolio investment;

•                                          preliminary valuation conclusions are then documented and discussed with the Company’s senior management;

•                                          on a periodic basis, but not less often than annually, preliminary valuations not based on readily available market quotations will be submitted for review by third-party valuation firms;

•                                          the audit committee of the Board (the “Audit Committee”) will review the preliminary valuations of Oaktree’s investment professionals, the Company’s senior management and independent valuation firms; and

•                                          the Board discusses valuations and determines the fair value of each security in the Company’s portfolio in good faith based on the input of Oaktree, the respective independent valuation firms and the Audit Committee.

In determining the fair value of securities that are not publicly traded and as part of the valuation process of debt securities, the Board will consider the market-yield approach based on the expected future cash flows of the debt securities or obligations discounted based on estimated current market rates.  Discounted cash flow calculations are adjusted to reflect current market considerations and/or the perceived credit risk of the portfolio companies.

Additionally, in determining the fair value of debt and equity securities that are not publicly traded, the Board may also seek to establish the total enterprise value of underlying portfolio companies using a market multiple or discounted cash flow approach that takes into account specific financial measures (such as EBITDA, adjusted EBITDA, free cash flow, net income, book value, or net asset value) believed to be most relevant for the given investment.  Valuations may be derived by reference to observable valuation measures for comparable companies or transactions (e.g., multiplying a key performance metric of the portfolio company by a relevant valuation multiple observed in the range of comparable companies or transactions), adjusted by the Board for the difference between the portfolio company and the reference comparables. Considerations may also be given to such factors as acquisition price of the security, historical and projected operational and financial results for the portfolio company, the strengths and weaknesses of the portfolio company relative to its comparable companies, industry trends, general economic and market conditions and other relevant factors.  The valuation of securities may be impacted by expectations of investors’ receptiveness to a public offering of the securities, the size of the holding of the securities and any associated control, information with respect to transactions or offers for the securities (including the transaction pursuant to which the investment was made and the period of time elapsed from the date of the investment to the valuation date) and applicable restrictions on the transferability of the securities.

The valuation methodologies for securities that are not publicly traded  involve a significant degree of management judgment.  Accordingly, valuations do not necessarily represent the amounts which may eventually be realized from sales or other dispositions of investments.  Fair values may differ from the values that would have been used had a ready market for the investment existed, and the differences could be material to the financial statements.

Investment transactions

The Company records investment transactions on the trade date.  Realized gains and losses on investments are recorded on a specific identification basis.

Oaktree Finance, LLC

Notes to Financial Statements (continued)

December 31, 2011

(unaudited)

(dollar amounts in thousands)

The Company records income on an accrual basis unless collection is deemed to be doubtful or the related investment is in default.  Discounts and premium to the par value of securities at the time of funding or purchase are accreted / amortized into interest income using the effective yield method or straight-line method, as applicable, over the life of the security.

Debt securities and obligations are generally placed on non-accrual status when there is reasonable doubt that principal or interest will be collected in full. Accrued and unpaid interest is generally reversed when a debt security or obligation is placed on non-accrual status. Interest payments received on non-accrual debt securities and obligations may be recognized as income or applied to principal depending upon the Company’s judgment regarding collectability. Non-accrual debt securities and obligations are restored to accrual status when past due principal and interest is paid and, in the Company’s judgment, are likely to remain current. The Company may make exceptions to this policy if the debt security or obligation has sufficient collateral value and is in the process of collection.

The Company may hold investments which provide that interest and dividends are partially payable in-kind (“PIK”) rather than in cash. PIK investments offer issuers the option at each payment date of making payments in cash or in additional securities. When additional securities are received, they typically have the same terms, including maturity dates and interest rates as the original securities issued. PIK interest and dividends are computed at the contractual rate and are accrued into income and reflected as receivable up to the payment or capitalization date. On these payment dates, the Company capitalizes the accrued interest or dividends receivable (reflecting such amounts as the cost basis in the additional securities received). Upon capitalization, PIK is subject to the fair value estimates associated with the related investments. PIK generally becomes due at maturity of the investment or upon the investment being called by the issuer.

Fee income

Fee income includes commitment fees, credit facility fees, and amendment fees. Commitment fees are recorded as a reduction in the cost basis of the related investment and accreted into interest income over the respective term of the investment. Credit facility fees are received in connection with arrangements whereby the Company has agreed to fund amounts in the future such as delayed draw term loans and revolving credit facilities. Amendment fees are received in situations whereby the Company provides its consent to modifications to the terms of an investment (typically a debt investment).  Credit facility fees and amendment fees are recognized as income when earned.

Organizational expenses and offering costs

Organizational expenses consist principally of legal fees incurred in connection with the organization of the Company and have been expensed as incurred.

Deferred offering costs related to the IPO will be charged to capital upon the receipt of the capital to be raised. These offering costs are recognized as incurred and are subject to change upon the completion of the IPO.  Additional offering costs, which will consist principally of underwriting fees and legal costs, are not yet estimable.

Deferred debt issuance costs

The Company capitalizes origination costs related to its debt arrangements. These costs are deferred and amortized using the straight-line method over the stated life of the obligation which approximates the effective yield method.

Oaktree Finance, LLC

Notes to Financial Statements (continued)

December 31, 2011

(unaudited)

(dollar amounts in thousands)

Non-cash financing activities

Non-cash financing activities arise when transactions affect recognized assets or liabilities of the Company in connection with financing activities, but do not result in cash receipts or cash payments in the reporting period. The Company discloses these amounts as supplemental information to the accompanying statement of cash flows. For the six months ended December 31, 2011, non-cash financing activities consist of $429 and $201 in debt issuance costs and equity offering costs, respectively, that have been accrued, but not paid.  Of the total amount of non-cash financing activities, $600 and $30 have been accrued within accrued expenses and other liabilities and due to affiliates, respectively, in the accompanying statement of assets and liabilities during the six months ended December 31, 2011.

Income taxes

As a limited liability company, the Company is not subject to U.S. federal income tax.  Rather, for U.S. federal income tax purposes, each member of the Company that is subject to U.S. tax is required to take into account its distributive share of each item of the Company’s income, gain, loss, deduction and credit, whether or not distributed.  Consequently, no income tax provision has been made in the accompanying financial statements, as individual members are responsible for their proportionate share of the Company’s net taxable income. Interest, dividends and other income realized by the Company from non-U.S. sources and capital gains realized on the sale of securities of non-U.S. issuers may be subject to withholding and other taxes levied by the jurisdiction in which the income is sourced.  The Company intends to file tax returns as prescribed by the tax laws of the jurisdictions in which it operates.

Management determines whether a tax position of the Company is more likely than not to be sustained upon examination, including resolution of any related appeals or litigation processes, based on the technical merits of the position. For tax positions meeting the more likely than not threshold, the maximum tax benefit recognized is limited to the amount that is more than 50% likely to be realized upon ultimate settlement. The Company has analyzed the tax positions expected to be taken on the Company’s tax returns for all major jurisdictions, and has concluded that no provision for income taxes is required in the Company’s financial statements. The Company’s tax returns for tax years for which the applicable statutes of limitation have not expired will be subject to examination by federal, state, local and foreign jurisdictions, where applicable. The Company has no examinations in progress.

Risks and uncertainties

The Company places its cash and cash equivalents with financial institutions and, at times, cash held in money market accounts may exceed the Federal Deposit Insurance Corporation insured limit.

Investments in debt securities and obligations have exposure to certain degrees of risk, including interest rate, market risk, and the potential non-payment of principal and interest, including default or bankruptcy of the issuer. Debt securities and obligations are generally subject to prepayment risk, which will affect the maturity of such securities and obligations. The Company may enter into debt participation agreements through contractual relationships with a third party selling such participations but not with the borrower. As a result, the Company assumes the credit risk of the borrower and the selling participant.

The Company invests in mezzanine securities (subordinated notes), which are typically junior in credit standing and are added to the capital structure of companies being bought out or readied for growth in order to leverage the equity capital to a degree not possible within the parameters set by senior lenders.  Investments in such entities are considered speculative and involve substantial risk of principal loss.

Oaktree Finance, LLC

Notes to Financial Statements (continued)

December 31, 2011

(unaudited)

(dollar amounts in thousands)

In addition, investments are subject to concentration and industry risk.  Such concentrations may subject the investments to additional risks resulting from changes in political, regulatory, or economic conditions in such industry which could cause the investments and their markets to be less liquid and prices more volatile. Investment performance of a few sectors may have a significant impact on the performance of the Company.

New accounting standards

On May 12, 2011, the Financial Accounting Standards Board issued Accounting Standards Update No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (the “ASU”). The ASU specifies that the concepts of highest and best use and valuation premise in a fair value measurement are only relevant when measuring the fair value of nonfinancial assets and are not relevant when measuring the fair value of financial assets or of liabilities.  The ASU clarifies that a reporting entity should disclose quantitative information about the unobservable inputs used in a fair value measurement that is categorized within Level III of the fair value hierarchy. The ASU also requires additional disclosure regarding the valuation processes used by the reporting entity and the sensitivity of fair value measurements to changes in unobservable inputs and the interrelationships between those unobservable inputs, if any, for fair value measurements categorized within Level III of the fair value hierarchy.  The ASU is effective during interim and annual periods beginning after December 15, 2011. The Company is currently evaluating the effect that the ASU may have on the Company’s financial statements.

NOTE 3 — Investments:

For the six months ended December 31, 2011, the Company purchased investments in four new portfolio companies and funded an investment pursuant to a previously existing commitment; the cost of these purchases totaled $41,096.  The aggregate principal amount of debt investments purchased during this period was $40,216; the cost of these debt investments, net of applicable market discounts and/or commitment fees received, was $39,252. The Company sold one portfolio company and received principal payments from three portfolio companies; proceeds from the sale and principal payments totaled $4,517 and $684, respectively, for the six months ended December 31, 2011.

As of December 31, 2011 and June 30, 2011, we had no investments on non-accrual status.

Oaktree Finance, LLC

Notes to Financial Statements (continued)

December 31, 2011

(unaudited)

(dollar amounts in thousands)

NOTE 4 — Fair Value:

The table below summarizes the valuation of the Company’s investments by the U.S. GAAP fair value hierarchy levels as of December 31, 2011:

Investment Type	Level I	Level II	Level III	Total

Senior Secured Debt	$—	$12,438	$39,111	$51,549
Senior Secured Second Lien Debt	—	9,912	11,620	21,532
Subordinated Debt	—	—	8,969	8,969
Preferred Equity	—	—	494	494
Common Equity	—	—	1,844	1,844
	$—	$22,350	$62,038	$84,388

The table below summarizes the valuation of the Company’s investments by the U.S. GAAP fair value hierarchy levels as of June 30, 2011:

Investment Type	Level I	Level II	Level III	Total

Senior Secured Debt	$—	$19,479	$24,321	$43,800
Subordinated Debt	—	—	4,006	4,006
Preferred Equity	—	—	494	494
	$—	$19,479	$28,821	$48,300

The following table sets forth a summary of changes in the fair value of the Company’s Level III investments as of and for the six months ended December 31, 2011:

		Senior
	Senior	Secured
	Secured	Second Lien	Subordinated	Preferred	Common
	Debt	Debt	Debt	Equity	Equity	Total
Balance, June 30, 2011	$24,321	$—	$4,006	$494	$—	$28,821
Purchases	1,222	11,329	4,776	—	1,844	19,171
Principal payments	(684)	—	—	—	—	(684)
Transfers in	14,962	—	—	—	—	14,962
Accretion of discount	44	12	9	—	—	65
Paid-in-kind interest	—	—	89	—	—	89
Unrealized appreciation / (depreciation), net	(761)	279	89	—	—	(393)
Realized gain, net	7	—	—	—	—	7
Balance, December 31, 2011	$39,111	$11,620	$8,969	$494	$1,844	$62,038

Net increase (decrease) in unrealized appreciation attributable to assets still held at period end	$(754)	$279	$89	$—	$—	$(386)

During the six months ended December 31, 2011, one investment transferred from Level II to Level III principally due to the lack of an active trading market.

There were no significant transfers between Level I and Level II during the six months ended December 31, 2011.

Oaktree Finance, LLC

Notes to Financial Statements (continued)

December 31, 2011

(unaudited)

(dollar amounts in thousands)

NOTE 5 — Agreements:

Investment management agreement

On October 7, 2011, the Company entered into an investment management agreement with Oaktree. Subject to the overall supervision of the Board, Oaktree provides investment advisory and management services to the Company. For providing these services, the Company will pay Oaktree a base management fee and incentive fee. The base management fee will be calculated at an annual rate of 1.5% of the Company’s gross assets payable quarterly in arrears. For purposes of calculating the base management fee, the term “gross assets” includes any assets acquired with the borrowings made by the Company, and excludes cash and cash equivalents for one year following the date of pricing of the IPO. For the quarter of the Company’s operations in which the IPO is completed, the base management fee will begin accruing on the pricing date of the IPO and be calculated based on the value of the Company’s gross assets last determined prior to completion of the IPO. Subsequently, the base management fee will be calculated based on the average value of the Company’s gross assets at the end of the two most recently completed calendar quarters.

The incentive fee has two components, which are as follows:

One component will be calculated and payable quarterly in arrears based on the Company’s pre-incentive fee net investment income for the immediately preceding calendar quarter and will be 20% of the amount, if any, by which the Company’s pre-incentive fee net investment income for the immediately preceding calendar quarter exceeds the 2% (which is 8% annualized) hurdle rate and a “catch-up” provision measured as of the end of each calendar quarter. Under this provision, in any calendar quarter, Oaktree will receive no incentive fee until the Company’s net investment income equals the hurdle rate of 2%, but then will receive, as a “catch-up,” 100% of the Company’s pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.5%. The effect of this provision is that, if pre-incentive fee net investment income exceeds 2.5% in any calendar quarter, Oaktree will receive 20% of the Company’s pre-incentive fee net investment income as if a hurdle rate did not apply. For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that the Company receives from portfolio companies) accrued during the calendar quarter, minus the Company’s operating expenses for the quarter (including the base management fee, expenses payable under the administration agreement (as described below), and any interest expense and any dividends paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-incentive fee net investment income will include, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities and obligations), accrued income that the Company has not yet received in cash.

Pre-incentive fee net investment income will not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. The Company’s net investment income used to calculate this component of the incentive fee is included in the amount of its gross assets used to calculate the 1.5% base management fee. These calculations will be appropriately prorated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

In addition, the calculation of the incentive fee based on the pre-incentive fee net investment income will be calculated on a quarterly basis and each quarter will be viewed as a discrete period.  There will be no requirement to ensure that the 2% pre-incentive fee net investment income hurdle is met for all prior quarters before an incentive fee is paid in a specific quarter.

Oaktree Finance, LLC

Notes to Financial Statements (continued)

December 31, 2011

(unaudited)

(dollar amounts in thousands)

The second component of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment management agreement, as of the termination date), commencing on the first calendar year end date following the IPO, and equals 20% of the Company’s cumulative aggregate realized capital gains less cumulative realized capital losses, unrealized capital depreciation (unrealized depreciation on a gross investment-by-investment basis at the end of each calendar year) and all capital gains upon which prior performance-based capital gains incentive fee payments have already been made to Oaktree.

Although the second component of the incentive fee due to the Company’s investment adviser will not be payable until it is contractually due based on the investment management agreement, the Company will accrue this second component in accordance with U.S. GAAP. This accrual will be calculated using the aggregate cumulative realized capital gains less cumulative realized capital losses, unrealized capital depreciation and all capital gains upon which prior performance-based capital gains incentive fee payments were previously made to Oaktree, as contractually included in the calculation of the second component of the incentive fee, plus the aggregate cumulative unrealized capital appreciation. If such amount is positive at the end of a period, then the Company will accrue an incentive fee equal to 20% of such amount. If such amount is negative, then there will be no accrual for such period. U.S. GAAP requires that the capital gains incentive fee accrual consider the cumulative aggregate unrealized capital appreciation in the calculation, as a capital gains incentive fee would be payable if such unrealized capital appreciation were realized. There can be no assurance that such unrealized capital appreciation will be realized in the future.

The investment management agreement will continue for a period of two years from its effective date and will remain in effect from year to year thereafter if approved annually by the Board.  Notwithstanding the foregoing, the agreement  may be terminated by either party without penalty upon not less than 60 days’ written notice to the other party.

Administration agreement

On October 7, 2011, the Company entered into an administration agreement with Oaktree under which Oaktree  provides administrative services to the Company. Pursuant to the administration agreement, Oaktree furnishes the Company with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities and performs, or oversees the performance of, the Company’s required administrative services, which include, among other things, being responsible for the financial records which the Company is required to maintain and preparing related reports. In addition, Oaktree assists the Company in determining and publishing its net asset value, overseeing the preparation and filing of its tax returns and the printing and dissemination of financial reports, and generally overseeing the payment of the Company’s expenses and the performance of administrative and professional services rendered to the Company by others. For providing these services, facilities and personnel, beginning on the date of pricing of the IPO, the Company will reimburse Oaktree for its allocable portion of overhead and other expenses incurred by Oaktree in performing its obligations under the administration agreement, including rent, the fees and expenses associated with performing compliance functions and the Company’s allocable portion of the compensation of its chief financial officer and any administrative support staff (see Note 8). Under the administration agreement, Oaktree also provides on the Company’s behalf managerial assistance to those portfolio companies that request such assistance. From time to time, Oaktree may pay amounts owed by the Company to third-party providers of goods or services. The Company will subsequently reimburse Oaktree for such amounts paid on its behalf. The administration agreement may be terminated by either party without penalty upon not less than 60 days’ written notice to the other party.

Oaktree Finance, LLC

Notes to Financial Statements (continued)

December 31, 2011

(unaudited)

(dollar amounts in thousands)

License agreement

On October 7, 2011, the Company entered into a license agreement with Oaktree under which Oaktree agreed to grant the Company a non-exclusive, royalty-free license to use the name “Oaktree.” Under this agreement, the Company has a right to use the “Oaktree” name for so long as Oaktree or one of its affiliates is its investment adviser. Other than with respect to this limited license, the Company has no legal right to the “Oaktree” name. This license agreement will remain in effect for so long as the investment management agreement with Oaktree is in effect.

NOTE 6 — Commitments and Contingencies:

In the normal course of business, the Company enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred.  However, based on the experience of management, the Company expects the risk of loss to be remote.

As of December 31, 2011, the Company had the following unfunded investment commitments:

Unfunded
Investment Securities	Commitment Amount
Align Aerospace, Inc. Senior Secured Second Lien Notes	$2,113

Hospitalists Management Group, LLC, Senior Secured First Lien Delayed Drawdown Acquisition Term Loan	1,457

Investment commitments are contingent upon terms specified within the respective credit agreement; typical contingencies include a portfolio company’s cash needs for working capital, capital expenditures, or acquisitions.

NOTE 7 — Credit Facility:

On October 7, 2011, the Company entered into a senior secured revolving credit agreement with Goldman Sachs Bank USA and SunTrust Robinson Humphrey, Inc., as joint lead arrangers, SunTrust Bank, as administrative agent, and the lenders from time to time party thereto (the “Senior Credit Facility”), that provides the Company with an initial borrowing capacity of $75 million. The Senior Credit Facility will survive the contemplated IPO and will provide the Company with the ability to borrow an additional $150 million if certain specified conditions are met, including completion of a qualified IPO. The Senior Credit Facility also contains an accordion feature allowing the Company to increase its borrowing capacity if certain specified conditions are met. The commitments under the Senior Credit Facility will expire in 2014 and the Senior Credit Facility will mature in 2015. The Senior Credit Facility is secured by the investments and cash held by the Company.

The Senior Credit Facility generally bears interest at a rate of LIBOR plus a spread of 1.75% prior to the completion of a qualified IPO and a spread of 2.75% after completion of a qualified IPO.  The Company is also required to pay an annual commitment fee of 0.20% and 0.375% pre and post IPO, respectively, based on the total undrawn portion of the Senior Credit Facility.

The Senior Credit Facility includes customary financial covenants and operating covenants, including: periodic financial reporting requirements, limitations on the incurrence of additional indebtedness, limitations on liens that can be placed on the Company’s assets, limitations on the investments that the Company can make (other than in the ordinary course of the Company’s business), and limitations on distributions. The Senior Credit Facility is subject to a borrowing base that applies specified advance rates to assets held by the Company.  Additionally, the Senior Credit Facility is subject to an asset coverage ratio which specifies that asset coverage cannot be less than 2.00 to 1 immediately after giving effect to the incurrence of any indebtedness. Upon completion of a qualified IPO, the Company will also be subject to additional financial covenants, including a minimum shareholders’ equity test and a liquidity test. As of December 31, 2011, the Company is in compliance with its covenants.

Oaktree Finance, LLC

Notes to Financial Statements (continued)

December 31, 2011

(unaudited)

(dollar amounts in thousands)

The Company capitalized debt issuance costs totaling $1,194 in connection with entering into the Senior Credit Facility.  These costs consist primarily of legal fees and an upfront fee paid to the lenders, and are being amortized over the life of the Senior Credit Facility. During the three and six months ended December 31, 2011 amortization totaled $70 and is included in Credit facility costs in the accompanying statements of operations.

As of December 31, 2011, there were no outstanding borrowings under the Senior Credit Facility.

NOTE 8 — Related Party Transactions:

Oaktree has provided the Company with investment advisory services and administrative services necessary for the Company to operate since it commenced operations. The nature of these investment advisory services and administrative services is consistent with the investment management agreement and administration agreement, respectively (see Note 5). For the three and six months ended December 31, 2011, Oaktree allocated a total of $362 and $571, respectively, to the Company in connection with providing investment advisory services; these amounts are included in management fees and incentive fees in the accompanying statements of operations. For the three and six months ended December 31, 2011, Oaktree allocated a total of $207 and $459, respectively, to the Company in connection with providing administrative services. Of these totals, $197 and $435 are included in administrative expenses and $10 and $24 are included in other expenses in the accompanying statements of operations for the three and six months ended December 31, 2011, respectively.

The expenses allocated by Oaktree to the Company have been calculated based on the terms of the investment management agreement or the administration agreement, as appropriate. Incentive fees have been calculated using both aggregate cumulative realized capital gains / losses and unrealized capital appreciation / depreciation as if the fee was payable at the end of the reporting period.  The investment management agreement and administration agreement (see Note 5) specify that fees for providing such services do not commence accruing until the pricing date of the IPO. Accordingly, Oaktree has waived all amounts allocated to the Company for investment advisory and administrative services provided through December 31, 2011. Expenses waived totaled $569 and $1,030 for the three and six months ended December 31, 2011, respectively, and these amounts are not subject to recoupment in the future.

For the three and six months ended December 31, 2011, the Company accrued $196 and $385, respectively, related to certain expenses and offering costs paid by Oaktree affiliates on behalf of the Company. Such amounts will be reimbursed by the Company and are included in due to affiliates in the accompanying statements of assets and liabilities.

Affiliates of Oaktree have provided guarantees of the Company’s obligations incurred under the Senior Credit Facility (see Note 7).  These guarantees will remain in effect until the Company completes a qualified IPO and other specified conditions are met.

NOTE 9 — Subsequent Events:

Subsequent events have been reviewed through February 7, 2012.

                      Shares

OAKTREE FINANCE CORP.

Common Stock

PROSPECTUS

Goldman, Sachs & Co.           Morgan Stanley          Credit Suisse          SunTrust Robinson Humphrey

Evercore Partners                    Janney Montgomery Scott                    RBC Capital Markets

Through and including                  , 2012 (the 25th day after the date of this prospectus), all dealers effecting transactions in these securities, whether or not participating in this offering, may be required to deliver a prospectus.  This is in addition to a dealer’s obligation to deliver a prospectus when acting as an underwriter and with respect to an unsold allotment or subscription.

Part C

Other Information

ITEM 25.  FINANCIAL STATEMENTS AND EXHIBITS

(1)                                 Financial Statements

The following statements of Oaktree Finance, LLC (the “Company” or the “Registrant”) are included in Part A of this Registration Statement:

(2)	Exhibits
(a)	Form of Certificate of Incorporation(2)
(b)	Form of By-laws(2)
(c)	Not applicable
(d)	Not applicable
(e)	Dividend Reinvestment Plan(3)
(f)	Not applicable
(g)	Investment Management Agreement(2)
(h)	Form of Underwriting Agreement(1)
(i)	Not applicable
(j)	Custodian Agreement(2)
(k)(i)	Transfer Agency and Service Agreement(2)
(k)(ii)	Administration Agreement(2)
(k)(iii)	License Agreement(2)
(k)(iv)	Senior Secured Revolving Credit Agreement(3)
(l)	Opinion and Consent of Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for Registrant(1)
(m)	Not applicable
(n)	Consent of Independent Registered Public Accounting Firm(3)
(o)	Not applicable
(p)	Not applicable
(q)	Not applicable
(r)(i)	Code of Ethics for Registrant(3)
(r)(ii)	Code of Ethics of Registrant’s investment adviser(3)
(s)	Power of Attorney(2)

(1)          To be filed by amendment.

(2)   Incorporated by reference to the corresponding exhibit number to the Registrant’s Pre-Effective Amendment No. 2 to its Registration Statement under the Securities Act of 1933, as amended, (File No. 333-174117), on Form N-2, filed on October 25, 2011.

(3)   Filed herewith.

ITEM 26. MARKETING ARRANGEMENTS

The information contained under the heading “Plan of Distribution” in this Registration Statement is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement related to that offering.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

The following table sets forth the estimated expenses to be incurred in connection with the offering described in this registration statement:

SEC registration and filing fees	$14,512.50
Stock Market Listing Fee	$25,000.00
Printing (other than certificates)	$120,000.00
Accounting fees and expenses related to the offering	$25,000.00
Legal fees and expenses related to the offering	$750,000.00
FINRA fee	$13,000.00
Miscellaneous (e.g. travel) related to the offering	$20,000.00
Total (1)	$967,512.50

(1)          This amount is an estimate. All of the expenses set forth above shall be borne by us.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

The following list sets forth each of the companies considered to be “controlled” by us as defined by the Investment Company Act of 1940.

Name of Entity and Place of Jurisdiction	% of Voting Securities Owned

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the approximate number of record holders of our securities at February 10, 2012.

Title of Class	Number of Record Holders
Limited liability company interests	Two

ITEM 30. INDEMNIFICATION

Indemnification sections to be provided by amendment.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

A description of any other business, profession, vocation or employment of a substantial nature in which the investment adviser, and each managing director, director or executive officer of the investment adviser, is or has been during the past two fiscal years, engaged in for his or her own account or in the capacity of director, officer, employee, partner or trustee, is set forth in Part A of this Registration Statement in the sections entitled “Management.” Additional information regarding the investment adviser and its officers and directors is set forth in its Form ADV, as filed with the SEC (SEC File No. 801- 48923), and is incorporated herein by reference.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

All accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules thereunder are maintained at the offices of:

(1)           the Registrant: Oaktree Finance Corp., 333 South Grand Avenue, 28th Floor, Los Angeles, CA 90071;

(2)           the Transfer Agent: American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219;

(3)           the Custodian: Wells Fargo Bank, National Association, 9062 Old Annapolis Road, Columbia, Maryland 21045; and

(4)           the Adviser: Oaktree Capital Management, L.P., 1301 Avenue of the Americas, 34th Floor, New York, NY 10019.

ITEM 33. MANAGEMENT SERVICES

Not Applicable.

ITEM 34. UNDERTAKINGS

1.                                       Registrant undertakes to suspend the offering of shares until the prospectus is amended, if (1) subsequent to the effective date of this Registration Statement, its net asset value declines more than ten percent from its net asset value, as of the effective date of this Registration Statement; or (2) its net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2.                                       Not applicable.

3.                                       Not applicable.

4.                                       Not applicable.

5.                                       Registrant undertakes that,

(a)                                  For the purpose of determining any liability under the Securities Act of 1933 (the “1933 Act”), the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant pursuant to Rule 497(h) will be deemed to be a part of the Registration Statement as of the time it was declared effective.

(b)                                 For the purpose of determining any liability under the 1933 Act, each post-effective amendment that contains a form of prospectus will be deemed to be a new Registration Statement relating to the securities offered therein, and the offering of such securities at that time will be deemed to be the initial bona fide offering thereof.

6.                                       Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information constituting Part B of this Registration Statement.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant has duly caused this registration statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Los Angeles, and State of California, on the 10th day of February 2012.

By:	/s/ William B. Sacher
	Name:	William B. Sacher
	Title:	Chief Executive Officer and Chairman

Pursuant to the requirements of the Securities Act of 1933, as amended, this registration statement on Form N-2 has been signed by the following persons in the capacities and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ William B. Sacher	Chief Executive Officer and Chairman (Principal Executive Officer)	February 10, 2012
William B. Sacher

/s/ Rajkumar Makam	President and Director	February 10, 2012
Rajkumar Makam

/s/ David Orkin	Chief Financial Officer (Principal Financial and Accounting Officer)	February 10, 2012
David Orkin

*	Director	February 10, 2012
Irwin Engelman

*	Director	February 10, 2012
Michael S. Liss

*	Director	February 10, 2012
Sheldon M. Stone

*	Director	February 10, 2012
Randolph W. Westerfield

*	Director	February 10, 2012
Thomas G. White

*By:	/s/ William B. Sacher
William B. Sacher
As Attorney-In-Fact

February 10, 2012

EXHIBIT INDEX

Exhibit	Document
EX. 99(E)	Dividend Reinvestment Plan
EX. 99(K)(iv)	Senior Secured Revolving Credit Agreement
EX. 99(N)	Consent of Independent Registered Public Accounting Firm
EX. 99(R)(i)	Code of Ethics for Registrant
EX. 99(R)(ii)	Code of Ethics of Registrant’s investment adviser